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               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                        DATED AS OF FEBRUARY 15, 2000


                                    AMONG

                              KMC TELECOM INC.,
                            KMC TELECOM II, INC.,
                            KMC TELECOM III, INC.,
                        KMC TELECOM OF VIRGINIA, INC.,
                          KMC TELECOM LEASING I LLC,
                         KMC TELECOM LEASING II LLC,
                         KMC TELECOM LEASING III LLC,
                            KMC TELECOM.COM, INC.
                                     AND
                             KMC III SERVICES LLC
                                AS BORROWERS,

                   THE FINANCIAL INSTITUTIONS FROM TIME TO
                             TIME PARTIES HERETO,
                                 AS LENDERS,

                                     AND


                          FIRST UNION NATIONAL BANK


                   AS ADMINISTRATIVE AGENT FOR THE LENDERS


                                     AND

                   NEWCOURT COMMERCIAL FINANCE CORPORATION,
                     AN AFFILIATE OF THE CIT GROUP, INC.,
                     AS COLLATERAL AGENT FOR THE LENDERS

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I
   AMENDMENT AND RESTATEMENT; DEFINITIONS.....................................2

   SECTION 1.01.  Amendment and Restatement...................................2
   SECTION 1.02.  Definitions.................................................2
   SECTION 1.03.  Accounting Terms...........................................23
   SECTION 1.04.  Others Defined in New York Uniform Commercial Code.........23
ARTICLE II
   LOANS AND LETTERS OF CREDIT...............................................23

   SECTION 2.01.  Agreement to Lend..........................................24
   SECTION 2.02.  Loans......................................................24
   SECTION 2.03.  Procedure for Loan Request and Borrowing Commitment........25
   SECTION 2.04.  The Notes..................................................27
   SECTION 2.05.  Interest on Loans..........................................28
   SECTION 2.06.  Conversion or Continuation.................................29
   SECTION 2.07.  Special Provisions Governing LIBOR Loans...................30
   SECTION 2.08.  Payments...................................................32
   SECTION 2.09.  Optional and Mandatory Prepayment of Loans; Optional
                  and Mandatory Reduction of Revolving Loan Commitment
                  Amount.....................................................33
   SECTION 2.10.  Letters of Credit..........................................35
   SECTION 2.11.  Fees.......................................................40
   SECTION 2.12.  Manner of Payment; Special Tax Considerations..............41
   SECTION 2.13.  Maximum Lawful Interest Rate...............................46
   SECTION 2.14.  Funding Issues.............................................46
   SECTION 2.15.  Joint and Several Liability; Contribution..................47
ARTICLE III
   REPRESENTATIONS AND WARRANTIES............................................48

   SECTION 3.01.  Organization; Powers.......................................48
   SECTION 3.02.  Corporate Authorization....................................48
   SECTION 3.03.  Financial Statements.......................................49
   SECTION 3.04.  No Material Adverse Change.................................49
   SECTION 3.05.  Litigation.................................................49
   SECTION 3.06.  Tax Returns................................................49
   SECTION 3.07.  No Defaults................................................49
   SECTION 3.08.  Properties.................................................49
   SECTION 3.09.  Licenses, Material Agreements, Intellectual Property.......49
   SECTION 3.10.  Compliance With Laws.......................................50
   SECTION 3.11.  ERISA......................................................50
   SECTION 3.12.  Investment Company Act; Public Utility Holding
                  Company Act................................................51
   SECTION 3.13.  Federal Reserve Regulations................................51

                                       i
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   SECTION 3.14.  Collateral.................................................51
   SECTION 3.15.  Chief Place of Business....................................52
   SECTION 3.16.  Other Corporate Names......................................52
   SECTION 3.17.  Insurance..................................................52
   SECTION 3.18.  Milestone Plan.............................................52
   SECTION 3.19.  Capitalization and Subsidiaries............................52
   SECTION 3.20.  Real Property, Leases and Easements........................52
   SECTION 3.21.  Solvency...................................................53
   SECTION 3.22.  Brokers, etc...............................................53
   SECTION 3.23.  No Material Misstatements..................................53
   SECTION 3.24.  Year 2000 Problems.........................................53
ARTICLE IV
   CONDITIONS FOR LOANS......................................................53

   SECTION 4.01.  Conditions Precedent to Initial Loan on or after the
                  Closing Date...............................................54
   SECTION 4.02.  Conditions Precedent to All Loans..........................58
ARTICLE V
   AFFIRMATIVE COVENANTS.....................................................60

   SECTION 5.01.  Corporate and Franchise Existence..........................60
   SECTION 5.02.  Compliance with Laws, Etc..................................60
   SECTION 5.03.  Maintenance of Properties..................................60
   SECTION 5.04.  Insurance..................................................60
   SECTION 5.05.  Obligations and Taxes......................................65
   SECTION 5.06.  Financial Statements, Reports, etc.........................66
   SECTION 5.07.  Litigation and Other Notices...............................68
   SECTION 5.08.  Mortgages; Landlord Consents; Licenses and Other
                  Agreements.................................................68
   SECTION 5.09.  ERISA......................................................69
   SECTION 5.10.  Access to Premises and Records.............................69
   SECTION 5.11.  Design and Construction....................................69
   SECTION 5.12.  Environmental Notices......................................69
   SECTION 5.13.  Amendment of Organizational Documents......................69
   SECTION 5.14.  Third Party Agreements and Delivery and Acceptance
                  Certificates...............................................70
   SECTION 5.15.  Accounts Payable...........................................70
   SECTION 5.16. Intellectual Property. Such Borrower shall enter into Intellectual Property Documents, in form and substance satisfactory to the Collateral Agent, with respect to all of the Intellectual Property owned by such Borrower....70
   SECTION 5.17.  Fiscal Year................................................70
   SECTION 5.18.  Required Contribution. The Borrowers shall obtain the
                  Required Contribution on or prior to August 31, 2000.......70
   SECTION 5.19.  Subsidiary Guarantees and Pledges..........................70
   SECTION 5.20.  Accounting; Maintenance of Records.........................71
   SECTION 5.21.  Further Assurances.........................................71
ARTICLE VI
   NEGATIVE COVENANTS........................................................71
                                       ii
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   SECTION 6.01.  Liens, etc.................................................71
   SECTION 6.02.  Use of Proceeds............................................72
   SECTION 6.03.  Sale of Assets, Consolidation, Merger, etc.................72
   SECTION 6.04.  Dividends and Distributions; Sale of Equity Interests......72
   SECTION 6.05.  Management Fees and Permitted Corporate Overhead...........73
   SECTION 6.06.  Guarantees; Third Party Sales and Leases...................73
   SECTION 6.07.  Investments................................................73
   SECTION 6.08.  Subsidiaries; Permitted Acquisitions.......................74
   SECTION 6.09.  Permitted Activities.......................................75
   SECTION 6.10.  Disposition of Licenses, etc...............................75
   SECTION 6.11.  Transactions with Affiliates...............................75
   SECTION 6.12.  ERISA......................................................75
   SECTION 6.13.  Indebtedness...............................................76
   SECTION 6.14.  Prepayment and Debt Documents..............................76
   SECTION 6.15.  Sale and Leaseback Transactions............................77
   SECTION 6.16.  Margin Regulation..........................................77
   SECTION 6.17.  Management and Tax Sharing Agreements......................77
ARTICLE VII
   FINANCIAL COVENANTS.......................................................77

   SECTION 7.01.  Financial Covenants Prior to Achieving Positive EBITDA.....77
   SECTION 7.02.  Financial Covenants After Achieving Positive EBITDA........78
ARTICLE VIII
   COLLATERAL SECURITY.......................................................80
   SECTION 8.01.  Collateral Security........................................80
   SECTION 8.02.  Preservation of Collateral and Perfection of Security
                  Interests Therein..........................................81
   SECTION 8.03.  Appointment of the Collateral Agent as the
                  Borrowers'Attorney-in-Fact.................................81
   SECTION 8.04.  Collection of Accounts and Restricted Account
                  Arrangements...............................................81
   SECTION 8.05.  Cure Rights................................................82
ARTICLE IX
   EVENTS OF DEFAULT; REMEDIES...............................................82

   SECTION 9.01.  Events of Default..........................................82
   SECTION 9.02.  Termination of Commitment; Acceleration....................85
   SECTION 9.03.  Waivers....................................................85
   SECTION 9.04.  Rights and Remedies Generally..............................86
   SECTION 9.05.  Entry Upon Premises and Access to Information..............86
   SECTION 9.06.  Sale or Other Disposition of Collateral by the Agent.......86
   SECTION 9.07.  Governmental Approvals.....................................87
   SECTION 9.08.  Appointment of Receiver or Trustee.........................88
   SECTION 9.09.  Right of Setoff............................................88
ARTICLE X
   THE AGENT AND THE COLLATERAL AGENT........................................89

   SECTION 10.01.  Appointment of Agent......................................89
   SECTION 10.02.  Agent's Reliance, Etc.....................................90
   SECTION 10.03.  FUNB and Affiliates.......................................90
   SECTION 10.04.  Lender Credit Decision....................................90
   SECTION 10.05.  Indemnification...........................................91
   SECTION 10.06.  Successor Agent...........................................91
   SECTION 10.07.  Payments; Non-Funding Lenders; Information; Actions
                   in Concert................................................92
   SECTION 10.08.  Collateral Matters........................................93
   SECTION 10.09.  Agency for Perfection.....................................94
   SECTION 10.10.  Concerning the Collateral and the Related Loan
                   Documents and the Collateral Agent........................94
ARTICLE XI
   MISCELLANEOUS.............................................................94

   SECTION 11.01.  Notices; Action on Notices, etc...........................95
   SECTION 11.02.  No Waivers; Amendments....................................95
   SECTION 11.03.  Governing Law and Jurisdiction............................96
   SECTION 11.04.  Expenses..................................................96
   SECTION 11.05.  Equitable Relief..........................................97
   SECTION 11.06.  Indemnification; Limitation of Liability; Lucent
                   Relationships.............................................97
   SECTION 11.07.  Survival of Representations and Warranties, etc...........98
   SECTION 11.08.  Successors and Assigns; Assignments; Participations.......98
   SECTION 11.09.  Severability.............................................101
   SECTION 11.10.  Cover Page, Table of Contents and Section Headings.......101
   SECTION 11.11.  Counterparts.............................................101
   SECTION 11.12.  Application of Payments..................................101
   SECTION 11.13.  Marshalling; Payments Set Aside..........................101
   SECTION 11.14.  SERVICE OF PROCESS.......................................102
   SECTION 11.15.  WAIVER OF JURY TRIAL, ETC................................102
   SECTION 11.16.  Confidentiality..........................................102
   SECTION 11.17.  Entire Agreement, etc....................................103
   SECTION 11.18.  No Strict Construction...................................103

                                   EXHIBITS

EXHIBIT A               Milestone Plan

EXHIBIT B               Form of Collateral Assignment of Leases

EXHIBIT C               Form of Collateral Assignment of Licenses

EXHIBIT D               Form of Landlord Waiver

EXHIBIT E-1             Form of Revolving Loan Note

EXHIBIT E-2             Form of Term A Loan Note

EXHIBIT E-3             Form of Term B Loan Note

EXHIBIT F               Form of Periodic Reporting Certificate

EXHIBIT G               Form of Guaranty

EXHIBIT H-1             Form of Notice of Borrowing

EXHIBIT H-2             Form of Notice of Continuation/Conversion

EXHIBIT I               Financials

EXHIBIT J-1             Form of Secretary's Certificate of Borrower

EXHIBIT J-2             Form of Secretary's Certificate of KMC Holdings

EXHIBIT K-1             Form of Opinion of Borrowers' Special Counsel

EXHIBIT K-2             Form of Opinion of Borrowers' Regulatory Counsel

EXHIBIT K-3             Form of Opinion of Borrowers' Local Counsel

EXHIBIT L               Form of Pledge Agreement

EXHIBIT M               Form of Loss Payable Endorsement

EXHIBIT N               Form of Restricted Account Agreement

EXHIBIT O               Form of Assignment Agreement

EXHIBIT P               Form of Accession Agreement

EXHIBIT Q               Form of Contribution Agreement

EXHIBIT R               Form of Delivery and Acceptance Certificate
                                       v

EXHIBIT S               Form of Trademark Security Agreement

EXHIBIT T               Form of General Reaffirmation and Modification
Agreement

EXHIBIT U               Form of Guaranty and Security Agreement

                                  SCHEDULES


SCHEDULE 1.01(a)  Applicable Margin

SCHEDULE 3.02     Consents

SCHEDULE 3.05     Litigation

SCHEDULE 3.09(a)  Governmental Authorizations and Approvals

SCHEDULE 3.09(b)  Material Agreements

SCHEDULE 3.09(c)  Intellectual Property

SCHEDULE 3.10     Environmental Matters

SCHEDULE 3.11     Plans

SCHEDULE 3.14     Filing Offices

SCHEDULE 3.16     Corporate and Fictitious Names

SCHEDULE 3.17     Insurance

SCHEDULE 3.19     Capitalization and Subsidiaries

SCHEDULE 3.20     Real Property, Leased Real Property and Easements

SCHEDULE 6.11     Transactions With Affiliates

SCHEDULE 8.04     Collection Accounts


                                   ANNEXES

ANNEX A.....-     Commitment Amounts

ANNEX B.....-     Financial Covenant Information

ANNEX C.....-     Revolving Loan Commitment Reductions and Term Loan
                  Amortizations

            AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AGREEMENT") dated as of February 15, 2000 among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM III, INC., a Delaware corporation ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"), KMC III Services LLC, a Delaware limited liability company ("SERVICES"), the Additional Borrowers from time to time parties hereto (KMC, KMC II, KMC Virginia, Leasing I, Leasing II, Leasing III, Telecom.com, Services and any Additional Borrowers being collectively referred to hereinafter as the "BORROWERS" and sometimes individually as a "BORROWER"), the financial institutions signatory hereto from time to time, as "Lenders", FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the "AGENT") and NEWCOURT COMMERCIAL FINANCE CORPORATION, formerly known as AT&T Commercial Finance Corporation and an affiliate of The CIT Group, Inc., as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT").

                                   RECITALS

     A. The Borrowers (other than KMC III, Leasing III, Telecom.com and Services), the Lenders, the Agent and the Collateral Agent, are parties to a certain Loan and Security Agreement dated as of December 22, 1998, as amended pursuant to that certain Amendment No. 1 thereto dated as of March 3, 1999, that certain Amendment No. 2 thereto dated as of August 13, 1999, that certain Waiver and Amendment No. 3 thereto dated as of October 29, 1999, and that certain Amendment No. 4 thereto dated as of December 31, 1999 (such Loan and Security Agreement, as so amended being hereinafter referred to as the "EXISTING AGREEMENT"), pursuant to which the Lenders have provided loans to the Borrowers other than KMC III, Leasing III, Telecom.com and Services (the "EXISTING LOANS") and issued letters of credit for the account of the Borrowers other than KMC III, Leasing III, Telecom.com and Services and for which the Borrowers other than KMC III, Leasing III, Telecom.com and Services have incurred Letter of Credit Obligations (the "EXISTING LETTER OF CREDIT OBLIGATIONS").

     B. The Borrowers, the Lenders, the Agent and the Collateral Agent have agreed to amend the Existing Agreement in certain respects, to, among other things, increase the Commitment Amount to $700,000,000 and to add KMC III, Leasing III, Telecom.com and Services as Borrowers and to refinance the obligations of KMC III, Leasing III and Services under that certain Amended and Restated Loan and Security Agreement dated as of December 30, 1999 among KMC III, Leasing III, Services, the financial institutions from time to time parties thereto as lenders, Lucent Technologies Inc., as Agent for said lenders and State Street Bank and Trust Company as Collateral Agent for said Lenders (the "Lucent Loan Agreement") and have agreed to execute this Agreement as an amendment and restatement of the Existing Agreement, in order to incorporate such amendments and the Existing Agreement into a single document.

     C. It is the intent of the parties hereto that the execution and delivery of this Agreement not effectuate a refinancing or novation of the Existing Loans and Existing Letter of Credit Obligations, but rather a modification to the terms governing the repayment of the Existing Loans and Existing Letter of Credit Obligations, which Existing Loans and Existing Letter of Credit Obligations remain outstanding as of the date hereof and remain secured by the Collateral.

                                  ARTICLE I
                    AMENDMENT AND RESTATEMENT; DEFINITIONS

         SECTION 1.01. AMENDMENT AND RESTATEMENT. The Borrowers, the Agent, the Collateral Agent and the Lenders hereby agree that, effective upon the execution and delivery of this Agreement by each such party: (a) the terms and provisions of the Existing Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement, except that any grant of security by any Borrower pursuant to SECTION 8.01 of the Existing Agreement shall remain effective as of the date any such grant first became effective, and (b) the Existing Loans shall constitute the initial outstanding Loans under this Agreement, the Existing Letter of Credit
Obligations shall constitute the initial outstanding Letter of Credit Obligations under this Agreement, and the Existing Loans and Existing Letter of Credit Obligations shall be payable solely in accordance with the terms of this Agreement, the Notes and any Loan Documents delivered pursuant hereto or modified in accordance with the General Reaffirmation. No party hereto shall have any obligations under the Existing Agreement, except to the extent that any obligations thereunder may be restated in this Agreement or the other Loan Documents. The Borrowers, the Agent, the Collateral Agent and the Lenders agree that the execution and delivery of this Agreement shall not effectuate a novation or refinancing of the Existing Loans and Existing Letter of Credit Obligations, but rather a substitution of certain of the terms governing the payment and performance of the Existing Loans and Existing Letter of Credit Obligations.

         SECTION 1.02. DEFINITIONS. As used in this Agreement, the following words and terms shall have the meanings specified below:

         "ACCESS LINES" shall mean the total number of installed business lines that provide service to a business customer of a Borrower including "resale", "on-net" and "unbundled network element"; PROVIDED, that resale shall constitute no more than twenty-five percent (25%) of the total Access Lines.

         "ACCOUNTS" shall mean all present and future rights of any Borrower to payment for goods sold or leased or for services rendered which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

         "ADDITIONAL BORROWER" shall mean any Subsidiary of KMC Holdings, KMC, KMC II, KMC III, KMC Virginia, Leasing I, Leasing II, Leasing III, Telecom.com or Services that enters into an accession agreement substantially in the form of EXHIBIT P hereto, is acceptable to the Requisite Lenders, and the outstanding Equity Interests of which are pledged to the Agent pursuant to a pledge agreement substantially in the form of EXHIBIT L attached hereto.

         "ADDITIONAL PURCHASE AGREEMENT" shall mean a purchase agreement between any Borrower and an Additional Vendor relating to the purchase of Telecommunications Equipment on terms and conditions reasonably satisfactory to the Agents, if such purchase agreement contemplates Telecommunications Equipment purchases in excess of $5,000,000 in any one year or $15,000,000 in the aggregate, otherwise on the terms and conditions reasonably satisfactory to the Collateral Agent.

         "ADDITIONAL VENDOR" shall mean a vendor of Telecommunications Equipment other than Lucent, which Additional Vendor shall be reasonably satisfactory to the Agents if the Additional Purchase Agreement the Additional Vendor is a party to contemplates Telecommunications Equipment purchases in excess of $5,000,000 in any one year or $15,000,000 in the aggregate, otherwise on the terms and conditions reasonably satisfactory to the Collateral Agent.

         "AFFILIATE" shall mean any Person other than any Lender directly or indirectly controlling, controlled by or under common control with any Borrower and any officer or shareholder of such Person or any Borrower, which shareholder beneficially owns at least ten percent (10%) of the Equity Interests of such Person or any Borrower. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by", and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of at least 10% of the Equity Interests of a Person shall be deemed to constitute control; and provided, further, that in no event shall any of the Agents or the Lenders be deemed to be an Affiliate of any Borrower or of KMC Holdings.

         "AGED EQUIPMENT" shall mean Telecommunications Equipment, which has been in commercial operation for more than twelve months.

         "AGENTS" shall mean collectively, the Agent, the Collateral Agent, the Documentation Agent and the Syndication Agent.

         "APPLICABLE MARGIN" shall mean with respect to (i) each Loan bearing interest based upon the Base Rate, the margin determined in accordance with the criteria set forth on SCHEDULE 1.01(A) hereto, and (ii) each Loan bearing interest based upon the LIBO Rate, the margin determined in accordance with the criteria set forth on SCHEDULE 1.01(A) hereto, which margins shall be calculated based upon the financial statements provided pursuant to SECTION 5.06, with any readjustments being effective five Business Days following the Agent's receipt thereof; provided, however, that in the event that the Required Contribution is obtained on or prior to August 31, 2000, each such margin shall be reduced effective as of five (5) Business Days after receipt by Borrowers of the Required Contribution by twenty-five (25) basis points.

         "ASSIGNMENT AGREEMENT" shall mean an assignment agreement entered into in connection with an assignment pursuant to SECTION 11.08 hereof substantially in the form of EXHIBIT O hereof.

         "BASE LIBO RATE" shall mean, during any Interest Period, the rate of interest per annum (rounded upward to the nearest whole multiple of 1/16 of 1.0%, if such rate is not such a multiple) equal to the rate of interest notified to the Agent by the Reference Bank at which Dollar deposits in the approximate amount of the Loans to be made or continued as, or converted into, LIBOR Loans for such Interest Period and having a maturity comparable to such Interest Period would be offered by the London lending office of the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period.

         "BASE RATE" shall mean the higher of (i) a rate per annum equal to the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Reference Bank from time to time, changing when and as such rate changes, it being understood that such rate of interest is not necessarily the lowest or best rate charged by the Reference Bank to its customers, and (ii) the sum of the Federal Funds Effective Rate plus one-half percent (0.50%) per annum.

         "BASE RATE LOAN" shall mean a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the Base Rate.

         "BASE RATE REVOLVING LOAN" shall mean a Revolving Loan during any period for which it is a Base Rate Loan.

         "BASE RATE TERM A LOAN" shall mean any portion of the Term A Loans during any period for which such portion is a Base Rate Loan.

         "BASE RATE TERM B LOAN" shall mean any portion of the Term B Loans during any period for which such portion is a Base Rate Loan.

         "BASE RATE TERM LOAN" shall mean a Base Rate Term A Loan or a Base Rate Term B Loan.

         "BENEFIT PLAN" shall mean a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

         "BORROWER" shall mean any of KMC, KMC II, KMC III, KMC Virginia, Leasing I, Leasing II, Leasing III, Telecom.com, Services and any Additional Borrower.

         "BORROWING BASE" shall mean at any time the sum of the following amounts: (i) the aggregate cost of Telecommunications Equipment financed under this Agreement, minus any reserves established by the Collateral Agent with respect to Aged Equipment, (ii) the cash portion of the purchase price of Permitted Acquisitions, plus fees and expenses in connection with the Permitted Acquisitions; provided, however, that such fees and expenses may only be included in the Borrowing Base with respect to any Permitted Acquisition if the appraisal required by clause (8) of SECTION 6.08 with respect to such Permitted Acquisition indicates that the fair market value of the assets being acquired in such Permitted Acquisition equals or exceeds the sum of the purchase price for such assets and such fees and expenses, and (iii) transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents.

         "BUSINESS" shall mean with respect to (i) each of KMC, KMC II, KMC III and KMC Virginia, the business of constructing, operating and maintaining the Systems owned by them and all operations related thereto or in support thereof,
(ii) each of Leasing I, Leasing II and Leasing III the business of owning and leasing Switch Equipment, (iii) Services, the business of owning software, installation and other soft costs related to the Systems and providing services for the Systems, and (iv) Telecom.com, the business of developing and providing intranet services.

         "BUSINESS DAY" shall mean (a) any day not a Saturday, Sunday or legal holiday in the State of New York or New Jersey, on which banks are open for business in New York and New Jersey and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBO Rate or LIBOR Loans, any day that is a Business Day pursuant to CLAUSE (A) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

         "CAPITALIZATION"   shall  mean  funded  equity  capitalization  of  KMC
Holdings.

         "CAPITALIZED   LEASE   OBLIGATIONS"  shall  mean  Debt  represented  by
obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "CASH  ADVANCE"  shall  mean  any  Term B Loan  which  is not a  Credit
Advance.

         "CHANGE OF CONTROL" shall mean (A) Harold N. Kamine ceases to have senior management responsibilities with respect to the Borrowers or KMC Holdings, (B) KMC Holdings no longer beneficially owns, directly or indirectly, all of the outstanding Equity Interests of each Borrower, (C) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 35% of the total voting power of the Voting Stock of KMC Holdings on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of KMC Holdings, on a fully diluted basis, than is held by the Existing Stockholders on such date, or
(D) individuals who on the Closing Date constitute the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination by the Board of Directors for election by KMC Holdings' stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

         "CLEC" shall mean a competitive local exchange carrier.

         "CLOSING DATE" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         "COLLATERAL" shall mean, all property and interests in property now owned or hereafter acquired by any Borrower in or upon which a security interest, lien or mortgage is granted to the Collateral Agent by any Borrower, whether under this Agreement or the other Loan Documents.

         "COLLATERAL ASSIGNMENT OF LEASES" shall mean the Collateral Assignment of Leases in the form of EXHIBIT B attached hereto, which was executed and delivered pursuant to the Existing Agreement, together with the addenda thereto to be executed and delivered by KMC III, Leasing III, Telecom.com and Services pursuant to SECTION 4.01 hereof.

         "COLLATERAL ASSIGNMENT OF LICENSES" shall mean the Collateral Assignment of Licenses in the form of EXHIBIT C attached hereto, which was executed and delivered pursuant to the Existing Agreement, together with the addenda thereto to be executed and delivered by KMC III, Leasing III, Telecom.com and Services pursuant to SECTION 4.01 hereof.

         "COLLECTION ACCOUNTS" AND "COLLECTION AGENT" shall have the meanings given to such terms in SECTION 8.04 hereof.

         "COMMITMENT"  shall mean  Lenders'  commitment  to lend as set forth in
SECTION 2.01 hereof.

         "COMMITMENT AMOUNT" shall mean (a) as to any Lender, the aggregate of such Lender's Revolving Loan Commitment Amount, Term Loan A Commitment Amount and Term Loan B Commitment Amount as set forth opposite such Lender's name on ANNEX A to this Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitment Amounts, Term Loan A Commitment Amounts and Term Loan B Commitment Amounts, which aggregate commitment shall be Seven Hundred Million Dollars ($700,000,000) on the Closing Date, as such amount may be adjusted from time to time in accordance with this Agreement

         "COMMON STOCK" shall mean with respect to any Person, all Equity Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

         "CONSOLIDATED" or "Consolidated" refers, with respect to any Person, to the consolidation of the accounts of such Person and its Subsidiaries, if any, in accordance with GAAP; PROVIDED, that with respect to KMC Holdings, unless otherwise indicated, its Subsidiaries shall not include any Excluded Subsidiaries.

         "CONSOLIDATED DEBT" shall mean, with respect to KMC Holdings on a consolidated basis, at any date, the sum of the following determined on a consolidated basis, without duplication, in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money, including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any Borrower or KMC Holdings, (b) all obligations to pay the deferred purchase price of property or services of any Borrower or KMC Holdings (exclusive of rent for real property under leases that would not be capitalized in accordance with GAAP), including, but not limited to, all obligations under noncompetition agreements, except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations of any Borrower or KMC Holdings as lessee under capital leases (exclusive of the interest component thereof), (d) all Debt of any other Person secured by a Lien on any asset of any such Borrower or KMC Holdings, (e) all guaranty obligations of any Borrower or KMC Holdings, (f) all obligations, contingent or otherwise, of any Borrower or KMC Holdings relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any Borrower or KMC Holdings, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of any Borrower or KMC Holdings at any time prior to the third annual anniversary of the Term Loan Termination Date, and (h) all termination payments which would be due and payable by any Borrower or KMC Holdings pursuant to any hedging agreement. "Consolidated Debt" shall not include any intercompany Debt between the Borrowers or between any Borrower and KMC Holdings.

         "CONTAMINANT" shall mean any pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, or any constituent of any such substance or waste.

         "CONTRIBUTED CAPITAL" shall mean, with respect to the Borrowers, at any date of determination, all contributed capital to such Borrowers including all funded equity and all Qualified Intercompany Loans.

         "CONTRIBUTION AGREEMENT" shall mean the Contribution Agreement among the Borrowers (other than KMC III, Leasing III, Telecom.com and Services) substantially in the form of EXHIBIT Q, which was executed and delivered in connection with the Existing Agreement, as amended to add KMC III, Leasing III, Telecom.com and Services as parties thereto pursuant to the General Reaffirmation.

         "COUNSEL" shall mean Sidley & Austin or such successor counsel selected by the Collateral Agent.

         "CREDIT ADVANCE" shall mean a Term B Loan made to refinance a trade payable owing by any of the Borrowers to Lucent under a Lucent Purchase Agreement.

         "CREDIT SUPPORT" shall have the meaning given to such term in SECTION 2.10.

         "DEBT" shall mean, with respect to any Person, (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations which have been incurred in connection with the acquisition of property or services (including, without limitation, obligations to pay the deferred purchase price of property or services), excluding trade payables and accrued expenses incurred in the ordinary course of business, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital or operating leases, (v) all Guarantees of such Person, including without limitation, all debt of any other Person secured by a Lien on property of such Person, (vi) all reimbursement obligations, contingent or otherwise, with respect to letters of credit or banker's acceptances issued for the account of any Borrower, and (vii) all indebtedness, obligations or other liabilities in respect of any Interest Rate Agreement, PROVIDED that Debt shall not include any liability for Federal, state, local or other taxes, and PROVIDED, FURTHER, that the amount outstanding at any time of any Debt issued with original issue discount is the principal amount of such Debt less the remaining unamortized portion of the original issue discount of such Debt at such time as determined in conformity with GAAP, and that with respect to any high-yield Debt, the amount thereof shall not include fees incurred in raising such Debt or overfunded amounts set aside solely to pay interest. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Debt" of any Borrower for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of such amount shall not be included.

         "DEFAULT" shall mean any event which but for the passage of time or giving of notice would constitute an Event of Default.

         "DOCUMENTATION AGENT" shall mean General Electric Capital Corporation.

         "DOLLARS" or "$" shall mean lawful money of the United States of America.

         "EASEMENTS" shall have the meaning given to such term in SECTION 3.20 hereof.

         "EBITDA" shall mean, with respect to any Person, for any period, an amount equal to (i) Net Income PLUS (ii) the sum of the following, to the extent deducted in determining Net Income: (A) income and franchise taxes, (B) interest expense, (C) amortization, depreciation and other non-cash charges, MINUS (iii) the sum of interest income plus extraordinary gains, as determined in accordance with GAAP as calculated at the end of such period.

         "ELIGIBLE FRONTING ASSIGNEE" shall mean (a) Lucent or any Affiliate of Lucent, (b) any commercial bank or financial institution (including any credit corporation) that either (i) has total assets in excess of $1,000,000,000 and either (x) has a combined capital and surplus and undivided profits in excess of $250,000,000 or (y) has long-term indebtedness rated "BBB+" or better by Standard & Poor's Ratings Service or "Baa1" or better by Moody's Investors Services, Inc., or (ii) has an Affiliate that satisfies the criteria described in the foregoing clause (i), or (c) any fund that is regularly engaged in the making, purchasing or investing in loans or securities that is controlled by an institution described in clause (b) above, and in each case, Lucent, as assignor, and such Person described in clause (a), (b) or (c) above, as assignee, complies with the provisions of SECTION 11.08(C) below.

         "ENVIRONMENTAL LAWS" shall mean all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees or other binding determination of any Governmental Authority relating to protection of the environment, the handling, disposal or Release of Contaminants and occupational safety and health. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 33 U.S.C. ss. 6901 ET SEQ., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 ET SEQ., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET SEQ., as amended; the Clean Water Act, 33 U.S.C. ss. 1251 ET SEQ., as amended; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ., as amended; state and federal environmental lien and environmental cleanup programs; the Occupational Safety and Health Act, 29 U.S.C. ss. 651 ET SEQ.; and U.S. Department of Transportation regulations related to the transportation of hazardous materials, each as from time to time hereafter in effect.

         "EQUITY AFFILIATE" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "EQUITY INTEREST" shall mean, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, membership units, partnership interests or any other participation right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" shall mean (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as any Borrower, (ii) any partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with any Borrower and (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as any Borrower, any corporation described in CLAUSE (i) above or any partnership or trade or business described in CLAUSE (ii) above.

         "EUROCURRENCY LIABILITIES" shall have the meaning assigned to that term in Regulation D of the Federal Reserve Board, as in effect from time to time.

         "EVENT OF DEFAULT" shall have the meaning given to such term in ARTICLE IX hereof.

         "EVENT OF LOSS" shall mean, with respect to any item of Collateral, the actual or constructive loss of such item of Collateral or the use thereof, due to theft, destruction, damage beyond repair or damage from any reason whatsoever which is not reimbursable by insurance, to an extent which makes repair uneconomical, or rendition thereof unfit for normal use, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such item of Collateral by any Governmental Authority or any other Person, acting under or deemed to be acting under color of any Governmental Authority.

         "EXCESS OPERATING CASH FLOW" shall mean for any fiscal quarter, Net Income of the Borrowers plus non-cash interest expense, depreciation and amortization and any other non-cash items of the Borrowers, minus scheduled principal payments of the Borrowers to Lenders, lease payments and capital expenditures of the Borrowers, plus or minus changes in working capital of the Borrowers, as appropriate.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "EXCLUDED LETTERS OF CREDIT" shall have the meaning ascribed to such term in SECTION 6.13(viii).

         "EXCLUDED SUBSIDIARY" shall mean (a) any Subsidiary of KMC Holdings which is neither a Borrower under this Agreement nor a Person which directly or indirectly beneficially owns Equity Interests in any Borrower, PROVIDED that (i) at the time such other Subsidiary was created or acquired, no Default or Event of Default shall have occurred and be continuing before or after giving effect to the creation or acquisition of such Subsidiary, and (ii) no portion of the Required Contributions, the proceeds of KMC's 12 1/2 % Senior Discount Notes due 2008, the proceeds of KMC's 13 1/2 % Senior Notes due 2009, the proceeds of the Equity Interests of KMC Holdings issued on or prior to the Closing Date or the Revolving Loan Commitment Amount shall have been or shall be used to fund the acquisition or operations of such Subsidiary, and KMC Holdings has external sources of funding (other than the Required Contributions and the Revolving Loan Commitment Amount) to finance the acquisition and operations of such Subsidiary,
(b) KMC Telecom Financing, Inc., a Delaware corporation, (c) KMC Financial Services LLC, a Delaware limited liability company, or (d) any other Subsidiary of KMC Holdings which KMC Holdings or any Borrower requests the Lenders to designate as such, and which designation is agreed to by the Required Lenders.

         "EXISTING STOCKHOLDERS" shall mean Harold N. Kamine, his Equity Affiliates, Nassau Capital Partners L.P., NAS Partners I L.L.C. or their respective successors, and their Equity Affiliates.

         "FCC" shall mean the Federal Communications Commission or any successor commission or agency of the United States of America having jurisdiction over any Borrower or any System.

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (New York time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

         "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System or any successor thereto.

         "FEE LETTERS" shall mean (i) that certain letter agreement dated September 25, 1998 among the Borrowers, KMC Holdings, the Collateral Agent, Capital Syndications Corporation ("CSC"), General Electric Capital Corporation ("GECC"), GECC Capital Market Groups, Inc. ("GECG"), the Agent, First Union Capital Markets, a Division of Wheat First Securities, Inc. ("FUCM") and Canadian Imperial Bank of Commerce ("CIBC"), (ii) that certain letter agreement dated September 25, 1998 among the Borrowers, KMC Holdings, the Collateral Agent, CSC, GECC, GECG, the Agent and FUCM, (iii) that certain letter agreement dated December 22, 1998 among the Borrowers, KMC Holdings, the Collateral Agent, CSC, GECC, GECG, the Agent, FUCM and CIBC, and (iv) that certain letter agreement dated February 14, 2000 between the Borrowers and Lucent.

         "FINANCIALS" shall have the meaning given to such term in SECTION 3.03.

         "FIXED CHARGES" shall mean with respect to any period for the Borrowers on a combined basis, the sum of the following amounts calculated at the end of such period with respect to such period without duplication and in accordance with GAAP:

         (i) the product of two multiplied by scheduled principal and interest payments with respect to Debt for the six month period then ending, (ii) capital expenditures for the four quarter period then ending, (iii) the product of two multiplied by income tax payments for the six month period then ending, and (iv) the product of two multiplied by cash dividend payments for the six month period then ending.

         "FIXED CHARGE COVERAGE RATIO" shall have the meaning assigned to such term in SECTION 7.02(c).

         "FRONTING COMMITMENT" shall mean a portion of the Term B Loan Commitment Amount that is assigned by Lucent pursuant to an Assignment Agreement designating the assigned portion of the Term B Loan Commitment Amount as a "Fronting Commitment".

         "FUNB" shall mean First Union National Bank, a national banking association.

         "GENERAL REAFFIRMATION" shall mean the General Reaffirmation and Modification Agreement in the form of EXHIBIT T hereto.

         "GOVERNMENTAL APPROVAL" shall mean, with respect to any Borrower, any license, permit, franchise or certificate of public convenience and necessity issued to any Borrower by the FCC, any PUC or any other Governmental Authority in connection with any System.

         "GOVERNMENTAL AUTHORITY" shall mean any federal, state or local governmental authority or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTEE" shall mean any obligation, contingent or otherwise, of any Person guaranteeing any indebtedness of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such indebtedness; (ii) to purchase property, securities or services for the purpose of assuring the owner of such indebtedness of the payment of such indebtedness; or (iii) to maintain working capital, equity capital or other financial statement condition of the Primary Obligor so as to enable the Primary Obligor to pay such indebtedness.

         "HOLDINGS III" shall mean KMC Telecom III Holdings, Inc., a Delaware corporation.

         "INDENTURES" shall mean (i) that certain Indenture dated as of January 29, 1998 between KMC Holdings, as Issuer and The Chase Manhattan Bank, as
Trustee, relating to KMC Holdings' 12 1/2 percent Senior Discount Notes due 2008, together with the First Supplemental Indenture relating thereto dated as of May 24, 1999 and (ii) that certain Indenture dated as of May 24, 1999 between KMC Holdings, as Issuer and The Chase Manhattan Bank, as Trustee, relating to KMC Holdings' 13 1/2 percent Senior Notes due 2009.

         "INTELLECTUAL PROPERTY DOCUMENTS" shall mean (i) the Trademark Security Agreement, in the form of EXHIBIT S attached hereto, executed by the Borrowers (other than KMC III, Leasing III, Telecom.com and Services) in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as amended, restated or otherwise modified from time to time and (ii) any other trademark, patent or copyright security agreement executed pursuant to SECTION 5.16 by any Borrower.

         "INTEREST EXPENSE" shall mean for any period, the total interest expense (including, without limitation, interest expense attributable to capital leases) determined on a combined basis, without duplication, for the Borrowers in accordance with GAAP.

         "INTEREST PERIOD" shall mean, with respect to each LIBOR Loan, the interest period applicable to such LIBOR Loan as set forth in the applicable Notice of Borrowing or Notice of Conversion or Continuation.

         "INTEREST RATE AGREEMENT" shall mean for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

         "INVESTMENT" shall mean, as applied to any Person, any direct or indirect purchase or other acquisition by that Person of securities, or of a beneficial interest in securities, of any other Person, and any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to employees, officers and directors and similar items, each made or incurred in the ordinary course of business), or capital contribution by that Person to any other Person, including all Debt of such other Person to that Person, but excluding accounts owed by that other Person in the ordinary course of business. Investments shall exclude (i) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and (ii) the repurchase of securities of any Person by such Person. The amount of any Investment shall be determined in conformity with GAAP.

         "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor statutes or rules and regulations.

         "IRS" shall mean the Internal Revenue Service or any successor agency.

         "KMC HOLDINGS" shall mean KMC Telecom Holdings, Inc., a Delaware corporation.

         "KMC HOLDINGS GUARANTY" shall mean that certain unlimited guaranty of KMC Holdings in the form of EXHIBIT G hereto and executed and delivered by KMC Holdings in connection with the Existing Agreement, as amended by the General Reaffirmation.

         "KMC TELECOM.COM" shall mean KMC Telecom.com, a Delaware corporation.

         "LENDING OFFICE" shall mean, with respect to a Lender or Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

         "LETTER OF CREDIT" shall mean a letter of credit issued or caused to be issued for the account of a Borrower or with respect to which Credit Support is provided, in any case pursuant to SECTION 2.10.

         "LETTER OF CREDIT OBLIGATIONS" shall mean without duplication, the sum of the aggregate maximum undrawn face amount of all outstanding Letters of Credit and unpaid reimbursement obligations with respect to all Letters of Credit.

         "LIBO RATE" shall mean, for any Interest Period with respect to LIBOR Loans comprising part of the same borrowing, the rate of interest per annum equal to the per annum rate of interest displayed on the Dow Jones Market Screen Page 3750, as being the one-month, two-month, three-month or six-month, as applicable, reserve adjusted "London Interbank Offered Rate", provided, however, that if such rate is not displayed or published, then the rate of interest per annum (rounded upward to the nearest whole multiple of 1/16 of 1.0%, if such rate is not such a multiple) determined by the Agent as follows:

          LIBO Rate =        BASE LIBO RATE
                      -------------------------------
                      1.00 - LIBOR Reserve Percentage

         "LIBOR INTEREST PAYMENT DATE" shall mean, with respect to a LIBOR Loan, the last day of each Interest Period applicable to such Loan, and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

         "LIBOR INTEREST RATE DETERMINATION DATE" shall mean each date of calculating the LIBO Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Loan.

         "LIBOR LOAN" shall mean a Loan, or portion thereof, during any period in which it bears interest at a rate based upon the LIBO Rate.

         "LIBOR RESERVE PERCENTAGE" shall mean for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) for United States domestic banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency Liabilities having a term comparable to such Interest Period.

         "LIBOR REVOLVING LOAN" shall mean a Revolving Loan during any period for which it is a LIBOR Loan.

         "LIBOR TERM A LOAN" shall mean any portion of the Term A Loans during any period for which such portion is a LIBOR Loan.

         "LIBOR TERM B LOAN" shall mean any portion of the Term B Loans during any period for which such portion is a LIBOR Loan.

         "LIBOR  TERM  LOAN"  shall  mean a LIBOR  Term A Loan or a LIBOR Term B
Loan.

         "LIEN" shall mean any mortgage, pledge, deed of trust, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement, but excluding easements, rights of way or similar encumbrances on real property which are in the ordinary course and which do not materially affect the value, use and insurability of title of such real property.

         "LOAN" shall mean a Revolving Loan or a Term Loan.

         "LOAN DOCUMENTS" shall mean this Agreement, the Existing Agreement, each "Loan Document" under and as defined in the Existing Agreement, the Collateral Assignment of Leases, the Collateral Assignment of Licenses, the
Mortgages, the Notes, the Pledge Agreements, the KMC Holdings Guaranty, the Intellectual Property Documents, the Fee Letters, all other agreements, instruments and documents, including, without limitation, security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements, Interest Rate Agreements between any

Borrower and the Agent, the Collateral Agent, or the Lenders and all other written matter whether heretofore, now, or hereafter executed by or on behalf of any Borrower or any other Person in connection with the transactions contemplated hereby and delivered to the Agent, the Collateral Agent or the Lenders, together with all agreements and documents referred to therein or contemplated thereby; PROVIDED, HOWEVER, that the documents executed in connection with the purchase by Newcourt Communications Finance Corporation (formerly known as AT&T Credit Corporation) or any Lender of Equity Interests in KMC or KMC Holdings shall not constitute Loan Documents.

         "LUCENT" shall mean Lucent Technologies Inc.

         "LUCENT LOAN AGREEMENT" shall have the meaning given to such term in Recital B.

         "LUCENT PURCHASE AGREEMENT" shall mean an agreement between any Borrower and Lucent for the purchase of Telecommunications Equipment, on terms and conditions satisfactory to the Agents.

         "MANAGEMENT AGREEMENT" shall mean that certain Management Agreement dated as of December 18, 1998 among KMC Holdings, the Borrowers, KMC Telecom Financing, Inc., a Delaware corporation, and KMC Financial Services, LLC, a Delaware limited liability company, as amended by Amendment Nos. 1, 2 and 3 thereto.

         "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, a material adverse effect upon the condition (financial or otherwise), operations or properties of such Person, or upon the ability of such Person to perform under the Loan Documents.

         "MAXIMUM  RATE"  shall have the  meaning  given to such term in SECTION
2.13 hereof.

         "MILESTONE PLAN" shall mean the 39-city Milestone Plan of the Borrowers attached as EXHIBIT A hereto, as such Milestone Plan may be amended from time to time with the prior written consent of the Requisite Lenders.

         "MORTGAGES" shall mean mortgages or deeds of trust in favor of the Collateral Agent, with respect to any Borrower's (i) owned Real Property and
(ii) other interests in those items of real property and Easements, as specified by the Collateral Agent, which mortgages and deeds of trust shall be in form and substance satisfactory to the Collateral Agent.

         "MULTIEMPLOYER  PLAN" shall mean a  "multiemployer  plan" as defined in
Section  4001(a)(3) of ERISA which is, or within the  immediately  preceding six
(6) years was, contributed to by any Borrower or an ERISA Affiliate.

         "NET INCOME" shall mean, with respect to any Person for any period, the net income (loss) of such Person determined in accordance with GAAP.

         "NOTE" shall mean any Revolving Loan Note, any Term A Loan Note or any Term B Loan Note.

         "NOTICE OF BORROWING" shall mean a notice substantially in the form of EXHIBIT H-1 attached hereto.

         "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning given to such term in SECTION 2.06(b).

         "OBLIGATIONS" shall mean all the obligations of any Borrower now or hereafter existing under this Agreement or any other Loan Document to which any Borrower is a party, whether for principal, interest, fees, expenses, reimbursement, indemnification or otherwise. Obligations shall include, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, and paralegals' fees which accrue after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any Borrower, whether or not allowed in such proceeding, and Obligations shall not include any reimbursement obligations with respect to Excluded Letters of Credit.

         "PAYMENT ACCOUNT" shall mean the Agent's account at First Union National Bank, ABA No. 053000219, Account # 5000000016905, KMC reference:
Payment Account.

         "PAYMENT DATE" shall mean the first day of January, April, July and October in each calendar year, but if any such date is not a Business Day, the next succeeding Business Day, commencing April 3, 2000.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

         "PERIODIC REPORTING CERTIFICATE" shall mean a periodic reporting certificate in the form of EXHIBIT F attached hereto.

         "PERMITTED  ACQUISITION"  shall have the  meaning  set forth in SECTION
6.08 hereof.

         "PERMITTED LIENS" shall have the meaning set forth in SECTION 6.01 hereof.

         "PERSON" shall mean any natural person, corporation, division of a corporation, business trust, joint venture, association, company, partnership, unincorporated organization or other legal entity, or a government or any agency or political subdivision thereof.

         "PLAN" shall mean any employee benefit plan as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) in respect of which any Borrower or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" shall mean a pledge agreement substantially in the form of the pledge agreements executed and delivered pursuant to the Existing Agreement, copies of which are attached as EXHIBIT L hereto.

         "PREPAYMENT PREMIUM" shall mean (A) for the Revolving Loans, (i) with respect to the period commencing on the Closing Date and ending on February 1, 2001, one and one-half percent (1.5%) of the amount prepaid, (ii) with respect to the period commencing thereafter and ending on February 1, 2002, one-half percent (0.5%) of the amount prepaid, and (iii) at all times thereafter, zero percent (0%), and (B) for the Term A Loans and the Term B Loans, (i) with respect to the period commencing on the Closing Date and ending on February 1, 2001, two percent (2.0%) of the amount prepaid, (ii) with respect to the period commencing thereafter and ending on February 1, 2002, one percent (1.0%) of the amount prepaid, and (iii) at all times thereafter, zero percent (0%).

         "PRINCIPAL PAYMENTS" shall mean, for any period, total required Debt amortization (including, without limitation, the principal payments attributable to capital leases) determined on a combined basis, without duplication, for the Borrowers in accordance with GAAP.

         "PRO RATA SHARE" shall mean with respect to all matters relating to any Lender (a) with respect to the Revolving Loans and the Letters of Credit, the percentage obtained by dividing (1) at any time on or prior to the Revolving Credit Commitment Termination Date, the Revolving Loan Commitment Amount of such Lender by the aggregate Revolving Loan Commitment Amount of all Lenders, and (2) at any time after the Revolving Credit Commitment Termination Date, the aggregate outstanding principal balance of the sum of the Revolving Loans held by that Lender plus the Letters of Credit Obligations incurred by such Lender by the sum of the aggregate outstanding principal balance of the Revolving Loans held by all Lenders plus the aggregate Letter of Credit Obligations incurred by all the Lenders, (b) with respect to the Term A Loans, the percentage obtained by dividing the aggregate outstanding principal balance of the Term A Loans held by that Lender, by the aggregate outstanding principal balance of the Term A Loans held by all Lenders, and (c) with respect to the Term B Loans, the percentage obtained by dividing (1) at any time on or prior to the Term B Loan Commitment Termination Date, the Term B Loan Commitment Amount of that Lender by the Term B Loan Commitment Amount of all Lenders, and (2) at any time after the Term B Loan Commitment Termination Date, the aggregate outstanding principal balance of the Term B Loans held by that Lender, by the aggregate outstanding principal balance of the Term B Loans held by all Lenders.

         "PUC" shall mean any state Governmental Authority having utility or telecommunications regulatory authority over any Borrower or any System.

         "PURCHASE DEBT" shall have the meaning given to such term in SECTION 6.13(iv).

         "QUALIFIED INTERCOMPANY LOAN" shall mean a loan to a Borrower from KMC Holdings, which loan is expressly subordinated to the Obligations on terms and conditions satisfactory to the Agents, has a maturity date occurring on or after the third annual anniversary of the Term Loan Termination Date, and requires no cash payment of principal or interest prior to the scheduled maturity date of such loan.

         "REAL  PROPERTY"  shall have the meaning  given to such term in SECTION
3.20 hereof.

         "REFERENCE BANK" shall mean First Union National Bank.

         "REGISTER" shall have the meaning given to such term in SECTION 11.08(C)(iii).

         "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property.

         "REMEDIAL ACTION" shall mean actions required to (1) clean up, remove, treat or in any other way address Contaminants in the environment; (2) prevent the Release or threat of Release or prevent or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (3) perform preremedial studies and investigations and postremedial monitoring and care.

         "REPORTABLE  EVENT"  shall  mean any  reportable  event as  defined  in
Section 4043 of ERISA unless the reporting requirement with respect to such reportable event has been waived by the PBGC or other appropriate Governmental Authority.

         "REQUIRED CONTRIBUTION" shall mean cash capital contributions to the Borrowers from KMC Holdings in such amount as is necessary to fully fund the Milestone Plan, but in any event at least $185,000,000.

         "REQUISITE LENDERS" shall mean (1) as long as one Lender holds thirty-three and one-third percent (33 1/3%) or more of the Term B Loan Commitment Amounts, Lenders who collectively hold at least seventy five percent (75%) of the sum of the following amounts: (i) the Aggregate Revolving Loan Commitment Amounts until such commitments expire or terminate, and thereafter, the aggregate outstanding balance of the Revolving Loans; (ii) the aggregate outstanding balance of the Term A Loans; and (iii) the aggregate Term B Loan Commitment Amounts until such commitments expire, terminate or are fully drawn upon, and thereafter, the aggregate outstanding balance of the Term B Loans; and
(2) thereafter, Lenders who hold at least sixty-six and two-thirds percent (66 2/3%) of the sum of the amounts listed above.

         "REQUISITE REVOLVING LENDERS" shall mean (a) Lenders having at least sixty-six and two-thirds percent (66 2/3%) of the aggregate Revolving Loan Commitment Amount of all Lenders, or (b) if the Revolving Loan Commitment has been terminated, at least sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the sum of all Revolving Loans plus Letter of Credit Obligations incurred by all the Lenders.

         "REVOLVING  CREDIT  COMMITMENT  TERMINATION  DATE"  shall mean April 1,
2007.

         "REVOLVING LENDERS" shall mean, as of any date of determination on or prior to the Revolving Credit Commitment Termination Date, Lenders having a

Revolving Loan Commitment Amount, and thereafter Lenders having outstanding Revolving Loans or Letter of Credit Obligations.

         "REVOLVING LOAN" shall mean any loan made to the Borrower pursuant to the provisions of SECTION 2.01(b) below.

         "REVOLVING LOAN COMMITMENT AMOUNT" shall mean (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Loans and/or incur Letter of Credit Obligations as set forth opposite such Revolving Lender's name on ANNEX A to this Agreement or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Loans and/or incur Letter of Credit Obligations, which aggregate commitment shall be One Hundred Seventy-Five Million Dollars ($175,000,000) on the Closing Date, as such amount may be adjusted from time to time in accordance with this Agreement.

         "REVOLVING LOAN NOTE" shall mean a promissory note of the Borrower delivered under the Existing Agreement and substantially in the form of EXHIBIT E-1 attached hereto.

         "SOLVENT" shall mean, at any time of determination, with respect to any
Person:

         (i) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including, without limitation, contingent liabilities); and

         (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

         (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and

         (iv) it has capital sufficient to carry on its business as conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or mature liability.

         "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the such Person for financial statement purposes.

         "SUPPORTING  LETTER OF CREDIT"  shall have the meaning given to such in
SECTION 2.10(j).

         "SWITCH EQUIPMENT" shall mean any Lucent 5-ESS telecommunications switch or other telecommunications/data switch for the provision of CLEC telephony service, data transport, internet access and other related services.

         "SYNDICATION AGENT" shall mean Canadian Imperial Bank of Commerce.

         "SYSTEM" shall mean each telephone, telecommunications or information system (including, without limitation, any voice, video transmission, data or Internet services) and any related, ancillary or complementary services, as described in the Milestone Plan, and all replacements, enhancements or additions thereto.

         "TAX SHARING AGREEMENT" shall mean that certain Tax Allocation Agreement dated as of December 18, 1998 among KMC Holdings, the Borrowers, KMC Telecom Financing, Inc., a Delaware corporation, and KMC Financial Services, LLC, a Delaware limited liability company, as amended by Amendment Nos. 1, 2 and 3 thereto.

         "TAXES" shall mean any and all license, documentation, recording and registration fees, and all taxes, including, without limitation, income (other than net income taxes, franchise taxes and capital taxes imposed on the Lenders, the Agent or the Collateral Agent other than by withholding), gross receipts, sales, value-added, use, excise, personal property (tangible and intangible), real estate and stamp, documentary, transfer or recording taxes, levies, imposts, deductions, duties, assessments, fees, charges, and withholdings of any nature whatsoever, whether or not presently in existence, together with any penalties, fines, additions to tax, or interest thereon, imposed by any taxing authority or other Governmental Authority.

         "TELECOMMUNICATIONS EQUIPMENT" shall mean fiber optic cable, Switch Equipment, transmission equipment and other ancillary hardware necessary for the installation and operation of a switch room or central office and co-location with other telecommunications providers that will enable a Borrower to offer CLEC telephony, data transport, internet access and other related state-of-the-art telecommunications services, as well as all software associated with the network operating center and back office systems (including, without limitation, billing systems, operations systems and support, customer service and data services) and other related software and hardware products integral to developing and operating viable CLEC telephony, data transport, internet access and related state of the art telecommunications businesses, together with all related support, construction and installation costs associated with an operational system, provided that such costs are capitalized in accordance with GAAP.

         "TERM A LENDERS" shall mean those Lenders who have made Term A Loans.

         "TERM A LOAN"  shall mean any loan made to the  Borrowers  pursuant  to
SECTION 2.01(a) of the Existing Agreement and which under the Existing Agreement was characterized as a "Term Loan".

         "TERM A LOAN COMMITMENT AMOUNT" shall mean (a) as to any Term A Lender, the commitment of such Term A Lender to make a Term A Loan under the Existing Agreement, which commitment has been fully drawn upon, as set forth opposite such Term A Lender's name on Annex A to this Agreement and (b) as to all Term A Lenders, the aggregate commitment of all Term A Lenders to make Term A Loans under the Existing Agreement, which commitment has been fully drawn upon.

         "TERM A LOAN NOTE" shall mean a promissory note of a Borrower delivered under the Existing Agreement and substantially in the form of EXHIBIT E-2 attached hereto.

         "TERM A LOAN TERMINATION DATE" shall mean July 1, 2007.

         "TERM B LENDERS" shall mean those Lenders having Term B Loan Commitment Amounts or who have made Term B Loans.

         "TERM B LOAN"  shall mean any loan made to the  Borrowers  pursuant  to
SECTION 2.01(a) below.

         "TERM B LOAN COMMITMENT AMOUNT" shall mean (a) as to any Term B Lender, the commitment of such Term B Lender to make Term B Loans as set forth opposite such Term B Lender's name on ANNEX A to this Agreement or in the most recent Assignment Agreement executed by such Term B Lender and (b) as to all Term B Lenders, the aggregate commitment of all Term B Lenders to make Term B Loans, which aggregate commitment shall be Four Hundred Fifty Million Dollars ($450,000,000) on the Closing Date; PROVIDED, HOWEVER, that until such time as both the Required Contribution has been made and the ratio of Total Debt to Contributed Capital becomes equal to or less than 1.0 to 1.0, the aggregate commitment of all Term B Lenders to make Term B Loans shall not exceed Three Hundred Fifty Million Dollars ($350,000,000) and the commitment of each Term B Lender shall be proportionately reduced from the amount set forth opposite such Term B Lender's name on ANNEX A to this Agreement or in the most recent Assignment Agreement executed by such Term B Lender.

         "TERM B LOAN COMMITMENT TERMINATION DATE" shall mean the second annual anniversary of the Closing Date.

         "TERM B LOAN NOTE" shall mean a promissory note of a Borrower substantially in the form of EXHIBIT E-3 attached hereto.

         "TERM B LOAN TERMINATION DATE" shall mean July 1, 2007.

         "TERM LOAN" shall mean a Term A Loan or a Term B Loan.

         "TERMINATION EVENT" shall mean (i) a Reportable Event with respect to a Benefit Plan; (ii) the withdrawal of any Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which any Borrower or such ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on any Borrower or any ERISA Affiliate under
Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan.

         "THIRD PARTY INTERACTIVES" shall mean all Persons with whom any Borrower exchanges data electronically in the ordinary course of business, including without limitation, customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

         "TOTAL DEBT" shall mean, with respect to the Borrowers, at any date, the sum of the following determined on a combined basis, without duplication:
(a) all liabilities, obligations and indebtedness for borrowed money, including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments, (b) all obligations to pay the deferred purchase price of property or services (exclusive of any rent for real property pursuant to a lease that would not be capitalized in accordance with GAAP), including, but not limited to, all obligations under non-competition agreements, except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations as lessee under capital leases (exclusive of the interest component thereof), (d) all Debt of any other Person secured by a Lien on any asset of any Borrower, (e) all guaranty obligations, (f) all obligations, contingent or otherwise, relative to the face amount of letters of credit, whether or not drawn and banker's acceptances issued for the account of any Borrower, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities at any time prior to the third annual anniversary of the Term A Loan Termination Date, and (h) all termination payments which would be due and payable by any Borrower thereof pursuant to any Interest Rate Agreement or hedging agreement. "Total Debt" shall not include any intercompany Debt between the Borrowers or between any Borrower and KMC Holdings.

         "TOTAL LEVERAGE RATIO" shall mean the ratio of (i) Total Debt as of the last day of the most recently ended fiscal quarter, to (ii) the product of (A) two multiplied by (B) EBITDA of the Borrowers on a combined basis, for the most recently ended two fiscal quarters.

         "UNUSED LETTER OF CREDIT SUBFACILITY" shall mean an amount equal to the lesser of (i) $10,000,000 minus the Letter of Credit Obligations, and (ii) the undrawn portion of the Revolving Loan Commitment Amount of all Lenders.

         "VOTING STOCK" shall mean securities of any class or classes of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "YEAR 2000 CORRECTIVE ACTIONS" shall mean, as to each Borrower, all actions necessary to eliminate such Person's Year 2000 Problems, including, without limitation, computer code enhancements and revisions, upgrades and replacements of Year 2000 Date-Sensitive Systems/Components, and coordination of such enhancements, revisions, upgrades and replacements with Third Party Interactives.

         "YEAR 2000 CORRECTIVE PLAN" shall mean, with respect to each Borrower, a comprehensive plan to eliminate all of its Year 2000 Problems, including without limitations (i) computer code enhancements or revisions, (ii) upgrades or replacements of Year 2000 Date-Sensitive Systems/Components, (iii) test and validation procedures, (iv) an implementation time line and budget and (v) designation of specific employees who will be responsible for planning, coordinating and implementing each phase or subpart of the Year 2000 Corrective Plan.

         "YEAR 2000 DATE-SENSITIVE SYSTEM/COMPONENT" shall mean, as to any Person, any system software, network software, applications software, database, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client system, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

         "YEAR 2000 IMPLEMENTATION TESTING" shall mean, as to each Borrower, (i) the performance of test and validation procedures regarding Year 2000 Corrective Actions on a unit basis and a system wide basis, (ii) the performance of test and validation procedures regarding data exchanges among the Borrowers' Year 2000 Date-Sensitive Systems/Components and data exchanges with Third Party Interactives, and (iii) the design and implementation of additional Corrective
Actions, the need for which has been demonstrated by test and validation procedures.

         "YEAR 2000 PROBLEMS" shall mean, with respect to each Borrower, limitations on the capacity or readiness of any such Borrower's Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Borrowers and exchanges of information among the Borrowers and Year 2000 Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

         SECTION 1.03. ACCOUNTING TERMS. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under generally accepted accounting principles ("GAAP") applied on a consistent basis.

         SECTION 1.04. OTHERS DEFINED IN NEW YORK UNIFORM COMMERCIAL CODE. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided by the Uniform Commercial Code of the State of New York (the "CODE") to the extent the same are used or defined therein.

                                   ARTICLE II
                         LOANS AND LETTERS OF CREDIT

            SECTION 2.01. AGREEMENT TO LEND. (a) Each Term B Lender severally agrees, on the terms and conditions hereinafter set forth, to make on and after the Closing Date and until but not including the Term B Loan Commitment

Termination Date, one or more Term B Loans to the Borrowers in an amount not to exceed the Term B Loan Commitment Amount of such Term B Lender.

            (b) Each Revolving Lender severally agrees, on the terms and conditions hereinafter set forth, to make on and after the Closing Date and until but not including the Revolving Credit Commitment Termination Date, one or more Revolving Loans to the Borrowers in an amount not to exceed when combined with Revolving Loans that were made under the Existing Agreement and remain outstanding, the Revolving Loan Commitment Amount of such Revolving Lender less such Lender's Pro Rata Share of the Letter of Credit Obligations.

            (c) Term A Loans have been made to the Borrowers in the aggregate amount of $75,000,000 under the Existing Agreement and constitute the "Term Loans" as defined in the Existing Agreement. No additional Term A Loans shall be made to the Borrowers.

            (d) At any time that the Total Leverage Ratio is greater than 6:1 as determined by reference to the financial statements delivered pursuant to
SECTION 5.06, the maximum amount of Revolving Loans that may be borrowed from all Revolving Lenders shall not exceed the Borrowing Base.

            (d) Term Loans which are repaid or prepaid may not be reborrowed. Revolving Loans which are repaid or prepaid may be reborrowed.

            SECTION 2.02. LOANS. (a) The proceeds of the Revolving Loans shall be used by the Borrowers to purchase Telecommunications Equipment, to pay transaction costs incurred in connection with the execution, delivery and performance of the Loan Documents, for financing Permitted Acquisitions and for working capital and other general corporate purposes, all as specified in the Notice of Borrowing and in accordance with the Milestone Plan; provided, however, that at any time that the Total Leverage Ratio is greater than 6:1 as determined by reference to the financial statements delivered pursuant to
SECTION 5.06, proceeds of Revolving Loans may be used only to pay transaction costs incurred in connection with the execution and delivery of the Loan Documents, to purchase Telecommunications Equipment, and to finance Permitted Acquisitions. Subject to the provisions of SECTION 2.02(d), the proceeds of the Term B Loans shall be used by the Borrowers to (i) purchase Telecommunications Equipment pursuant to the Lucent Purchase Agreement, (ii) to purchase non-Lucent Telecommunications Equipment (such Term B Loans not to exceed an aggregate amount of $45,000,000), and (iii) to refinance the obligations of KMC III, Leasing III and Services under the Lucent Loan Agreement. Loans with respect to Telecommunications Equipment purchases may not be made to finance (i) soft costs (including installation, delivery and engineering costs) in excess of fifteen percent (15%) of the invoiced price for the related Switch Equipment or (ii) any support or installation costs associated with an operational system that would not be capitalized in accordance with GAAP.

            (b) Each Base Rate Loan shall be in a minimum principal amount of $1,000,000 and increments of $250,000 in excess thereof. Each LIBOR Loan shall be in a minimum principal amount of $5,000,000 and increments of $1,000,000 in excess thereof.

            (c) In any calendar month not more than six (6) Revolving Loans may be requested, and no more than one Term B Loan may be requested.

            (d) The proceeds of any Term B Loan consisting of a Cash Advance shall be used exclusively to finance or reimburse invoices for Telecommunications Equipment purchased from Lucent by KMC, KMC II or KMC III during the period commencing on the date that is twelve months prior to the Closing Date and ending on the Term B Loan Termination Date; provided, that (i) the maximum principal amount of any Term B Loan consisting of a Cash Advance shall not exceed $100,000,000, (ii) the principal amount of all Term B Loans consisting of Cash Advances to reimburse invoices for Telecommunications Equipment purchased from Lucent during the twelve month period prior to the Closing Date ("Pre-Closing Invoices") shall not exceed $200,000,000 in the aggregate and (iii) the Borrowers may not use the proceeds of any Term B Loan consisting of a Cash Advance to reimburse Pre-Closing Invoices after the second anniversary of the Closing Date.

            SECTION 2.03.  PROCEDURE FOR LOAN REQUEST AND BORROWING  COMMITMENT.
(a) A Borrower requesting a Loan shall deliver to each of the Agent and the Collateral Agent a Notice of Borrowing substantially in the form of EXHIBIT H-1 attached hereto on or before 11:00 a.m. (New York time) at least five (5)
Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a LIBOR Loan and at least two (2) Business Days prior to the date on which such Loan is requested to be made if such Loan is requested to be a Base Rate Loan, which notice, once given, shall be irrevocable; provided, however, that (i) only the Collateral Agent shall receive the attachments to the Notice of Borrowing, as outlined below, (ii) if the requested Loan is a Term B Loan consisting of a Cash Advance in excess of $50,000,000, the Notice of Borrowing shall be delivered as least seven (7) Business Days prior to the date on which such Loan is requested to be made, and
(iii) the applicable Borrower(s) shall provide to Lucent simultaneously with the provision of the Notice of Borrowing to the Agent and the Collateral Agent a list of the invoices (including dollar amounts) to be financed or reimbursed with the proceeds of the requested Term B Loan. In the case of a Loan the proceeds of which will be used to purchase or reimburse any Borrower for Telecommunications Equipment (including any Telecommunications Equipment being purchased or reimbursed under the Lucent Purchase Agreement), the Notice of Borrowing delivered to the Collateral Agent will include a schedule supporting one hundred percent (100%) of Telecommunications Equipment requested to be funded. Such schedule will detail all invoices for equipment, third party labor, permits, other third party costs and all capitalized internal costs of the Borrowers with respect to such Telecommunications Equipment permitted under GAAP. All invoices over $25,000 will be attached to such schedule delivered to the Collateral Agent who shall review such invoices and verify that, when combined with the above described capitalized internal costs, such invoices will support at least seventy percent (70%) of the total requested funding. In addition, if the Telecommunications Equipment is being purchased or reimbursed under the Lucent Purchase Agreement, a certificate of delivery and acceptance in the form of EXHIBIT R shall be attached to the Notice of Borrowing delivered to the Collateral Agent. In the case of a Loan the proceeds of which will be used to pay or reimburse any Borrower for transaction costs, the Notice of Borrowing delivered to the Collateral Agent will include a copy of the invoice from the provider of the service or other appropriate supporting documentation. In the case of a Loan, the proceeds of which will be used for working capital or other general corporate purposes, the Notice of Borrowing delivered to the Collateral Agent will contain a certification that the making of such Loan does not violate any provision of either Indenture or the terms of the preferred Equity Interests of KMC Holdings. The Notice of Borrowing shall, with respect to any Loans requested, specify whether such requested Loans are to be Base Rate Loans or LIBOR Loans, and if such requested Loans are to be LIBOR Loans, the requested Interest Period for such Loans.

            (b) The Agent agrees, promptly upon (i) receipt of a Notice of Borrowing and (ii) acknowledgment by the Collateral Agent that the Borrowers have delivered and the Collateral Agent has reviewed to its satisfaction (x) each of the invoices or certificates required to be provided to the Collateral Agent pursuant to SECTION 2.03(A) above and (y) each of the collateral documents, including, without limitation, all third party agreements and the related consents to collateral assignments required pursuant to SECTION 5.08 of the Loan Agreement, as requested by the Collateral Agent, to notify each Revolving or Term B Lender of the date and amount of the Loan proposed thereunder and the amount of such Lender's Pro Rata Share therein. So long as no Event of Default has occurred and is continuing and upon fulfillment of the applicable conditions set forth in ARTICLE IV, each such Lender severally agrees, on or before 12:00 P.M. (New York time) on the date of each proposed Loan, to pay into the Payment Account, an amount equal to such Lender's Pro Rata Share of such Loan in dollars and in same day funds; PROVIDED, that if a Fronting Commitment is assigned by Lucent to an Eligible Fronting Assignee, then, until Notice(s) of Borrowing are provided by the Borrowers to fully draw upon such Fronting Commitment, (i) Lucent shall not be required to make any additional Term B Loans and (ii) the amount of the Term B Loan to be made by the assignee of such Fronting Commitment pursuant to each Notice of Borrowing shall equal the amount of the Term B Loan that would have been made by such assignee pursuant to such Notice of Borrowing without giving effect to such assignment plus either (A) the amount of the Term B Loan that would have been made by Lucent pursuant to such Notice of Borrowing without giving effect to such assignment or, if less, (B) the remaining amount of such Fronting Commitment; PROVIDED FURTHER, however, that with respect to Lucent's Pro Rata Share of any Term B Loan consisting of a Credit Advance, Lucent, in lieu of making a payment into the Payment Account, shall credit the Borrowers on their applicable trade payables to Lucent in an amount equal to such Pro Rata Share. After the Agent's receipt of such Lender's Loan proceeds, the Agent shall make available such proceeds to the Borrower requesting the Loan or the Person entitled to payment thereof at the bank account(s) specified in the Notice of Borrowing on the date specified in such Notice of Borrowing in Dollars in immediately available funds.

            (c) Unless the Agent has received written notice from a Lender prior to the date of any proposed Loan that such Lender will not make available to the Agent such Lender's Pro Rata Share of such Loan, the Agent may, but is not obligated to, assume that such Lender has made its Pro Rata Share of such Loan available to the Agent on the date of such Loan in accordance with PARAGRAPH (b) above, and the Lenders may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due (other than in the case of Lucent with respect to its Pro Rata Share of a Term B Loan consisting of a Credit Advance), the Agent will be entitled to recover such amount on demand from such Lender or the Borrower which received the proceeds of such Loan without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent either by such Borrower or such Lender, at,
(1) in the case of such Borrower, the interest rate applicable to such Loan, and
(2) in the case of such Lender, the Federal Funds Effective Rate. Nothing in this SECTION 2.03(c) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder. Without limiting the foregoing, with respect to any Lender which for any reason fails to make timely payment to the Agent of its Pro Rata Share of any Loan (other than in the case of Lucent with respect to its Pro Rata Share of a Term B Loan consisting of a Credit Advance), the Agent, in addition to other rights and remedies which it may have, shall be entitled to withhold or set off from any payments due to such Lender hereunder, an amount equal to the Pro Rata Share required to have been paid by such Lender plus interest as described above, and to withhold from such Lender any right of consent provided to such Lender by ARTICLE V or VI of this Agreement and to bring an action or suit against such Lender in a court of competent jurisdiction to recover such Pro Rata Share thereof and any related interest thereon. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's applicable Pro Rata Share of such Loan for purposes of this Agreement. If both such Lender and such Borrower shall have repaid the corresponding amount, the Agent shall promptly return to such Borrower its corresponding amount.

            (d) The Borrowers commit to the Lenders to request Revolving Loans to be made during calendar year 2001 in an aggregate amount equal to the undrawn portion of the Revolving Loan Commitment Amount.

            SECTION 2.04. THE NOTES. Each Borrower has executed and delivered to each Revolving Lender a Revolving Loan Note and to each Term A Lender (characterized as a "Term Lender" under the Existing Agreement) a Term A Loan Note (characterized as a "Term Loan Note" under the Existing Agreement) to evidence the Commitment of that Lender. Each Revolving Loan Note is in the principal amount of the Revolving Loan Commitment Amount of the applicable Lender, dated the "Initial Funding Date" (as defined in the Existing Agreement), shall mature on the Revolving Credit Commitment Termination Date and is substantially in the form of EXHIBIT E-1. Each Term A Loan Note is in the principal amount of the Term A Loan Commitment Amount (characterized as the "Term Loan Commitment Amount" under the Existing Agreement) of the applicable Term A Lender, dated the "Initial Funding Date" (as defined in the Existing Agreement), shall mature on the Term A Loan Termination Date (characterized as the "Term Loan Termination Date" under the Existing Agreement) and is substantially in the form of EXHIBIT E-2. Each Borrower shall execute and deliver to each Term B Lender a Term B Note to evidence the Term B Loan Commitment Amount of that Lender. Each Term B Note shall be in the principal amount of the Term B Loan Commitment Amount, dated the Closing Date, shall mature on the Term B Loan Commitment Termination Date and shall be substantially in the form of EXHIBIT E-3. The Notes payable to a Lender shall represent the obligation of such Borrower to pay the amount of each Lender's Revolving Loan Commitment Amount, Term A Loan Commitment Amount or Term B Loan Commitment Amount or, if less, the applicable Lender's Pro Rata Share of the aggregate unpaid principal amount of all Loans to such Borrower and Letter of Credit Obligations incurred by such Lender together with interest thereon as prescribed in SECTION 2.05. The aggregate principal amount of all the Notes shall not exceed the aggregate Commitments of all the Lenders. The Agent is hereby authorized by such Borrower to record in the Register the date and amount of each Revolving Loan, Term A Loan or Term B Loan made to such Borrower, as applicable, and to record therein the date and amount of each payment on each Loan made to such Borrower, and such recordations shall be conclusive evidence against such Borrower of the amounts owing to the Lenders with respect to the Loans in the absence of manifest error; PROVIDED, HOWEVER, that the failure of the Agent to register any such information on such schedule shall not in any manner affect the obligation of such Borrower to repay the Loans made to such Borrower in accordance with the terms of this Agreement.

            SECTION 2.05. INTEREST ON LOANS. (a) GENERAL. Subject to the provisions of SECTIONS 2.05(b), 2.06 and 2.07, each Loan shall bear interest at the rate per annum equal to (i) the Base Rate plus the Applicable Margin, computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed , or (ii) the LIBO Rate plus the Applicable Margin, computed on the basis of a 360 day year, and the actual number of days elapsed, as selected by the Borrowers in the Notices of Borrowing and the Notices of Continuation/Conversion.

            (b) DEFAULT INTEREST. Subject to the third sentence of this Section 2.05(b), if any Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder on its due date and such default shall continue uncured for three days, then the Borrowers shall, on demand, from the Agent, thereafter pay interest on all Loans at a rate that is four percent (4.00%) per annum above the rates of interest otherwise payable on all the Loans from the date such payment is due to the date such payment default is either cured or waived in writing by the Requisite Lenders. Subject to the next sentence, if any other Event of Default shall occur and be continuing and shall be declared by the Agent upon the direction of the Requisite Lenders, then the Borrowers shall, on demand, thereafter pay interest on all the Loans at a rate that is two percent (2.00%) per annum above the rates of interest otherwise payable on the Loans from the date of the occurrence of such Event of Default until the date such Event of Default has been cured or waived in writing by the Requisite Lenders; PROVIDED, that if an Event of Default described in the first sentence of this CLAUSE (b) shall occur at any time that an Event of Default described in this second sentence has occurred and is continuing, then the rate of interest described in the first sentence of this CLAUSE (b) shall apply. In the event that the Borrowers fail to obtain the Required Contribution on or prior to August 31, 2000, then beginning on September 1, 2000 and continuing until such time as the Required Contribution has been obtained, all of the margins set forth on SCHEDULE 1.01(a) shall be automatically increased by 100 basis points, and if any Event of Default occurs while such increased margins are in effect, and the interest rates on the Loans would be subject to increase by four percent (4.00%) per annum or two percent (2.00%) per annum, as described above, then the interest rates on the Loans shall instead be increased by three percent (3.00%) per annum rather than four percent (4.00%) per annum or by one percent (1.00%) per annum rather than two percent (2.00%) per annum, as applicable. After the occurrence and during the continuance of any Event of Default, the Borrowers shall be subject to the limitations on borrowings of, conversions into and continuations as LIBOR Loans set forth in SECTION 2.07(g).

            SECTION 2.06. CONVERSION OR CONTINUATION. (a) Subject to the provisions of SECTION 2.07, each Borrower shall have the option (i) to convert
(A) all or any part of its outstanding Term Loans or (B) all or any part of its outstanding Revolving Loans, in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount, from a Term Loan or Revolving Loans that are Base Rate Loans to LIBOR Term Loans or LIBOR Revolving Loans, as the case may be; (ii) to convert (A) all or any part of its outstanding Term Loan or (B) all or any part of its outstanding Revolving Loans from LIBOR Loans to Base Rate Loans on the expiration of the Interest Period applicable thereto; and (iii) upon the expiration of any Interest Period applicable to its outstanding LIBOR Term Loan or any outstanding LIBOR Revolving Loan, to continue
(A)  all of  such  LIBOR  Term  Loan or (B)  all or any  portion  of such  LIBOR
Revolving Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a LIBOR Term Loan or LIBOR Revolving Loan, as applicable; PROVIDED, HOWEVER, that no outstanding Loans may be converted into, or continued as, LIBOR Loans when any Default or Event of Default has occurred and is continuing. Any conversion or continuation made with respect to less than the entire outstanding balance of a Borrower's Revolving Loans or Term Loans must be applied pro rata to such Borrower's Revolving Loans or Term Loans, as applicable, according to the outstanding principal balance of such Revolving Loans or Term Loans.

            (b) Whenever a Borrower elects to convert or continue Loans under this SECTION 2.06, such Borrower shall deliver to the Agent a written notice substantially in the form of that attached hereto as EXHIBIT H-2 (a "NOTICE OF CONVERSION/ CONTINUATION"), signed by an authorized officer of such Borrower (i) no later than 10:00 a.m. (New York time) two (2) Business Days in advance of the requested conversion date, in the case of a conversion into Base Rate Loans, and
(ii) no later than 10:00 a.m (New York time) three (3) Business Days in advance of the requested conversion or continuation date, in the case of a conversion into, or continuation of, LIBOR Loans. The Notice of Conversion/Continuation shall specify (1) the conversion or continuation date (which shall be a Business
Day), (2) the amount and type of the Loans to be converted or continued, (3) the nature of the requested conversion or continuation, and (4) in the case of a conversion into, or continuation of, LIBOR Loans, the requested Interest Period. Promptly after receipt of a Notice of Conversion/Continuation pursuant to this
SECTION 2.06(b), the Agent shall notify the Revolving Lenders, the Term A Lenders or the Term B Lenders, as applicable, by telecopy, telephone or other similar form of transmission, of the requested conversion or continuation. In the event that a Borrower should fail to provide a Notice of Conversion/Continuation with respect to any LIBOR Loans as provided above, such Loans shall, on the last day of the Interest Period with respect to such Loans, convert to Base Rate Loans.

            (c) Any Notice of Conversion/Continuation for conversion to, or continuation of, Loans made pursuant to this SECTION 2.06 shall be irrevocable and the applicable Borrower shall be bound to convert or continue in accordance therewith.

            SECTION 2.07. SPECIAL PROVISIONS GOVERNING LIBOR LOANS. Notwithstanding any other provisions to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

            (a) AMOUNT OF LIBOR LOANS. Each continuation of or conversion to LIBOR Term Loans, and each election of, continuation of or conversion to LIBOR
Revolving Loans, shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess of that amount.

            (b) DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in SECTION 2.06(b), a Borrower shall have the option, subject to the other provisions of this SECTION 2.07, to specify whether the Interest Period for such LIBOR Loan shall be a one, two, three or six month period. The determination of Interest Periods shall be subject to the following provisions:

            (i) In the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the preceding Interest Period expires.

            (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if the next succeeding Business Day occurs in the following calendar month, then such Interest Period shall expire on the immediately preceding Business Day.

            (iii) A Borrower may not select an Interest Period for any LIBOR Loan, which Interest Period expires later than the maturity date of such Loan.

            (iv) A Borrower may not select an Interest Period with respect to any portion of such Borrower's Term Loans which extends beyond an installment payment date for such Term Loans unless, after giving effect to such selection, the portion of such Term Loans not subject to Interest Periods ending after such installment payment date is equal to or greater than the principal due on such installment payment date.

            (v) A Borrower may not select an Interest Period with respect to any portion of such Borrower's Revolving Loans which extends beyond any date on which the Revolving Loan Commitment Amounts are scheduled to be reduced unless, after giving effect to such selection, the portion of the Revolving Loans not subject to Interest Periods ending after any such date is equal to or greater than any amount of the Revolving Loans required to be prepaid as a result of any such reduction.

            (vi) There shall be no more than eight (8) Interest Periods in effect at any one time with respect to all the Loans and no more than four
      (4) Interest Periods in effect at any one time with respect to the Term B Loans.

            (c) DETERMINATION OF INTEREST RATE. As soon as practicable after 10:00 a.m. (New York time) on the LIBOR Interest Rate Determination Date, the

Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate for the LIBOR Loans for which an interest rate is then being determined and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the applicable Borrower. In the event that on any LIBOR Interest Rate Determination Date the Agent shall have determined (which determination shall, absent manifest error, be presumptively correct and binding upon all parties) that:

            (i) adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be fixed; or

            (ii) the LIBO Rate plus the Applicable Margin for any Interest Period for such Loans will not adequately reflect the cost to any Lender of making, funding or maintaining its LIBOR Loan for such Interest Period, the Agent shall forthwith so notify the applicable Borrower and the Lender, whereupon:

            (A) each LIBOR Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan; and

            (B) the obligation of the Lenders to make, or to convert Loans into, LIBOR Loans shall be suspended until the Agent shall notify the applicable Borrower and the Lenders that the circumstances causing such suspension no longer exist.

            (d) ILLEGALITY. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make LIBOR Loans or to fund or maintain LIBOR Loans hereunder, (i) the obligation of the Lenders to make, or to convert Loans into or to continue Loans as, LIBOR Loans shall be suspended until the Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist and (ii) the Borrowers shall on the termination of the Interest Period then applicable thereto, or on such earlier date required by law, prepay in full all LIBOR Loans then outstanding together with accrued interest thereon, or convert all such LIBOR Loans into Base Rate Loans in accordance with SECTION 2.06.

            (e) COMPENSATION. In addition to such amounts as are required to be paid by the Borrowers pursuant to the other Sections of this ARTICLE II, the Borrowers agree to compensate any Lender for all losses, expenses and liabilities, including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's LIBOR Loans (including the Applicable Margin component thereof) to the Borrowers, which such Lender may sustain (i) if for any reason a funding of any LIBOR Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, or a successive Interest Period does not commence after notice therefor is given pursuant to SECTION 2.06 as a result of any act or omission of any Borrower, (ii) if any voluntary or mandatory prepayment of any

LIBOR Loans occurs for any reason on a date which is not the last scheduled day of an Interest Period, (iii) as a consequence of any required conversion of LIBOR Loans to Base Rate Loans as a result of any of the events indicated in
SECTION 2.07(d), or (iv) as a consequence of any other failure by a Borrower to repay LIBOR Loans when required by the terms of this Agreement.

            (f) BOOKING OF LIBOR LOANS. The Lenders may make, carry or transfer LIBOR Loans at, to, or for the account of, any of their respective branch offices or the office of any of their respective affiliates.

            (g) LIBOR LOANS AFTER EVENT OF DEFAULT. Unless the Requisite Lenders shall otherwise agree, after the occurrence of and during the continuance of any Event of Default, the Borrowers may not borrow Revolving Loans or Term B Loans as LIBOR Loans or elect to have any Loans continued as, or converted to, LIBOR Loans after the expiration of any Interest Period then in effect for such Loans.

            SECTION 2.08. PAYMENTS. (a) Interest on each LIBOR Loan shall be payable in arrears on each LIBOR Interest Payment Date and, if such LIBOR Loan is paid in full other than on such LIBOR Interest Payment date, on such other date. Interest on each Base Rate Loan will be payable in arrears on each Payment Date and, if such Base Rate Loan is paid in full other than on such Payment Date, on such other date.

            (b) Subject to the provisions of SECTIONS 2.09 and 9.02, the outstanding principal balance of the Term A Loans made to the Borrowers shall be payable in twenty-two consecutive quarterly installments beginning on the fourteenth Payment Date (i.e. the Payment Date occurring on April 1, 2002) and continuing on each Payment Date thereafter through and including the Term A Loan Termination Date in the amounts set forth on ANNEX C hereto. Subject to the provisions of SECTIONS 2.09 and 9.02, the outstanding principal balance of the Term B Loans made to the Borrowers shall be payable in seventeen consecutive quarterly installments beginning on the nineteenth Payment Date (i.e. the Payment Date occurring on July 1, 2003) and continuing on each Payment Date thereafter through and including the Term B Loan Termination Date in the amounts set forth on ANNEX C hereto. Subject to the provisions of SECTIONS 2.09 and 9.02, the outstanding principal balance of the Revolving Loans made to the Borrowers shall be payable on the Revolving Credit Commitment Termination Date.

            (c) Payments made with respect to the Loans by each Borrower shall be applied by the Agent first to unpaid and accrued fees and interest and then to the outstanding unpaid principal balance of the Loans of such Borrower; provided, however, that upon the occurrence and during the continuance of an Event of Default, all payments and prepayments with respect to the Obligations and all proceeds of Collateral shall be applied in the following order by the Agent; provided, further, that the order of priority set forth in the following clauses may be altered upon direction from the Requisite Lenders to the Agent:

            (1) first, to pay Obligations in respect of any expenses then due and payable by the Borrowers to the Agents, the Lenders or any Person which is not a Lender that has issued a Letter of Credit;

            (2) second, to pay Obligations in respect of any reimbursement or indemnities then due and payable to the Agents, the Lenders or any Person which is not a Lender that has issued a Letter of Credit (excluding any reimbursement obligations with respect to any Letters of Credit);

            (3) third, to pay Obligations in respect of any fees due and owing to the Agent or the Collateral Agent;

            (4) fourth, to pay Obligations in respect of the commitment fee and any other fees and commissions then due and owing to the Agents, the Lenders or any Person which is not a Lender that has issued a Letter of Credit;

            (5) fifth, to pay Obligations in respect of any accrued and unpaid interest due in respect of Loans and Letter of Credit Obligations;

            (6) sixth, to pay termination payments due and payable pursuant to any Interest Rate Agreement or hedging agreement that constitutes a Loan Document;

            (7) to the ratable payment or prepayment of principal of any outstanding Loans and reimbursement obligations with respect to Letters of Credit;

            (8) to provide  required cash  collateral,  if required  pursuant to
            SECTION 2.10(j); and

            (9) to the ratable payment of all other Obligations.

            SECTION 2.09. OPTIONAL AND MANDATORY PREPAYMENT OF LOANS; OPTIONAL AND MANDATORY REDUCTION OF REVOLVING LOAN COMMITMENT AMOUNT. (a) Provided that no Event of Default has occurred and is continuing, the Borrowers shall have the right upon the provision of sixty (60) days' prior written notice to the Agent, which notice, once given, shall be irrevocable, on any Payment Date with respect to any Base Rate Term Loans and on the last day of the applicable Interest Period with respect to any LIBOR Term Loans, to prepay the outstanding principal of the Base Rate Term Loans in a minimum principal amount of $1,000,000 and increments of $250,000 in excess thereof, or the outstanding principal of the LIBOR Term Loans in a minimum principal amount of $5,000,000 and increments of $1,000,000 in excess thereof, together in each case with accrued interest thereon and the aggregate Prepayment Premium applicable thereto. The amount of principal so prepaid shall be applied to the remaining principal payments of the type of Loans prepaid (i.e. Base Rate Term Loans or LIBOR Term Loans) in the inverse order of maturity.

            (b) Upon the occurrence of any Event of Loss in excess of $1,000,000 with respect to any item of Collateral that is not repaired or replaced, or any Events of Loss which, in the aggregate, exceed $5,000,000 with respect to any item or items of Collateral that are not repaired or replaced (in each case, other than an item of Collateral no longer used or useful in the Business) such that after such repair or replacement it has a value at least equal to its value prior to the occurrence of such Event of Loss, the Borrower which suffered such

Event of Loss shall make a principal prepayment within thirty (30) days of such Event of Loss in an amount equal to the replacement value of the item of Collateral which suffered such Event of Loss, together with accrued interest thereon (but without the Prepayment Premium) with such principal payment to be applied, PRO RATA, to outstanding principal balance of the Revolving Loans and the Term Loans.

            (c) In the event that any Borrower finances any Telecommunications Equipment (exclusive of soft costs that exceed fifteen percent (15%) of the invoiced price of the related Telecommunications Equipment) with a financing source other than a Loan pursuant to this Agreement, then thirty (30) days following such financing the Revolving Loan Commitment Amounts of all the Revolving Lenders shall be reduced by the actual or imputed principal amount of any such financing, and any prepayments of the Revolving Loans required by the provisions of CLAUSE (h) below shall be accompanied by any applicable Prepayment Premium thereon.

            (d) The Borrowers shall prepay the Revolving Loans and the Term Loans on a pro rata basis in a principal amount equal to (i) all of the net proceeds of any sales of assets of any Borrower other than sales in the ordinary course of business, which proceeds are not reinvested within 270 days after receipt thereof in replacement assets, plus the applicable Prepayment Premium, and (ii) the proceeds of insurance policies paid to any Borrower and not applied within 270 days after any such payment to replacing, rebuilding or restoring the Collateral which was the subject of insurance loss, without any Prepayment Premium, in each case, within five (5) days after the expiration of the applicable 270 day period.

            (e) On the first Payment Date of each year, commencing in 2002, the Revolving Loan Commitment Amounts of all the Lenders shall be reduced by an amount equal to fifty percent (50%) of Excess Operating Cash Flow for the preceding fiscal year until the Borrowers have achieved and maintained for at least two consecutive fiscal quarters, a Total Leverage Ratio of less than 5:1, as determined by reference to the financial statements delivered pursuant to
SECTION 5.06.

            (f) Provided that no Event of Default has occurred and is continuing, commencing January 1, 2002, the Borrowers shall have the right upon the provision of thirty days' prior written notice to the Agent, which notice, once given, shall be irrevocable, on any Payment Date, to reduce the Revolving Loan Commitment Amount of all the Lenders. Each such reduction shall be in a minimum principal amount of $1,000,000 and increments of $250,000 in excess thereof. Any Revolving Loans that must be prepaid in connection with such reduction in the Revolving Loan Commitment Amount pursuant to CLAUSE (h) below, shall be accompanied by any applicable Prepayment Premium thereon.

            (g) The Revolving Loan Commitment Amount of all the Lenders shall be reduced on each Payment Date beginning April 1, 2003 as set forth on ANNEX C hereto. In addition, in the event that at any time more than fifteen percent (15.0%) of the average outstanding principal balance of Revolving Loans during the immediately preceding 90-day period is repaid and is not reborrowed within 120 days after such repayment, then on such date, the Revolving Loan Commitment Amount of all the Lenders shall be reduced by an amount equal to such amount that was not reborrowed. Any Revolving Loans that must be prepaid in connection with such reduction in the Revolving Loan Commitment Amount pursuant to SECTION 2.09(h) below, shall be accompanied by any applicable Prepayment Premium.

            (h) On each date that the Revolving Loan Commitment Amount is reduced, the Borrowers shall prepay first, the Revolving Loans, and second, provide to the Agent cash collateral with respect to the Letter of Credit Obligations in such amounts such that the sum of the outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations does not exceed the Revolving Loan Commitment Amount of all the Revolving Lenders after giving effect to the reduction thereof effective on such date, together with any applicable Prepayment Premium thereon. Any reduction in the Revolving Loan Commitment Amount of all the Lenders shall be allocated to each Revolving Lender based on its Pro Rata Share. All prepayments of principal shall be applied to the remaining principal payments of the type of Loans prepaid in the inverse order of maturity. The Letter of Credit Obligations shall be reduced on a dollar-for-dollar basis by the cash collateral.

            (i) All mandatory prepayments of the Term Loans shall be applied to the remaining principal installments of the Term Loans in the inverse order of maturity.

            SECTION 2.10. LETTERS OF CREDIT.

            (a) AGREEMENT TO CAUSE ISSUANCE. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees to (1) cause Letters of Credit to be issued by Lenders who are willing to do so or (2) provide credit support or enhancement or otherwise confirm payment (any such credit support, enhancement or payment confirmation being referred to as "CREDIT SUPPORT") to banks other than Lenders, which banks are acceptable to the Agent, which issue Letters of Credit for the respective accounts of the Borrowers in accordance with this SECTION 2.10 from time to time during the term of this Agreement.

            (b) AMOUNTS; OUTSIDE EXPIRATION DATE. The Agent shall not have any obligation to cause any Letter of Credit to be issued by a Lender or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn face amount of the Letter of Credit is greater than the Unused Letter of Credit Subfacility; or (2) such Letter of Credit has an expiration date later than thirty (30) days prior to the Revolving Credit Commitment Termination Date, or more than one (1) year from the date of issuance.

            (c) OTHER CONDITIONS. In addition to being subject to the satisfaction of the applicable conditions precedent contained in ARTICLE IV, the obligation of the Agent to cause any Letter of Credit to be issued by a Lender or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

            (1) the applicable Borrower shall have delivered to the proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

            (2) as of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

            (d) ISSUANCE OF LETTERS OF CREDIT.

            (1) REQUEST FOR LETTER OF CREDIT. The applicable Borrower shall give the Agent five (5) Business Days' prior written notice, containing the original signature of an authorized officer of such Borrower, of such Borrower's request for the issuance of a Letter of Credit or the provision of Credit Support for a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit, the effective date (which date shall be a Business Day) of issuance of such proposed Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such proposed Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of such Letter of Credit. The applicable Borrower shall attach to such notice the form of the proposed Letter of Credit.

            (2) RESPONSIBILITIES OF THE AGENT; ISSUANCE. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the applicable Borrower pursuant to SECTION 2.10(d)(1), the amount of the applicable Unused Letter of Credit Subfacility. If (A) the undrawn face amount of the proposed Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility, and (B) the Agent has received a certificate from such Borrower stating that the applicable conditions set forth in ARTICLE IV have been satisfied, the Agent shall cause such Letter of Credit to be issued on such proposed effective date of issuance.

            (3) NOTICE OF ISSUANCE. The Agent shall promptly give each Lender written notice of the issuance of each Letter of Credit.

            (4) NO EXTENSIONS OR AMENDMENT. No Letter of Credit shall be extended or amended unless the requirements of this SECTION 2.10(d) are met as though a new Letter of Credit were being requested and issued.

            (e)  PAYMENTS PURSUANT TO LETTERS OF CREDIT.

            (1) PAYMENT OF LETTER OF CREDIT OBLIGATIONS. The Borrowers agree to reimburse the issuer for any draw under any Letter of Credit, and the Agent, for the account of the Lenders, upon any payment pursuant to any Credit Support, immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other Obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which a Borrower may have at any time against such issuer or any other Person.

            (2) REVOLVING LOANS TO SATISFY REIMBURSEMENT OBLIGATIONS. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit, or the Agent shall have made any payment pursuant to any Credit Support, and the Borrowers shall not have repaid such amount to the issuer of such Letter of Credit or the Agent, as applicable, pursuant to
      SECTION 2.10(e)(1), the Agent shall, upon receiving notice of such failure, notify each Revolving Lender of such failure, and each Revolving Lender shall unconditionally pay to the Agent, for the account of such issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Revolving Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Revolving Lenders prior to 12:00 p.m. (New York time) on any Business Day, each Revolving Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Revolving Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the applicable Borrower pursuant to SECTION 2.03.

            (f)  PARTICIPATIONS.

            (1) PURCHASE OF PARTICIPATIONS. Immediately upon issuance of any Letter of Credit in accordance with SECTION 2.10(d), each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit (if issued by a Revolving Lender) or the Credit Support provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, as applicable, equal to such Revolving Lender's Pro Rata Share of the face amount of such Letter of Credit or the amount of such Credit Support (including, without limitation, all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

            (2) SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the issuer thereof payment from a Revolving Lender pursuant to this SECTION 2.10(f)(2), the Agent shall promptly pay to such Lender such Revolving Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day and otherwise on the next succeeding Business Day.

            (3) DOCUMENTATION. Upon the request of any Revolving Lender, the Agent shall furnish to such Revolving Lender copies of any Letter of Credit, reimbursement agreement executed in connection therewith, application for any Letter of Credit and Credit Support provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Revolving Lender.

            (4) OBLIGATIONS IRREVOCABLE. The obligations of each Revolving Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any Credit Support provided through the Agent with respect to a Letter of Credit, and the obligations of the Borrowers to make payments to the Agent, for the account of the Revolving Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement (assuming, in the case of the obligations of the Revolving Lenders to make such payments, that the Agent has provided Credit Support for such Letter of Credit in accordance with the terms of
      SECTION 2.10(d)), including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

            (ii) the existence of any claim, set-off, defense or other right which a Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the Collateral Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between a Borrower or any other Person and the beneficiary named in any Letter of Credit);

            (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

            (v) the occurrence of any Default or Event of Default.

            (g) RECOVERY OR AVOIDANCE OF PAYMENTS. In the event any payment by or on behalf of a Borrower received by the Agent with respect to a Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by a Borrower or reimbursement obligation of a Borrower relating thereto) and distributed by the Agent to the Revolving Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Revolving Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

            (h) COMPENSATION FOR LETTERS OF CREDIT.

        The Borrowers agree to pay the fees set forth in SECTION 2.11 with respect to any Letters of Credit.

            (i)  INDEMNIFICATION; EXONERATION.

            (1) INDEMNIFICATION. In addition to amounts payable as elsewhere provided in this SECTION 2.10, the Borrowers hereby agree to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support in connection therewith. The agreements contained in this
      SECTION 2.10(i)(1) shall survive the payment in full of the Obligations.

            (2) ASSUMPTION OF RISK BY THE BORROWERS. As among the Borrowers, the Lenders and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this SECTION 2.10(i).

            (3) EXONERATION. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

            (j) SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. If, notwithstanding the provisions of SECTION 2.10(b), any Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall cause the termination of such Letter of Credit. If, at the Agent's election, any such Letter of Credit remains outstanding, then the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Revolving Lenders, with respect to each Letter of Credit then outstanding, as the Agent shall specify, either (A) a standby letter of credit (a "SUPPORTING LETTER OF CREDIT") in form and substance satisfactory to the Required Revolving Lenders, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn, plus any fees and expenses associated with such Letter of Credit, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Revolving Lenders for payments made by the Agent and the Revolving Lenders under such Letter of Credit or under any Credit Support provided through the Agent with respect thereto and any fees and expenses associated with such Letter of Credit, or (B) cash in amounts necessary to reimburse the Agent and the Revolving Lenders for payments made by the Agent or the Revolving Lenders under such Letter of Credit or under any Credit Support provided through the Agent with respect thereto, and any fees and expenses associated with such Letter of Credit. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the ratable benefit of the Agent and the Revolving Lenders, as security for, and to provide for the payment of, the aggregate undrawn face amount of such Letters of Credit remaining outstanding.

            SECTION 2.11. FEES. (a) The Borrowers shall pay and the Borrowers shall be jointly and severally liable to the Agent for the account of the Revolving Lenders for payment of a nonutilization fee calculated on a per annum basis and equal to the percentage corresponding to the criteria set forth below of the average drawn portion of the Revolving Loan Commitment Amount for the quarterly period preceding a Payment Date, which fee shall be payable on each Payment Date following such last day of a quarter beginning on the Payment Date following the "Initial Funding Date" (as defined in the Existing Agreement) until and including the Payment Date following the Revolving Credit Commitment Termination Date:

      Average Drawn Portion
      of Revolving Loan Commitment
      Amount for the Quarterly Period
      Preceding a Payment Date               Percentage
      -------------------------------        -----------

      Less than or equal to
      $58,333,333                            1.25%

      Greater than $58,333,333 and
      less than or equal to                  1.00%
      $116,666,666

      Greater than $116,66,666 and
      less than or equal to                  0.75%
      $175,000,000

In the event that at any time the Borrowers fail to comply with the requirements of SECTION 2.03(d) for any calendar year, each of the above described nonutilization fees shall be increased by 100 basis points for the entire such calender year with payment of such increment in the nonutilization fee being due and payable not later than the last Business Day of such calendar year.

            (b) The Borrowers shall pay and the Borrowers shall be jointly and severally liable to the Agent for the account of the Term B Lenders for payment of a commitment fee calculated on a per annum basis and equal to one and one-half percent (1.50%) of the average of the unused Term B Loan Commitment Amount for the quarterly period preceding a Payment Date, which fee shall be payable on each Payment Date following such last day of a quarter beginning on the Payment Date following the Closing Date until and including the Payment Date following the Term B Loan Commitment Termination Date.

            (c) The Borrowers shall pay the Agent and the Collateral Agent and shall be jointly and severally liable to the Agent and the Collateral Agent, respectively, for payment of an annual administration fee and a collateral monitoring fee at the times and in the amounts set forth in the Fee Letters.

            (d) The Borrowers shall on the Closing Date pay the Agent for the ratable benefit of the Revolving Lenders and the Term A Lenders an amendment fee of $1,250,000 and any fee then due under the fee letter dated as of February 14, 2000 between the Borrowers and Lucent.

            (e) The Borrowers shall pay and the Borrowers shall be jointly and severally liable to the Agent (i) for the account of the Revolving Lenders for payment in arrears on each Payment Date of a fee equal to equal to the product of the Applicable Margin in effect with respect to LIBOR Loans for the preceding calendar quarter on an annualized basis, multiplied by the average Letter of Credit Obligations outstanding during such calendar quarter, and (ii) for the account of any Person which issues any Letter of Credit, for payment in arrears on each Payment Date of a fee equal to (A) the product of one-eighth percent (0.125%) per annum multiplied by the average face amount of Letters of Credit issued by such Person and outstanding during the preceding calendar quarter, and
(B) if such Person is not a Lender, any additional fees as may be charged by such Person in connection with the issuance or maintenance of such Letter of Credit.

            (f) All fees once paid shall be nonrefundable.

            SECTION 2.12. MANNER OF PAYMENT; SPECIAL TAX CONSIDERATIONS. (a) All payments by the Borrowers hereunder and under the Notes shall be made to the Agent by wire transfer or other electronic payment method to the Payment Account or to such bank account as the Agent may designate, for the account of the Lenders in Dollars in immediately available funds by 11:00 a.m., New York time, on the date on which such payment shall be due. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or other fees ratably (other than amounts payable pursuant to SECTION 2.14) to each Lender in accordance with SECTION 10.07 hereof.

Interest in respect of any Loan hereunder shall accrue from the day such Loan is made up to and including the day prior to the date on which such Loan is paid in full. Payments received after 12:00 p.m. shall not be given credit until the next Business Day, and the Borrowers shall be liable for interest, if any, accruing on such payment until the next Business Day.

            (b) (1) Any and all payments by each Borrower hereunder shall be made free and clear of and without deduction for any and all Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or Agent,
(A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.12) such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made, (B) such Borrower shall make such deductions, and (C) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to the payments by any Borrower made to the Lending Office or any other office that a Lender may claim as its Lending
Office, or (z) after such Lender's selection and designation of any other Lending Office, to such payments made to such other Lending Office, such Lender shall use reasonable efforts to make, fund and maintain its Loans through another Lending Office of such Lender in another jurisdiction so as to reduce, but not increase, the applicable Borrower's liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Office of such Lender does not, in the judgment of such Lender, otherwise materially adversely affect such Loans, such Lender's obligations under its Commitment or such Lender. Notwithstanding anything to the contrary hereunder, if a Person becomes a Lender under this Agreement pursuant to SECTION 11.08 hereof, the Borrowers shall in no event be required to increase any payment pursuant to paragraph (b) of this SECTION 2.12 by an amount that would exceed the amount of any increase that would be required to be made under paragraph (b) of this SECTION 2.12 to the assigning Lender.

            (2) The Borrowers will jointly and severally indemnify each Lender and the Agents and hold them harmless for the full amount of Taxes (including, without limitation, any Taxes imposed by any Governmental Authority on amounts payable under this SECTION 2.12 or any other documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto. This indemnification shall be made within thirty (30) days after the date such Lender or the Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Agent under this SECTION 2.12 submitted to the Borrowers and the Agent (if a Lender is so submitting) by such Lender or the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the applicable Borrower shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Agent) to establish any tax credit to which such Lender or the Agent may be entitled.

            (3) Within thirty (30) days after the date of any payment of Taxes on amounts payable hereunder by any Borrower, such Borrower will furnish to the Agent, at its address referred to in SECTION 11.01, the original or a certified copy of a receipt evidencing payment thereof.

            (4) Without prejudice to the survival of any other agreement of any Borrower hereunder, the agreements and obligations of such Borrower contained in this SECTION 2.12 shall survive the payment in full of principal and interest hereunder and the termination of this Agreement.

            (5) Without  limiting the  obligations  of the Borrowers  under this
SECTION 2.12, each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof shall deliver to the Borrowers and the Agent on or before the effective date hereof, or, if later, the date on which such Lender becomes a Lender pursuant to SECTION 11.08 hereof, a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Borrowers and the Agent, to the effect that (A) such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two original, executed copies of Form 1001 of the IRS or any successor form) or under Section 1442 of the IRC (in which case the certificate shall be accompanied by two original, executed copies of Form 4224 of the IRS or any successor form) of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States federal income tax or (B) if such Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the IRC and intends to claim exemption from U.S. federal withholding tax under Section 871(h) or Section 881(c) of the IRC with respect to payments of "portfolio interest", (i) that such Lender is not a "bank" within the meaning of Section 881(c) of the IRC, is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the IRC) of any Borrower and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the IRC), (ii) that such Lender claims complete exemption from U.S. federal withholding tax on payments of interest by the Borrowers under this Agreement and the other Loan Documents and (iii) that such Lender has received in replacement of any Note held by or assigned to it, a "QFL Note" (as defined below) in accordance with this SECTION 2.12(b). Each such Lender further agrees to deliver to the Borrowers and the Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to the Borrowers and the Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Agent pursuant to this SECTION 2.12(b)(5). Further, each Lender which delivers a certificate accompanied by Form 1001 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder) covenants and agrees to deliver to the Borrowers and the Agent within fifteen (15) days prior to January 1, 1999, and every third anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form 4224 of the IRS (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder) covenants and agrees to deliver to the Borrowers and the Agent within fifteen
(15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the IRC or the applicable regulations promulgated thereunder). Each such certificate shall certify as to one of the following:

            (a) that such Lender is capable of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States of America federal income tax;

            (b) that such Lender is not capable of receiving payments of interest hereunder exempt from or at a reduced deduction or withholding of United States of America federal income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and will not seek any such recovery from the Borrowers; or

            (c) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers.

            Each Lender shall promptly furnish to the Borrowers and the Agent such additional documents as may be reasonably required by the Borrowers or the Agent to establish any exemption from or reduction of any Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender

            (6) For a period with respect to which a Lender has failed to provide the Agent and the Borrowers with the appropriate form described in this
SECTION 2.12(b)(5) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this
SECTION 2.12 with respect to Taxes imposed by the United States by reason of such failure; PROVIDED, HOWEVER, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

            (7) Any Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the IRC and satisfies the applicable requirements of SECTION 2.12(b)(5) (a "Qualified Foreign Lender") shall upon receipt of the written request of the Agent or the Borrowers and may, upon its own written request to the Agent, exchange any Note held by or assigned to it for a qualified foreign lender Note (a "QFL Note"). A QFL Note shall be in the form of the applicable

Note attached as Exhibit E-1, E-2 or E-3 but shall contain the following legend:
"This Note is a QFL Note, and as such, ownership of the obligation represented by such QFL Note may be transferred only in accordance with Section 2.12 of the Loan and Security Agreement." Any QFL Note issued in replacement of any existing Note pursuant to this Section shall be (i) dated the date of such existing Note,
(ii) issued in the name of the Borrowers and (iii) issued in the same principal amount as such existing Note. Any Note replaced pursuant to this Section is sometimes referred to herein as a "Replaced Note".

            (8) The Borrowers agree that, upon the request of or delivery of a request to a Qualified Foreign Lender pursuant to paragraph (7) of this SECTION 2.12(b), they shall execute and deliver a QFL Note to the Agent in replacement of the Replaced Note surrendered in connection with such request conforming to the requirements of this paragraph. Each Qualified Foreign Lender shall surrender its Note in connection with any replacement, of a QFL Note and the existing Note to be replaced by such QFL Note in accordance with this paragraph, the Agent shall forward the QFL Note to the Lender which has surrendered its Note for replacement by such QFL Note and shall forward the surrendered Note to the Borrowers marked "canceled". Once issued, QFL Notes (i) shall be deemed to and shall be "Notes" for all purposes under the Loan Documents, (ii) may not be exchanged for Notes which are not QFL Notes, notwithstanding anything to the contrary in the Loan Documents and (iii) shall at all times thereafter be QFL Notes, including, without limitation, following any transfer or assignment thereof.

            (9) Notwithstanding anything to the contrary in the Loan Documents, the QFL Notes are registered obligations as to both principal and interest with the Borrowers and transfer of the obligations underlying such QFL Note may be effected only by surrender of the QFL Note to the Borrowers and either reissuance by the Borrowers of such QFL Note to the transferee or issuance by the Borrowers of a new QFL Note to the transferee. A QFL Note shall only evidence a Lender's or an assignee's right, title and interest in and to the related obligation, and in no event is a QFL Note to be considered a bearer instrument or obligation. This SECTION 2.12 shall be construed so that the obligations underlying the QFL Notes are at all times maintained in "registered form" within the meaning of Sections 871(h)(2) and 881(c)(3) of the IRC.

            (c)(1) If a Borrower pays any  additional  amount under this SECTION
2.12 and, as a result, any Lender, together with the Agent, subsequently, in their sole discretion and based on their own interpretation of any relevant laws (but acting in good faith) receive or are granted a final and non-appealable credit against or deduction from or in respect of any tax payable by such Lender, or obtain any other final and non-appealable relief in respect of any tax, which in the opinion of such Lender and the Agent, acting in good faith, is both reasonably identifiable and quantifiable by them without requiring any Lender, the Agent or their professional advisers to expend a material amount of time or incur a material cost in so identifying or quantifying (any of the foregoing, to the extent so reasonably identifiable and quantifiable, being referred to as a "SAVING"), such Lender shall, to the extent that it can do so without prejudice to the retention of the Saving, reimburse such Borrower promptly after such identification and quantification with the amount of such Saving; PROVIDED, HOWEVER, that any such Saving shall be reduced by any costs incurred by such Lender or the Agent in obtaining such Saving.

            (2) Nothing in this SECTION 2.12(c) shall require any Lender to disclose to any Person any information regarding its tax affairs or to arrange its tax and other affairs in any particular manner.

            SECTION 2.13. MAXIMUM LAWFUL INTEREST RATE. Notwithstanding any provision contained herein, the total liability of the Borrowers for payment of interest pursuant hereto and the Notes, including any other charges or other amounts, to the extent such charges and other amounts are deemed to be interest, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from the Borrowers (the "MAXIMUM RATE"). If any payments by any Borrower for the account of any Lender include interest in excess of the Maximum Rate, such Lender shall apply such excess to the reduction of the unpaid principal amount owing by such Borrower, or if none is due, such excess shall be returned to such Borrower.

            SECTION 2.14. FUNDING ISSUES. (a) INCREASED COSTS. If, due to either
(i) the introduction after the date hereof of, or any change after the date hereof in or in the interpretation of, any applicable law, rule or regulation by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or (ii) compliance by any Lender after the date hereof with any final request or final directive issued after the date hereof (whether or not having the force of law) by any such Governmental Authority, central bank or comparable agency, and, as a result of any of the events set forth in the above clauses (i) and (ii), (x) there shall be any increase in the cost to such Lender in maintaining its Commitment under this Agreement or funding or maintaining its Pro Rata Share of the Loans under this Agreement, or (y) any Lender is subjected to any charge or withholding on its obligations hereunder, or changes in the basis of taxation of payments to any Lender in connection with any of the foregoing (except for changes in the rate of tax on overall net income of any Lender) (collectively, "INCREASED COSTS"), then the Borrowers shall, from time to time, pay, to the Agent for the benefit of such Lender within 15 days after such Lender shall have provided notice to the Agent (and the Agent shall have provided notice to the Borrowers) of such Increased Cost, an amount sufficient to compensate such Lender for such Increased Cost, as provided herein. A certificate setting forth in reasonable detail the computation of the amount of such Increased Cost (which increase in cost shall be determined by such Lender's reasonable allocation of the aggregate of such cost increases resulting from such event), submitted to the Borrowers by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

            (b) INCREASED CAPITAL. If any Lender which is subject to minimum capital requirements determines that compliance by such Lender, with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender, or any corporation controlling such Lender, and such Lender reasonably determines that the amount of such capital is increased by or based upon any commitment to lend hereunder or making or maintaining Loans, its commitment to participate (as provided for in SECTION 2.10(f)) in any Letter of Credit or any Credit Support provided through the Agent in connection with the issuance of any Letter of Credit, or other commitments of this type, then, upon demand by such Person, the Borrowers agree to, within five (5) days of such demand, pay to such Person, from time to time as specified by such Person, additional amounts sufficient to compensate such Person in the light of such circumstances, to the extent that such Person reasonably determines such increase in capital to be allocable to such Person's commitment or maintenance of Loans hereunder or such Person's commitment to participate in any Letter of Credit or Credit Support. A certificate as to the amount of such increased cost, submitted to the Borrowers by the applicable Person shall, absent manifest error, be conclusive and binding on the Borrowers for all purposes.

            (c) REPLACEMENT OF LENDER. If any Borrower, as a result of the requirements of either SECTION 2.14(a) or SECTION 2.14(b), shall be required to pay any particular Lender (an "AFFECTED LENDER") the additional amounts referred to in such Section, which costs are not imposed by the other Lenders, and such additional amounts are material, then such Borrower shall be entitled to either prepay such Affected Lender without any Prepayment Premium but with any payments required by SECTION 2.07(e), or find a replacement Lender, reasonably acceptable to the Agents (the Agents' consent to such replacement Lender not to be unreasonably withheld), to replace the Affected Lender. The Affected Lender and the replacement Lender shall execute an Assignment Agreement with respect to all of the Affected Lender's Commitments and all Loans owing to the Affected Lender and comply with the other provisions of SECTION 11.08(c). Upon the payment by the replacement Lender to the Affected Lender of the then outstanding principal amount of Loans owing to the Affected Lender, together with accrued interest thereon, and the payment by the Borrower to the Affected Lender of any compensation required with respect to LIBOR Loans pursuant to SECTION 2.07(e), the replacement Lender shall succeed to all of the Affected Lender's rights and obligations under this Agreement and the other Loan Documents.

            SECTION 2.15. JOINT AND SEVERAL LIABILITY; CONTRIBUTION. (a) Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, all payment and performance Obligations arising under this Agreement and the other Loan Documents shall be joint and several obligations of each Borrower secured by all the Borrowers' Collateral. The Agent and the Collateral Agent may apply any portion of any Borrower's Collateral to satisfy any of the Obligations of any other Borrower.

            (b) CONTRIBUTION AND INDEMNIFICATION BETWEEN THE BORROWERS. To the extent that any Borrower shall, as a result of the operation of SECTION 2.15, pay any Obligation of any other Borrower under the Loan Documents (such payment being referred to as an "ACCOMMODATION PAYMENT"), then such Borrower shall be entitled to contribution and indemnification from, and be reimbursed by such other Borrower, as set forth in the Contribution Agreement. Each Borrower agrees that any extension, forbearance or amendment, or any acceptance, release or substitution of security, or any impairment or suspension of Lender's remedies or rights against any other Borrower or the cessation of the liability of any other Borrower for any reason other than full and indefeasible satisfaction of all Obligations shall not in any way affect the liability of such Borrower. Each Borrower has provided itself of the means of remaining informed of the financial condition of each other Borrower, and waives any right to require any Lender or any of the Agents to keep it informed of the financial condition of any other Borrower. The provisions of this section shall, to the extent expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

            Each Borrower represents and warrants to the Agent, the Collateral Agent and the Lenders that:

            SECTION 3.01. ORGANIZATION; POWERS. (a) Such Borrower (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) is qualified to do business in the jurisdiction in which its principal place of business is located and in every other jurisdiction where such qualification is necessary;

            (b) such Borrower has the power and authority to own its properties, to carry on its business as now conducted; and

            (c) such Borrower has the power and authority to execute and deliver and perform this Agreement and the other Loan Documents to which it is a party, to borrow hereunder, and will have the power to execute and deliver any Mortgages and Collateral Assignments of Leases or other instruments to be delivered by it subsequent to the date hereof.

            SECTION 3.02. CORPORATE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which such Borrower is a party, and the Loans hereunder:

            (a) have been duly authorized by such Borrower's Board of Directors or managers and, if necessary, such Borrower's stockholders or members;

            (b) (1) do not violate (i) any existing provision of law applicable to such Borrower and not immaterial to its business, (ii) such Borrower's Certificate or Articles of Incorporation or other organizational documents, as the case may be, or (iii) any applicable order of any court or other governmental agency, and (2) do not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement for borrowed money, bond, note or other similar instrument or any other material agreement to which such Borrower is a party or by which such Borrower or any of such Borrower's property is bound;

            (c) do not result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of such Borrower other than the Liens granted pursuant to this Loan Agreement or the other Loan Documents;

            (d)  constitute  legal,  valid  and  binding   obligations  of  such
Borrower, enforceable against such Borrower in accordance with their respective terms; and

            (e) do not, as of the date of execution hereof, require any governmental consent, filing, registration or approval except as set forth on
SCHEDULE 3.02.

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

            SECTION 3.03. FINANCIAL STATEMENTS. The Borrowers have furnished to the Agent and the Lenders the audited consolidated financial statements of KMC Holdings dated as of December 31, 1998, and the unaudited consolidated financial statements for the fiscal quarter ended September 30, 1999 , which statements are attached hereto as EXHIBIT I (collectively, the "Financials"). The Financials have been prepared in accordance with GAAP applied on a basis consistent with that of preceding periods and are complete and correct in all material respects. As of the date of the Financials, (a) the Financials fairly represent KMC Holdings' financial position and results of operations; and (b) there are no omissions from the Financials or any other facts or circumstances not reflected in the Financials which are or may be material according to GAAP.

            SECTION 3.04. NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the condition (financial or otherwise), operations or properties of such Borrower since the date of the Financials.

            SECTION 3.05. LITIGATION. Except as set forth on SCHEDULE 3.05, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of such Borrower, threatened, against or affecting such Borrower or any property or rights of such Borrower as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would individually or in the aggregate materially impair the right of any Borrower to carry on business substantially as now being conducted or as presently contemplated or would result in any Material Adverse Effect.

            SECTION 3.06. TAX RETURNS. Such Borrower has filed or caused to be filed all Federal, state and local tax returns which are required to be filed and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due, except such taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which such Borrower shall have set aside on its books adequate reserves with respect to such taxes as are required by GAAP.

            SECTION 3.07. NO DEFAULTS. Such Borrower is not in default (i) with respect to any judgment, writ, injunction, decree, rule or regulation of any Governmental Authority which is likely to have a Material Adverse Effect, or
(ii) in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which such Borrower is a party or by which any of its assets are bound, which is likely to have a Material Adverse Effect.

            SECTION 3.08. PROPERTIES. Such Borrower has good and marketable title to all its material properties and assets and all Collateral of such Borrower is free and clear of all Liens of any nature whatsoever, except Permitted Liens.

            SECTION 3.09. LICENSES, MATERIAL AGREEMENTS,  INTELLECTUAL PROPERTY.
(a) Such Borrower has obtained all material Governmental Approvals, which Governmental Approvals are necessary or appropriate for the construction and operation of the Systems as are presently operating, as contemplated in the Milestone Plan, other than immaterial municipal business permits. Such Governmental Approvals are correctly listed on SCHEDULE 3.09(a) and constitute the only Governmental Approvals required in connection with the Systems as are presently operating. All Governmental Approvals of such Borrower are in full force and effect, are duly issued in the name of, or validly assigned to, such Borrower and such Borrower has the power and authority to operate thereunder.

            (b) SCHEDULE 3.09(b) accurately and completely lists all material agreements to which such Borrower is a party, including, without limitation, all purchase agreements, construction contracts, right of way or right of occupancy agreements, lease agreements, consulting, employment, management and related agreements. All of the foregoing agreements are valid, subsisting and in full force and effect and none of such Borrower, or, to the best of such Borrower's knowledge and belief, any other parties, are in material default thereunder. Such Borrower has given true and complete copies of all such agreements to the Agent and the Lenders.

            (c) Such Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses, and all rights with respect to the foregoing (the "INTELLECTUAL PROPERTY"), necessary for the conduct of its business as presently conducted without any known conflict with the rights of others. SCHEDULE 3.09(c) accurately and completely lists all Intellectual Property owned or possessed by or licensed to such Borrower. Such Borrower has entered into Intellectual Property Documents with respect to its Intellectual Property, as requested by the Collateral Agent.

            SECTION 3.10. COMPLIANCE WITH LAWS. Except as disclosed on SCHEDULE 3.10, the operations of such Borrower comply in all material respects with all applicable federal, state or local laws and regulations, including Environmental Laws. Except as disclosed on SCHEDULE 3.10, to such Borrower's knowledge, none of the operations of such Borrower is subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws. Except as disclosed on SCHEDULE 3.10, such Borrower neither knows nor reasonably should know that any of the operations of such Borrower is the subject of federal or state investigation evaluating whether any Remedial Action is needed to respond to a Release. Except as disclosed on SCHEDULE 3.10, such Borrower has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a Release. Except as disclosed on SCHEDULE 3.10, such Borrower has no contingent liability of which such Borrower has knowledge or reasonably should have knowledge in connection with any Release.

            SECTION 3.11. ERISA. None of such Borrower or any ERISA Affiliate of such Borrower maintains or contributes to any Plan other than a Plan listed on
SCHEDULE 3.11 hereto. Each Plan which is intended to be qualified under Section 401(a) of the IRC has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the IRC. Except as disclosed on SCHEDULE 3.11, none of such Borrower or any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. None of such Borrower or any ERISA Affiliate has breached any of the responsibilities, obligations or duties imposed on it by ERISA or regulations promulgated thereunder with respect to any

Plan which breach could result in a Material Adverse Effect. No Plan has incurred any accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the IRC), whether waived or not waived. None of such Borrower or any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the IRC or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. None of such Borrower or any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding and which could result in a Material Adverse Effect, other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate. Since the date of each such Schedule B, there has been no adverse change in the funding status or financial condition of the Plan relating to such Schedule B. None of such Borrower or any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. None of such Borrower or any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the IRC on or before the due date for such installment or other payment. None of such Borrower or any ERISA Affiliate is required to provide security to a Plan under Section 401(a)(29) of the IRC due to a Plan amendment that results in an increase in current liability for the plan year.

            SECTION 3.12. INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY Act. Such Borrower is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940. Such Borrower is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

            SECTION 3.13. FEDERAL RESERVE REGULATIONS. Such Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans made to such Borrower will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.

            SECTION 3.14. COLLATERAL. The security interests granted by ARTICLE VIII hereof, together with the security interests granted pursuant to the Existing Agreement and accompanying financing statements, when duly filed in the offices and jurisdictions set forth on SCHEDULE 3.14 hereof, create valid and perfected first priority Liens in and to the Collateral of such Borrower, enforceable against other Persons in all jurisdictions securing the payment, as applicable, of the Obligations hereunder. Upon filing such financing statements, to the extent that the filing of a financing statement is sufficient to perfect a security interest, no further action is required to perfect the Liens of the Collateral Agent in favor of the Lenders in the Collateral of such Borrower described in SECTION 8.01.

            SECTION 3.15. CHIEF PLACE OF BUSINESS. As of the Closing Date, the chief executive office and principal place of business address of such Borrower is 1545 Route 206, Bedminster, New Jersey 07921. If any change in any such location occurs, such Borrower shall notify the Agent and the Collateral Agent thereof not later than ten days after the occurrence thereof. As of the date of execution hereof, the books and records of such Borrower and all chattel paper and all records of account are located at the principal place of business or chief executive office of such Borrower and if any change in such location occurs, such Borrower shall notify the Agent and the Collateral Agent thereof not later than ten days after the occurrence thereof.

            SECTION 3.16. OTHER CORPORATE NAMES. Except as set forth on SCHEDULE 3.16, such Borrower has not used and does not now use and will not use any corporate or fictitious name.

            SECTION 3.17. INSURANCE. SCHEDULE 3.17 contains a description of all insurance which such Borrower maintains or has maintained on its behalf. All of such insurance is in full force and effect.

            SECTION 3.18. MILESTONE PLAN. The Milestone Plan represents good faith projections of future financial performance of the Borrowers for the periods set forth therein. Such document has been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are reasonable in light of current and reasonably foreseeable business conditions.

            SECTION 3.19. CAPITALIZATION AND SUBSIDIARIES. The classes of Equity Interests, number of authorized shares, number of outstanding shares and par values or other designations of the Equity Interests or other equity securities or beneficial interests of such Borrower are correctly set forth on SCHEDULE
3.19. All the outstanding shares of Equity Interests or other equity securities or beneficial interests of such Borrower are duly and validly issued, fully paid and nonassessable, and none of such issued and outstanding shares, equity securities or beneficial interests has been issued in violation of, or is subject to, any preemptive or subscription rights. Except as set forth on
SCHEDULE 3.19, there are no: (A) outstanding shares of Equity Interests or other equity securities or beneficial interests or other securities convertible into or exchangeable for shares of Equity Interests or other equity securities or other beneficial interests of such Borrower, (B) outstanding rights of subscription, warrants, calls, options, contracts or other agreements of any kind, issued, made or granted to or with any Person under which such Borrower may be obligated to issue, sell, purchase, retire or redeem or otherwise acquire or dispose of any shares of Equity Interests or other equity securities or beneficial interests of such Borrower, or (C) Subsidiaries of such Borrower. KMC Holdings beneficially owns, directly or indirectly, all of the Equity Interests of such Borrower.

            SECTION 3.20. REAL PROPERTY, LEASES AND EASEMENTS. Such Borrower leases or owns the real property described on SCHEDULE 3.20. Set forth on
SCHEDULE 3.20 is a list of (i) all real property leased or owned by such Borrower (the "REAL PROPERTY") and (ii) all easements, rights of way, rights of occupancy, licenses and similar rights with respect to real property granted to such Borrower not otherwise disclosed to the Collateral Agent and the Lenders on a title report delivered to the Collateral Agent and the Lenders pursuant to the terms hereof (together with all easements, rights of way, rights of occupancy, licenses and similar rights with respect to real property granted to such Borrower which are so disclosed, collectively, the "EASEMENTS"). Also set forth on SCHEDULE 3.20 is a street address of the Real Property locations described above, including a description of such properties' current use. Except as set forth in SCHEDULE 3.20, such Borrower's interests in the Real Property and the Easements are sufficient in order for such Borrower to conduct its business and operations as presently conducted.

            SECTION 3.21. SOLVENCY. After giving effect to any Loans made to such Borrower hereunder, the disbursement of the proceeds of such Loans pursuant to such Borrower's instructions and the execution, delivery and performance of each of the Loan Documents and transactions contemplated thereby, such Borrower is Solvent and is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a substantial portion of its property, and has no knowledge of any Person contemplating the filing of any such petition against such Borrower.

            SECTION 3.22. BROKERS, ETC. Such Borrower has not dealt with any broker, finder, commission agent or other similar Person in connection with the Loans or the transactions being effected contemporaneously with this Agreement, and such Borrower covenants and agrees to indemnify and hold harmless the Agent, the Collateral Agent and the Lenders from and against, any broker's fee, finder's fee or commission in connection with such transactions.

            SECTION 3.23. NO MATERIAL MISSTATEMENTS. Neither any report, financial statement, exhibit or schedule furnished by or on behalf of such Borrower to the Agent, the Collateral Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or included herein or therein, nor any other information required to be furnished pursuant to the provisions of ARTICLE V hereof, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein not materially misleading.

            SECTION 3.24. YEAR 2000 PROBLEMS. Each Borrower has completed and implemented a Year 2000 Corrective Plan and Year 2000 Corrective Actions, has completed Year 2000 Implementation Testing and has eliminated all Year 2000
Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect.



                                   ARTICLE IV
                              CONDITIONS FOR LOANS

            The obligations of each Lender to make Loans hereunder are subject to the accuracy, as of the Closing Date and as of the date of making of each of the Loans after the Closing Date, of the representations and warranties contained in ARTICLE III (except that any representations or warranties that relate to a specified date shall only be reaffirmed as of such date) and the other Loan Documents, to the performance by each Borrower of its obligations to be performed hereunder on or before the date of such Loan and to the satisfaction of the following further conditions:

            SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL LOAN ON OR AFTER THE CLOSING DATE. In the case of the Loans to be made on the Closing Date and Letters of Credit to be issued or Credit Support for any Letters of Credit to be incurred on the Closing Date:

            (a) All then applicable legal matters incident to this Agreement and the other Loan Documents shall be reasonably satisfactory to Counsel.

            (b) The Agent and the Collateral Agent , as applicable, shall have received payment in full of the fees set forth in the Fee Letters, and all the other documented out-of-pocket costs and expenses of the Agent and the Collateral Agent incurred on or prior to the Closing Date, including, without limitation, reasonable attorneys' and paralegals' fees and expenses and the fees and expenses incurred in connection with preparation of any environmental audits;

            (c) (1) The Agent and the Collateral Agent shall have received the following items, in each case in form and substance satisfactory to the Agent and the Collateral Agent:


               (i)  the Financials;

               (ii) the  Milestone   Plan  showing  in  reasonable   detail  and
                    specifying any material underlying assumptions, for the subsequent nine (9) year period, the Borrower's anticipated revenues and expenses and projected statements of cash flow and information with respect to projected capital expenditures and changes in working capital over such period, and a detailed Systems construction and buildout schedule;

               (iii)certificates  substantially in the form of EXHIBITS J-1, and
                    J-2 hereto, dated the Closing Date, of the secretary or assistant secretary of each of the Borrowers or the sole members of the Borrowers, as applicable, and KMC Holdings, certifying (A) (1) the names and true signatures of the officers authorized to sign each Loan Document to which any Borrower or KMC Holdings is a party, (2) the resolutions of the Board of Directors of each Borrower or KMC Holdings, as applicable, approving the transactions contemplated by the Loan Documents to which each is a party, (3) each Borrower's, or KMC Holdings' , as applicable, bylaws, and
                    (B) only with respect to the  certificate  of KMC  Holdings,
                    (1) true and correct copies of the Indentures, (2) true and correct copies of the Management Agreement and the Tax Sharing Agreement and (3) evidence satisfactory to the Agent and the Collateral Agent that Holdings III has either been dissolved or merged into KMC Holdings;

               (iv) the  written  opinions  of  special,  regulatory  and  local counsel for the Borrowers and KMC Holdings, dated the Closing Date, addressed to the Agent, the Collateral Agent and the Lenders satisfactory to (and containing only such qualifications and limitations as are satisfactory to) Counsel, which opinions shall be substantially in the forms set forth in EXHIBITS K-1, K-2 and K-3, respectively, attached hereto;

               (v) certificates of appropriate public officials dated not more than 30 days prior to the Closing Date, as to the legal existence or qualification, and good standing of each Borrower and KMC Holdings from such Person's jurisdiction of organization and from the jurisdiction in which such Person has its principal place of business;

               (vi) each Borrower's and KMC Holdings' Certificate or Articles of
                    Incorporation (or other constituent or organizational documents, as the case may be), in each case, as amended, modified or supplemented on or prior to the Closing Date, each certified to be true, correct and complete by the Secretary of State of the state in which such Person is organized;

               (vii)the General Reaffirmation and Modification  Agreement in the
                    form of EXHIBIT T hereto duly executed and delivered by the Borrowers and KMC Holdings;

               (viii) the Term B Loan Notes duly  executed and  delivered by the
                    Borrowers;

               (ix) this Agreement duly executed and delivered by the Borrowers;
                    and

               (x) Addenda to that certain Trademark Security Agreement dated as of December 22, 1998 between the Borrowers other than KMC III, Leasing III, Telecom.com and Services, and the Collateral Agent, duly executed and delivered by KMC III, Leasing III, Telecom.com and Services.

            (2) The Collateral Agent shall have received the following items in each case in form and substance satisfactory to the Collateral Agent:

               (i) Pledge Supplement duly executed by KMC Holdings with respect to the Equity Interests of KMC III and Telecom.com, together with, in each case, for all such Equity Interests which are certificated, stock certificates and undated stock powers executed in blank in form and substance satisfactory to the Collateral Agent and for all such Equity Interests which are limited liability company interests, pledge instructions and initial transaction statements in form and substance satisfactory to the Collateral Agent;

               (ii) a Pledge  Agreement duly executed by KMC III with respect to the Equity Interests of Leasing III and Services, together with for all such Equity Interests which are certificated, stock certificates and undated stock powers executed in blank in form and substance satisfactory to the Collateral Agent and for all such Equity Interests which are limited liability company interests, pledge instructions and initial transaction statements in form and substance satisfactory to the Collateral Agent;

               (iii)loss  payable  endorsements  substantially  in the  form  of
                    EXHIBIT M attached hereto with respect to each Borrower's insurance policies relating to the Collateral, and insurance certificates required by SECTION 5.04(g) from nationally recognized insurance brokers with respect to each Borrower's insurance policies;

               (iv) with respect to each  Borrower's  then  existing  Collection
                    Accounts, Restricted Account Agreements substantially in the form of such agreements executed and delivered pursuant to the Existing Agreement, copies of which are attached as EXHIBIT N hereto, duly executed by the applicable Borrower and the financial institutions maintaining the Collection Accounts (except to the extent previously delivered pursuant to the Existing Agreement);

               (v) Addenda to the Collateral Assignment of Licenses duly executed by KMC III, Leasing III, Telecom.com and Services, and an updated Schedule I thereto certified as being complete and correct by all the Borrowers, together with consents to assignment of licenses and rights from Persons designated by the Collateral Agent duly executed by such Persons, including agreements as to default notices, cure rights, waiver of lien rights, conveyance of nondisturbance rights and other terms satisfactory to the Collateral Agent;

               (vi) Addenda to the Collateral Assignment of Leases duly executed by KMC III, Leasing III, Telecom.com and Services, and an updated Schedule I thereto certified as being complete and correct by all the Borrowers, together with consents to assignment, duly executed by the appropriate Persons, including agreements as to default notices, cure rights, waiver of lien rights, conveyance of nondisturbance rights and other terms satisfactory to the Collateral Agent with respect to those leased properties specified by the Collateral Agent, together with landlord waivers in the form of EXHIBIT D hereto executed by the appropriate landlord with respect to those leased properties specified by the Collateral Agent;

               (vii)Completed   environmental   questionnaires   and   indemnity
                    agreement executed by KMC III, Leasing III, Telecom.com and Services and Phase I Environmental Reports with respect to premises described on Schedule 3.10 (if any); and

               (viii)  Access  Agreements   executed  and  delivered  by  Kamine
                    Development Corp. with respect to KMC III's, Leasing III's , Telecom.com's and Services' premises located at 1545 Route 206, Suite 300, Bedminster, New Jersey in form and substance satisfactory to the Collateral Agent.

            (d) The Agents or the Collateral Agent, as applicable, shall have satisfactorily completed their review of any Lucent Purchase Agreement, any Additional Purchase Agreements, construction and maintenance contracts, right of way agreements and interconnection agreements related to the Systems being financed with the Loans made on the Closing Date.

            (e) The Collateral Agent shall have received evidence satisfactory to the Collateral Agent that the Collateral Agent's security interests in the Collateral have been properly perfected and constitute first and prior security interests subject only to Permitted Liens, including by (i) filing Mortgages, the Collateral Assignment of Licenses, the Collateral Assignment of Leases, leasehold mortgages and UCC-1 financing statements (including, without limitation, fixture filings) in certain filing and recording offices, (ii) filing the Trademark Security Agreement in the United States Patent and Trademark Office, (iii) obtaining consents to the Collateral Assignments of Licenses and the Collateral Assignments of Leases and (iv) taking possession of stock certificates and other instruments, in each case, as requested by the Collateral Agent.

            (f) The Collateral Agent shall have received evidence satisfactory to the Collateral Agent, including the results of searches conducted in the mortgage recording, UCC, tax Lien and judgment filing records in each appropriate filing office or jurisdiction, that there are no Liens against the Collateral except Permitted Liens.

            (g) The Agent shall have received evidence satisfactory to the Agent that no Borrower has any Debt other than as described in SECTION 6.13 and that the holders of any such Debt described in CLAUSES (v) and (vii) of SECTION 6.13 have executed subordination and standstill agreements satisfactory to the Agent.

            (h) The Collateral Agent, as it may require, shall have obtained or waived in writing with respect to each real estate and material equipment lease and each mortgage of any Borrower relating to the Systems being financed with the initial Loan made after the Closing Date (i) the right from the applicable lessors and mortgagees to cure all payment defaults under such leases and mortgages by making payment directly to the applicable lessors and mortgagees and (ii) landlord waivers and consents, as the Collateral Agent may require, with respect to each leased facility.

            (i) The Agents shall have satisfactorily completed their due diligence investigation of the Borrowers and the Systems and the Borrowers' other assets, and their respective officers and directors including, without limitation, environmental reviews, engineering reviews, review of material agreements of the Borrowers and review of easement matters.

            (j) All right of way agreements with respect to each System under construction shall be sufficient to allow full operation of such System and shall, upon request of the Collateral Agent, be assignable to the Collateral Agent or its designee.

            (k) Lucent shall have executed and delivered to the Collateral Agent, in form and substance satisfactory to the Agents, a reaffirmation of the Consent and Subordination Agreement dated December 22, 1998 among Lucent, the Borrowers other than KMC III, Leasing III, Telecom.com and Services, and the Collateral Agent.

            (l) The obligations of KMC III and Leasing III under the Lucent Loan Agreement shall be discharged in full with the proceeds of the Loans to be made on the Closing Date.

            SECTION 4.02. CONDITIONS PRECEDENT TO ALL LOANS. In the case of each Loan hereunder and the obligation to issue Letters of Credit or provide Credit Support therefor:

            (a) The representations and warranties of each Borrower set forth in
ARTICLE III or in any other Loan Document shall be true and correct in all material respects on and as of the date of such Loan with the same effect as though such representations and warranties had been made on and as of such date, except that any representations or warranties that relate to a specified date shall only be reaffirmed as of such date.

            (b) At the time of each such Loan, and after giving effect to such Loan, each Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

            (c) At the time of each such Loan and after giving effect to each such Loan, there shall have been no material adverse change in the condition (financial or otherwise), operations, properties or prospects of any Borrower since the date of the Financials.

            (d) Such Loan, when combined with Loans previously made to the Borrowers, shall not exceed the Commitment Amount.

            (e) All legal matters incident to such Loan and the Loan Documents shall be satisfactory to Counsel.

            (f) The Agent shall have received a Notice of Borrowing for the Loan and acceptance certificate and invoices required by SECTION 2.03.

            (g) The Collateral Agent shall have first priority Liens on all personal and real property assets that comprise or relate to each System to be funded by such Loan, shall have received collateral assignments of all material third party agreements relating to such Systems, consented to by the applicable third parties, as requested by the Collateral Agent, and shall have received evidence that all necessary Governmental Approvals for such System have been obtained.

            (h) The Collateral Agent shall have received copies of such lien waivers and other acknowledgments from Persons constructing the Systems, any subcontractors or vendors (including Lucent or each Additional Vendor) with respect to the construction of the Systems as the Collateral Agent may reasonably request.

            (i) All fees and expenses which are due and payable to the Agent and the Collateral Agent on or prior to the date of the advance of such Loan shall have been paid.

            (j) The Agents or the Collateral Agent, as applicable, shall have satisfactorily completed their review of any Additional Purchase Agreements, construction and maintenance contracts related to the Systems being financed with such Loan and the interconnection agreements for each System being financed with such Loan.

            (k) The Collateral Agent shall have obtained or waived in writing with respect to each real estate and material equipment lease, each mortgage, and each material third party agreement relating to the Systems being financed with such Loan (i) the right from the applicable lessors and mortgagees to cure all payment defaults under such leases and mortgages by making payments directly to the applicable lessors and mortgagees, as the Collateral Agent may request,
(ii) landlord waivers and consents, as the Collateral Agent may require, with respect to each leased facility, and (iii) consents to collateral assignment, as the Collateral Agent may require, with respect to each such material third party agreement.

            (l) There shall not have occurred in the opinion of the Agents, any material adverse change in any two of the three members of Borrower's or KMC
Holdings' senior management team, which shall comprise its Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.

            (m) If a Loan is requested to finance Aged Equipment, the Collateral Agent, if it so elects, shall have obtained an appraisal of such Aged Equipment from an appraiser selected by the Collateral Agent, which appraisal shall be satisfactory to the Collateral Agent and the cost of which shall be borne by such Borrower.

                                   ARTICLE V
                              AFFIRMATIVE COVENANTS

            Each Borrower covenants and agrees that so long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the other Loan Documents are unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

            SECTION 5.01. CORPORATE AND FRANCHISE EXISTENCE. Such Borrower shall preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its organization, and in all other jurisdictions in which such qualification is necessary in view of its business and operations and property and preserve, protect and keep in full force and effect its material rights and its Governmental Approvals.

            SECTION 5.02. COMPLIANCE WITH LAWS, ETC. Such Borrower shall comply in all material respects with all laws and regulations applicable to it, including, without limitation, Environmental Laws, regulations promulgated by the FCC and any PUC, and other telecommunications laws and regulations, and all material contractual obligations applicable to it.

            SECTION 5.03. MAINTENANCE OF PROPERTIES. Such Borrower shall at all times maintain in good repair, working order and condition, excepting ordinary wear and tear, all of its properties material to its operations and make all appropriate repairs, replacements and renewals thereof, in each case consistent with prudent industry practices and sound business judgment and with respect to the maintenance of machinery and equipment, in compliance with applicable government regulations, manufacturers' warranty requests and any licensing requirements.

            SECTION 5.04. INSURANCE.

            (a)  COVERAGE.  Without  limiting  any of the other  obligations  or liabilities of such Borrower under this Agreement, such Borrower shall carry and maintain, and require each contractor retained in connection with the construction of any System to carry and maintain, each at its own expense, at least the minimum insurance coverage set forth in this SECTION 5.04. Such Borrower shall also carry and maintain any other insurance that the Collateral Agent may reasonably require from time to time. All insurance carried pursuant to this SECTION 5.04 shall be placed with such insurers that have an A.M. Best rating of A:X or better, or as may be acceptable to the Collateral Agent. Such coverage shall be in such form, with terms, conditions, limits and deductibles as shall be acceptable to the Collateral Agent.

            (b) CONSTRUCTION PERIOD. During the period from, and including the commencement of construction of any System, to and including the completion of construction of any System, such Borrower shall maintain in full force and effect, pay all premiums when due in respect of, and comply with all terms and conditions of the following coverages:

            (i) ALL RISK BUILDER'S RISK. Such Borrower shall maintain all risk builder's risk insurance covering physical loss or damage to such System including, but not limited to, fire and extended coverage, collapse, flood, earth movement and windstorm, and comprehensive boiler and machinery coverage (including electrical malfunction and mechanical breakdown). Such insurance shall cover all property during construction and testing, as well as any and all materials, equipment and machinery intended for such System during off-site storage and inland transit and, if necessary, during ocean and air transit. All transit coverage shall be on a "warehouse to warehouse" basis. The all risk builder's risk policy shall be written on a replacement cost basis for the full construction cost of such System or in an amount acceptable to the Collateral Agent and shall contain an agreed amount endorsement waiving any coinsurance penalty. Coverage shall not exclude resultant damage caused by faulty workmanship, design or materials nor shall it exclude machinery and equipment under guarantee or warranty; and

            (ii) DELAY IN START-UP. As an extension of the coverage required under SUBSECTION (B)(i) or as a separate policy, such Borrower shall maintain delay in start-up insurance covering net profits (if any), continuing expenses and debt service payments resulting from delays in achieving the completion date for the construction of any System caused by
      (i) physical loss or damage to such System during construction or testing,
      (ii) loss or damage to equipment while in ocean,  air or inland transit or
      (iii) loss or damage to equipment while in storage away from the site. Contingent delay in start-up coverage shall also be included to cover delay caused by damage to critical path items while under manufacture or at the supplier's premise. Such extension or separate policy shall have a period of indemnity of not less than twelve (12) months with an agreed amount limit not less than $20,000,000 combined property, delay in start-up and extra expense per System and shall contain an agreed amount endorsement waiving any coinsurance penalty. Such extension or separate policy shall also cover expediting expenses in an amount not less than $1,000,000. Deductibles may not exceed seven (7) days; and

            (iii) COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY. Such Borrower shall maintain comprehensive general liability insurance written on an occurrence basis with a limit of liability not less than $1,000,000 per occurrence and $2,000,000 in the aggregate. Coverage shall include, but not be limited to, premises/operations, explosion, collapse, and underground hazards, broad form contractual, independent contractors products/completed operations, broad form property damage, and personal injury liability. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

            (iv) WORKERS' COMPENSATION/EMPLOYER'S LIABILITY. Such Borrower shall maintain workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of such Borrower while at work or in the scope of his or her employment with such Borrower and employer's liability insurance in an amount not less than $500,000. Such coverage shall not contain any occupational disease exclusions; and

            (v) AUTOMOBILE LIABILITY. Such Borrower shall maintain automobile liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $1,000,000; and

            (vi) EXCESS/UMBRELLA LIABILITY. Such Borrower shall maintain excess or umbrella liability insurance in an amount not less than $30,000,000 written on an occurrence basis providing coverage limits in excess of the insurance limits required under SECTION 5.04(B)(iii), (B)(iv) (employer's liability only), and (b)(v). Such insurance shall follow from the primary insurances and drop down in case of exhaustion of underlying limits and/or aggregates. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law.

            (c) CONTRACTOR INSURANCE COVERAGE. Such Borrower shall cause each contractor retained in connection with the construction of any System to carry and maintain, in full force and effect, such insurance and such bonds as such contractor is required to maintain pursuant to the following:

            (i) COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY. Such contractor shall maintain comprehensive general liability insurance covering the construction of such System written on an occurrence basis with a limit of liability not less than $5,000,000. Coverage shall include, but not be limited to, premises/operations, explosion, collapse, and underground hazards, sudden and accidental pollution, broad form contractual, independent contractors, products/completed operations, broad form property damage, and personal injury liability. Such insurance may be written in any combination of primary and excess/umbrella forms. The products/completed operations coverage shall be extended to cover such System for two years after completion of such System. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

            (ii) WORKERS' COMPENSATION/EMPLOYER'S LIABILITY. Such contractor shall maintain workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of such contractor while at work or in the scope of his or her employment with such contractor and employer's liability insurance in an amount not less than $5,000,000 written in any combination of primary and excess/umbrella policies, and

            (iii) AUTOMOBILE LIABILITY. Such contractor shall maintain automobile liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $5,000,000 written in any combination of primary and excess/umbrella policies.

            (d) OPERATIONS PERIOD. Beginning on the completion date of each System, such Borrower shall maintain in full force and effect, pay all premiums when due in respect of, and comply with all terms and conditions of the following insurance coverages for each System.

            (i) ALL RISK PROPERTY INSURANCE. Such Borrower shall maintain all risk property insurance covering such System against physical loss or damage, including but not limited to fire and extended coverage, collapse, flood, earth movement and windstorm, and comprehensive boiler and machinery coverage (including electrical malfunction and mechanical breakdown). Such insurance shall cover each and every component of such System and shall not contain any exclusion for resultant damage caused by faulty workmanship, design or materials. Coverage shall be written on a replacement cost basis with property, business interruption and extra expense insurance in a combined amount of $30,000,000 per System. Such insurance policy shall contain an agreed amount endorsement waiving any coinsurance penalty; and

            (ii) BUSINESS INTERRUPTION. As an extension of the coverage required under SECTION 5.04(d)(i), such Borrower shall maintain business interruption insurance in an agreed amount equal to twelve (12) months projected loss of net profits, continuing expenses and debt service payments of such System and shall contain an agreed amount endorsement waiving any coinsurance penalty. Contingent business interruption insurance shall also be included to cover the major suppliers and customers of the Borrowers. Coverage shall be included for expediting expenses in an amount not less than $1,000,000. Such insurance shall also cover service interruption. Deductibles shall not exceed seven (7) days; and

            (iii) COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY INSURANCE. Such Borrower shall maintain comprehensive general liability insurance written on an occurrence basis with a limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, contractual liability, independent contractors, products/completed operations, property damage and personal injury liability. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law; and

            (iv) WORKERS' COMPENSATION/EMPLOYER'S LIABILITY. Such Borrower shall maintain workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of such Borrower while at work or in the scope of his or her employment with such Borrower and employer's liability insurance in an amount not less than $500,000. Such coverage shall not contain any occupational disease exclusions; and

            (v) AUTOMOBILE LIABILITY. Such Borrower shall maintain automobile liability insurance covering owned, non-owned, leased, hired or borrowed vehicles against bodily injury or property damage. Such coverage shall have a limit of not less than $1,000,000; and

            (vi) EXCESS/UMBRELLA LIABILITY. Such Borrower shall maintain excess or umbrella liability insurance in an amount not less than $30,000,000 written on an occurrence basis providing coverage limits in excess of the insurance limits required under SECTIONS 5.04(d)(iii), (d)(iv) (employer's liability only), and (d)(v). Such insurance shall follow from the primary insurances and drop down in case of exhaustion of underlying limits and/or


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      aggregates.  Such  insurance  shall not exclude  coverage  for punitive or exemplary damages where insurable by law.

            (e) ENDORSEMENTS. Such Borrower shall cause all insurance carried and maintained in accordance with this SECTION 5.04 to be endorsed as follows:

          (i) Such Borrower shall be the named insured and the Collateral Agent shall be an additional insured and loss payee with respect to policies described in SECTION 5.04(b)(i), (b)(ii), (d)(i) and (d)(ii). Such Borrower shall be the named insured and the Collateral Agent shall be an additional insured with respect to policies described in SECTION 5.04(b)(iii), (b)(v),
     (b)(vi), (d)(iii), (d)(v) and (d)(vi). Such Borrower and the Collateral Agent shall be additional insureds under all insurances carried by contractors under SECTION 5.04(c) to the extent allowed by law. All policies shall provide that any obligation imposed upon such Borrower and/or any contractor, including but not limited to the obligation to pay premiums, shall be the sole obligation of such Borrower and/or the contractor and not that of the Agent, the Collateral Agent or any Lender; and

          (ii) with  respect to policies  described  in SECTION  5.04(b)(i)  and
     (b)(ii), and (d)(i) and (d)(ii), the interests of the Collateral Agent shall not be invalidated by any action or inaction of such Borrower, or any other Person, and shall insure the Collateral Agent regardless of any breach or violation by such Borrower, any contractor or any other Person, of any warranties, declarations or conditions of such policies, and

          (iii) inasmuch as the liability policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering such insured; and

          (iv) the insurers thereunder shall waive all rights of subrogation against the Agent, the Collateral Agent or the Lenders, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise; and

          (v) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Agent, the Collateral Agent or the Lenders with respect to their interests as such in such System; and

          (vi) if such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any changes are initiated by such Borrower or carrier which affect the interests of the Collateral Agent, such cancellation or change shall not be effective as to the Collateral Agent until thirty (30) days, except in the case of non-payment of premium which shall be ten (10) days, after receipt by the Collateral Agent of written notice sent by registered mail from such insurer.

          (f) CERTIFICATIONS. On the Closing Date, and at each policy renewal, but not less than annually, such Borrower shall provide to the Collateral Agent approved certification from each insurer or by an authorized representative of each insurer. Such certification shall identify the underwriters, the type of


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

insurance, the limits, deductibles, and term thereof and shall specifically list the special provisions delineated for such insurance required for this SECTION 5.04.

          (g) INSURANCE REPORT. Concurrently with the furnishing of all certificates referred to in this SECTION 5.04, such Borrower shall furnish the Collateral Agent with an opinion from an independent insurance broker, acceptable to the Collateral Agent, stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance then maintained by such Borrower is in accordance with this section. Furthermore, upon its first knowledge, such broker shall advise the Collateral Agent promptly in writing of any default in the payment of any premiums or any other act or omission, on the part of any Person, which might invalidate or render unenforceable, in whole or in part, any insurance provided by such Borrower hereunder.

          (h) APPLICATION OF PAYMENTS. All payments received by such Borrower from any insurance referred in SECTION 5.04(b)(i), (b)(ii), (d)(i) and (d)(ii) shall be promptly delivered directly to the Collateral Agent, which amounts shall be applied by the Collateral Agent, upon request by such Borrower and provision to the Collateral Agent of detailed information, including a construction schedule and cost estimates, which establish to the reasonable satisfaction of the Collateral Agent that the amounts available and the proposed schedule are adequate to restore, replace or rebuild the property subject to insurance payments in a timely manner, to such restoration, replacement or rebuilding unless an Event of Default or Default shall have occurred and be continuing or such Borrower shall have failed to make such request within thirty
(30) days after receipt of such amounts by Collateral Agent, in which case such amounts shall be applied in the Requisite Lenders' sole discretion to the repayment of the Obligations or such restoration, replacement or rebuilding.

          (i) GENERAL. The Collateral Agent shall be entitled, upon reasonable advance notice, to review and/or receive copies of such Borrower's (or other appropriate party's) books and records regarding all insurance policies carried and maintained with respect to each System and such Borrower's obligations under this SECTION 5.04. Notwithstanding anything to the contrary herein, no provision of this Agreement or any other Loan Document shall impose on the Collateral Agent, the Agent or any Lender any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by such Borrower, nor shall the Collateral Agent, the Agent or any Lender be responsible for any representations or warranties made by or on behalf of such Borrower to any insurance broker, company or underwriter. The Collateral Agent or the Agent, at its sole option, may obtain such insurance if not provided by such Borrower; in such event, such Borrower shall reimburse the Collateral Agent or the Agent upon demand for the cost thereof together with interest, and such costs shall constitute Obligations secured by the Collateral.

          SECTION 5.05. OBLIGATIONS AND TAXES. Such Borrower shall pay all of its indebtedness and obligations promptly and in accordance with their terms and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all lawful claims


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

for labor, materials and supplies or otherwise which, if unpaid, might become a Lien upon such properties or any part thereof; PROVIDED, HOWEVER, that such Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings diligently pursued, and such Borrower shall set aside on its books such reserves as are required by GAAP with respect to any such tax, assessment, charge, levy or claim so contested.

          SECTION 5.06. FINANCIAL STATEMENTS, REPORTS, ETC. Such Borrower shall furnish to the Agent and the Lenders (except as otherwise provided herein):

          (a) within one hundred twenty (120) days after the end of each fiscal year, annual consolidated and consolidating financial statements for KMC Holdings, and combined financial statements for the Borrowers, including the balance sheets and statements of operations, stockholders' equity (consolidated only) and cash flows, for such fiscal year, prepared in accordance with GAAP, which consolidated financial statements and other above described financial information shall have been audited by a nationally recognized independent certified public accounting firm satisfactory to the Agent, and accompanied by such independent certified public accounting firm's unqualified opinion;

          (b) within forty-five (45) days after the end of the first three fiscal quarters during each fiscal year and within one hundred twenty (120) days after the end of the fourth fiscal quarter (i) consolidated and consolidating unaudited balance sheets and statements of operations, and consolidated statements of stockholders' equity and cash flows for KMC Holdings, and combined unaudited balance sheets, statements of operations, stockholders' equity and cash flows of the Borrowers as of the end of each such fiscal quarter, as applicable, and for the then elapsed portion of the fiscal year and (ii) a statement of revenues and EBITDA for the Borrowers as of the end of each such fiscal quarter, as applicable, and for the then elapsed portion of the fiscal year, calculated for each city where a System has been constructed in accordance with the Milestone Plan;

          (c) within forty-five (45) days after the end of each month during each fiscal year (or within one hundred twenty (120) days after the end of each December), a detailed statement of operations for the Borrowers on a combined basis for such month and year-to-date period with comparisons to the corresponding projections for such month and year-to-date period set forth in the Milestone Plan; PROVIDED, that such Borrowers shall only be required to deliver the statement described in this SECTION 5.06(c) on a quarterly basis at any time that, and only for so long as, the Borrowers on a combined basis have achieved positive EBITDA;

          (d) concurrently with provision of the financial statements referred to in CLAUSES (a), (b) and (c) above, a certificate of KMC Holdings' independent certified public accountant or KMC Holdings' chief financial officer, as applicable, to the effect that the financial statements referred to in CLAUSE
(a), (b) and (c) above, present fairly the financial position and results of operations of KMC Holdings, and the Borrowers and as having been prepared in accordance with GAAP consistently applied, in each case subject to normal year end audit adjustments except for the statements referred to in CLAUSE (a) above;

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

          (e) concurrently with the provision of (i) the financial statements referred to in CLAUSE (a) above and (ii) any statements delivered pursuant to CLAUSE (b) above in respect of the periods ending March 31, June 30 or September 30, a Periodic Reporting Certificate of the chief financial officer of KMC Holdings setting forth the calculations contemplated in ARTICLE VII hereof and certifying as to the fact that such Person has examined the provisions of this Agreement and that no Event of Default or any Default, shall have occurred and be continuing or if such an event has occurred, a statement explaining its nature and extent and setting forth the steps the Borrowers propose to take to cure such Event of Default or Default;

          (f) (i) not later than December 1 of each calendar year, consolidating and consolidated projected annual statements of operations, balance sheets and cash flow statements for KMC Holdings for the succeeding fiscal year, such statements to be reasonably acceptable to the Agents, and (ii) not later than January 15 of each calendar year, an annual operating budget on a quarterly basis for such calendar year, with each such budget to be in compliance with the Milestone Plan;

          (g) to the Collateral Agent, all material agreements or licenses affecting the Governmental Approvals of any Borrower or any System promptly after any execution, or material amendment thereto;

          (h) to the Collateral Agent, promptly upon their becoming available, copies of any material periodic or special documents, statements or other information filed by any Borrower with the FCC, PUC or other Governmental Authority in connection with the construction and/or operation of any System or with respect to the transactions contemplated by any of the Loan Documents, and copies of any material notices and other material communications from the FCC, PUC or from any other Governmental Authority;

          (i) immediately upon any officer of any Borrower obtaining knowledge of any condition or event (i) which either constitutes an Event of Default or a Default, (ii) which renders any representation or warranty contained herein materially false or misleading, or when made, renders any document materially false or misleading, or (iii) which would result in any financial results for any fiscal year to materially deviate from the financial results projected for such fiscal year in the Milestone Plan or the financial projections described in CLAUSE (f) above, a certificate signed by an authorized officer of such Borrower specifying in reasonable detail the nature and period of existence thereof and what corrective action such Borrower has taken or proposes to take with respect thereto;

          (j) within thirty (30) days after the end of each fiscal year of such Borrower, a certificate signed by an authorized officer of such Borrower (x) setting forth all the Real Property, Easements, licenses, rights of way and other similar interests in real property acquired by such Borrower in the preceding year and (y) confirming that no Default or Event of Default has occurred and is continuing;

          (k) evidence in the manner set forth in SECTION 5.04(e) of insurance complying with SECTION 5.04;

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

          (l) following the written request of the Agent, not later than forty-five (45) days after the end of each fiscal month, reports on accounts receivable and accounts payable of such Borrower in such detail and format as may be reasonably requested by the Agent;

          (m) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or KMC Holdings files with the Securities and Exchange Commission; and

          (n) promptly from time to time such other information regarding the operations (including, without limitation, construction budgeting and System completion), business affairs and condition (financial or otherwise) of such Borrower or KMC Holdings as the Agent may reasonably request.

          SECTION 5.07. LITIGATION AND OTHER NOTICES. Such Borrower shall give the Agent prompt written notice upon obtaining knowledge of the following: (a) all Events of Default or Defaults and all events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note, or of any other evidence of indebtedness or agreement or contract governing the borrowing of money in excess of $250,000 in the aggregate, of such Borrower; (b) any levy, attachment, execution or other process against any of the property or assets, real or personal, of such Borrower in an amount in excess of $250,000; (c) the filing or commencement of any action, suit or proceeding by or before any court or any Governmental Authority which, if adversely determined against such Borrower, would result in a Material Adverse Effect; (d) any material adverse notice, letter or other correspondence of any kind from the FCC or the PUC relating to the Governmental Approvals or any System; (e) any default under any other material license, agreement or contract to which such Borrower is a party; and (f) any matter which has resulted in, or which such Borrower reasonably believes will result in, a Material Adverse Effect on such Borrower.

          SECTION 5.08. MORTGAGES; LANDLORD CONSENTS; LICENSES AND OTHER Agreements. As security for the Obligations, such Borrower shall with respect to each System (a) promptly execute and deliver to the Collateral Agent (1) Mortgages in favor of and satisfactory to the Collateral Agent with respect to any real property purchased by such Borrower on which a switch or network operating center is located, and at the request of the Collateral Agent, with respect to any other real property purchased by such Borrower, together with lender's title policies for any such real property satisfactory to the Collateral Agent, if requested by the Collateral Agent, (2) leasehold mortgages or collateral assignments of leases, landlord waivers or consents, and appropriate Uniform Commercial Code fixture financing statements, in each case satisfactory to the Collateral Agent with respect to any real property leased by such Borrower and on which Switch Equipment or a network operating center is located, and at the request of the Collateral Agent, with respect to any other leased real property of such Borrower, (3) Mortgages or collateral assignments and consents satisfactory to the Collateral Agent with respect to such Borrower's Easements and rights of way, as requested by the Collateral Agent,
(4) collateral assignments of leases and lessor consents, satisfactory to and as requested by the Collateral Agent, with respect to any long-haul fiber leased by such Borrower and (5) with respect to each System, collateral assignments and consents to such assignments from the applicable third Persons, for each other material lease, license, contract or other agreement or instrument entered into


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

by such Borrower after the date hereof,  as required by the Collateral Agent and
(b) (1) update Schedule 1 to the Collateral Assignment of Licenses to cover all Governmental Approvals obtained by such Borrower after the Closing Date and agreements entered into by such Borrower after the Closing Date with third Persons, (2) obtain consents to collateral assignments from the licensors granting the Governmental Approvals referred to in CLAUSE (b)(1) above and from those third Persons referred to in CLAUSE (b)(1) above that are specified by the Collateral Agent, such consents to collateral assignment to be in form and substance satisfactory to the Collateral Agent and (3) update Schedule 1 to the Collateral Assignment of Leases to cover all leases referred to in CLAUSE (a)(2) above.

          SECTION 5.09. ERISA. Such Borrower shall comply in all material respects with the applicable provisions of ERISA and furnish to the Agent, (i) as soon as possible, and in any event within thirty (30) days after such Borrower or any officer of such Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred or any Termination Event has occurred, a statement of an officer of such Borrower setting forth details as to such Reportable Event or Termination Event and the corrective action that such Borrower proposes to take with respect thereto, together with a copy of the notice of any such Reportable Event given to the PBGC, and (ii) promptly after receipt thereof, a copy of any notice such Borrower may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any such Plan.

          SECTION 5.10. ACCESS TO PREMISES AND RECORDS. Such Borrower shall permit representatives of the Agents to have access to such Borrower's books and records and to the Collateral and the premises of such Borrower at reasonable times upon reasonable notice and to make such excerpts from such records as such representatives deem necessary and to inspect the Collateral.

          SECTION 5.11. DESIGN AND CONSTRUCTION. Such Borrower shall design, construct, equip and operate its Systems substantially as previously disclosed to Lenders in the Milestone Plan and in accordance with prudent industry standards.

          SECTION 5.12. ENVIRONMENTAL NOTICES. If such Borrower shall (a) receive written notice that any violation of any Environmental Law may have been committed or is about to be committed by such Borrower, (b) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against such Borrower alleging violations of any Environmental Law or requiring such Borrower to take any action in connection with any Release of any Contaminant into the environment, or (c) receive any written notice from a Governmental Authority or private party alleging that such Borrower may be liable or responsible for costs associated with a response to or cleanup of a Release or any damages caused thereby, such Borrower shall provide the Agent with a copy of such notice within twenty (20) Business Days of such Borrower's receipt thereof.

          SECTION 5.13. AMENDMENT OF ORGANIZATIONAL DOCUMENTS. Such Borrower shall notify the Agent and the Collateral Agent of any amendment to its Certificate or Articles of Incorporation or other organizational documents within ten (10) days of the occurrence of any such event, and provide the Agent with copies of any amendments certified by the secretary of such Borrower and of


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all other relevant  documentation.  Such Borrower shall promptly  deliver to the
Collateral Agent such financing statements executed by such Borrower which the Collateral Agent may request as a result of any such event.

          SECTION 5.14. THIRD PARTY AGREEMENTS AND DELIVERY AND ACCEPTANCE CERTIFICATES. Such Borrower shall provide the Collateral Agent with (i) copies of all interconnection agreements, right of way agreements, easement agreements, real property leases, construction agreements, equipment purchase agreements, fiber leases, telephone line leases, state and local franchise agreements and other agreements with municipalities, that in each case relate to each System of such Borrower, promptly after execution of each such agreement; PROVIDED, HOWEVER, that with respect to certain of the foregoing categories of agreements specified by the Collateral Agent, such Borrower shall be permitted to provide the Collateral Agent with inventories of the particular types of agreements in lieu of delivering copies of the agreements, which inventories shall be (x) in form and substance satisfactory to the Collateral Agent and (y) updated by the applicable Borrower promptly following the execution of any additional agreement of the type inventoried; PROVIDED, FURTHER, HOWEVER, that nothing in the foregoing proviso shall limit the Collateral Agent's ability to, at any time, request and receive a copy of any third party agreement from the applicable Borrower, and (ii) with respect to each System, copies of delivery and acceptance certificates substantially in the form of EXHIBIT R hereto with respect to each item of Telecommunications Equipment with an invoiced purchase price in excess of $250,000, in each case, where such certificates are not required to be delivered to the Collateral Agent pursuant to SECTION 2.03(a), promptly after completion of such System or acceptance of such item of Equipment, as applicable.

          SECTION 5.15. ACCOUNTS PAYABLE. Such Borrower shall pay each of its accounts payable in accordance with its practices as of the Closing Date but in any event no later than sixty (60) days after the due date, PROVIDED, HOWEVER, that such Borrower shall not be required to pay any account payable as long as the validity thereof shall be contested in good faith by appropriate protest or proceedings and such Borrower shall have set aside adequate reserves on its books with respect thereto in accordance with GAAP.

          SECTION 5.16. INTELLECTUAL PROPERTY. Such Borrower shall enter into Intellectual Property Documents, in form and substance satisfactory to the Collateral Agent, with respect to all of the Intellectual Property owned by such Borrower.

          SECTION 5.17. FISCAL YEAR. Such Borrower shall maintain a fiscal year ending on December 31.

          SECTION 5.18. REQUIRED CONTRIBUTION. The Borrowers shall obtain the Required Contribution on or prior to August 31, 2000.

          SECTION 5.19.  SUBSIDIARY  GUARANTEES AND PLEDGES. Such Borrower shall
(i) cause each Person which becomes a Subsidiary of such Borrower and does not become a Borrower under this Agreement to execute a Guaranty and Security Agreement in the form of EXHIBIT U hereto, and (ii) execute a Pledge Agreement pursuant to which all of the Equity Interests in such Person will be pledged to the Collateral Agent, PROVIDED, that in the event such Person is an indirect


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Subsidiary  of  such  Borrower,   such  Borrower  shall  cause  each  applicable
Subsidiary of such Borrower to pledge all of the Equity Interests in such Person to the Collateral Agent.

          SECTION 5.20. ACCOUNTING; MAINTENANCE OF RECORDS. Such Borrower shall maintain a system of accounting established and administered in accordance with GAAP. Such Borrower shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities.

          SECTION 5.21. FURTHER ASSURANCES. Such Borrower agrees to do such further acts and things and to execute and deliver to the Agent or the Collateral Agent such additional assignments, agreements, powers and instruments, at such Borrower's expense, as the Agent or the Collateral Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Loan Documents or to better assure and confirm unto the Agent or the Collateral Agent its rights, powers and remedies hereunder and thereunder.


                                   ARTICLE VI
                              NEGATIVE COVENANTS

          Each Borrower covenants and agrees with the Agent, the Collateral Agent and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or any Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

          SECTION 6.01. LIENS, ETC. Such Borrower shall not create, incur, assume or suffer to exist, directly or indirectly, any Lien upon or with respect to any of its properties or the Collateral, now owned or hereafter acquired, or upon any proceeds, products, issues, income or profits therefrom except for the following ("PERMITTED LIENS"):

          (i) Liens granted pursuant to the Loan Documents;

          (ii) Liens securing any Purchase Debt to the extent that the Liens cover only the subject assets purchased with such Purchase Debt;

          (iii) Liens for taxes, assessments or governmental charges or levies on such Borrower's property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being diligently contested in good faith and by appropriate proceedings and for which such Borrower shall have set aside reserves on its books as required by GAAP;

          (iv) Liens imposed by law, such as landlord's, carrier's, warehousemen's and mechanic's liens, which liens shall be waived in writing to the extent waivable, and with respect to obligations not yet due or being contested in good faith by appropriate proceedings and in either case for which such Borrower shall have set aside adequate reserves on its books as required by GAAP;

          (v)  Liens  arising  out  of  pledges  or  deposits  under   workmen's
     compensation laws, unemployment insurance, old age pensions, or other social security benefits other than any Lien imposed by ERISA;

          (vi) Liens incurred or deposits made in the ordinary course of business to secure surety bonds provided that such Liens shall extend only to cash collateral for such surety bonds; or

          (vii) Liens on cash securing the reimbursement obligations under the Excluded Letters of Credit.

          SECTION 6.02. USE OF PROCEEDS. Such Borrower shall not use the proceeds of any Loan for any purpose other than as provided in SECTION 2.02 hereof.

          SECTION  6.03.  SALE  OF  ASSETS,  CONSOLIDATION,  MERGER,  ETC.  Such
Borrower shall not consolidate with or merge into any other Person, or without the prior written consent of the Requisite Lenders, sell, lease, transfer or otherwise dispose of any Collateral, except for (a) sales of inventory in the ordinary course of business, and (b) any sale, lease, transfer or other disposition of assets no longer used or useful in the conduct of the Business for the fair market value thereof not to exceed $250,000 in the aggregate; PROVIDED, HOWEVER, that if no Event of Default has then occurred or is continuing or would result therefrom, any Borrower, upon provision of thirty days prior written notice to the Agent and upon compliance with SECTION 8.02, may merge with another Borrower.

          SECTION 6.04.  DIVIDENDS AND DISTRIBUTIONS;  SALE OF EQUITY INTERESTS.
(a) Such Borrower shall not purchase, redeem or otherwise acquire any interest of such Borrower, declare or make or pay any dividends in any fiscal year of such Borrower on any class or classes of stock, return capital of such Borrower to its shareholders, make any other distribution on or in respect of any shares of any class of capital stock of such Borrower or make other payments to any shareholder of such Borrower (including in the form of compensation, loan, expense reimbursement or management fee); PROVIDED, HOWEVER, that provided no Event of Default or Default has occurred and is continuing or would result therefrom, (i) such Borrower may make payments of fees or compensation for services which are in the nature of management, corporate overhead or administrative services to the extent permitted by SECTION 6.05 hereof, (ii) provided further, that (A) during the previous four fiscal quarters of the Borrowers, EBITDA equaled at least eighty-five percent (85%) of "Estimated EBITDA" (as defined below) and such Estimated EBITDA is a positive number, (B) during the previous four fiscal quarters of the Borrowers, the Borrowers maintained a Fixed Charge Coverage Ratio of at least 1.10 to 1.00, (C) with respect to the next four fiscal quarters of the Borrowers, EBITDA for the Borrowers, as projected in the most recent financial information furnished pursuant to SECTION 5.06(e), is projected to equal at least eighty-five percent (85%) of Estimated EBITDA for such fiscal quarters and such Estimated EBITDA is a positive number, and (D) with respect to the next four fiscal quarters of the Borrowers, the Fixed Charge Coverage Ratio as projected in the most recent financial information submitted to the Agent and the Lenders pursuant to SECTION 5.06(e), is projected to equal at least 1.10 to 1.00, the Borrowers may pay to KMC Holdings dividends in the amount necessary to make (i) scheduled principal and interest payments under the Indentures, and any other amounts due under the Indentures (including Sections 4.14 and 7.07 thereunder), and (ii) required payments of cash dividends due to the holders of KMC Holdings' Series E and F Senior Redeemable, Exchangeable PIK Preferred Stock. Estimated EBITDA shall mean "EBITDA" as calculated in the Milestone Plan.

          (b) Such Borrower shall not sell or issue any additional Equity Interests.

          SECTION 6.05. MANAGEMENT FEES AND PERMITTED CORPORATE OVERHEAD. Such Borrower shall not pay or enter into any arrangement to pay any fee or compensation, or reimburse expenses of, an Affiliate or any other Person for services which are in the nature of management, corporate overhead or administrative services except to the extent provided for in the Milestone Plan, the Management Agreement or as described on SCHEDULE 6.11 attached hereto.

          SECTION 6.06. GUARANTEES; THIRD PARTY SALES AND LEASES. Such Borrower shall not directly or indirectly, (i) assume any obligation or indebtedness of another Person, (ii) make or assume any Guarantee, or (iii) finance any third party sales or leases, other than its obligations under SECTION 2.15.

          SECTION 6.07. INVESTMENTS. Such Borrower shall not, directly or indirectly, make any Investments except:

          (i) Investments in marketable, direct obligations issued or guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, maturing within 365 days of the date of purchase;

          (ii) Investments in certificates of deposit issued by a bank organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000 and rated at least A by Standard & Poor's Ratings Service and A-2 by Moody's Investors Service, Inc. maturing within 365 days of purchase;

          (iii) Investments in certificates of deposit, repurchase agreements, money market or other cash management accounts, bankers acceptances and short term Eurodollar time deposits with financial institutions having a long term deposit rating of at least A+ from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively;

          (iv) Investments in commercial paper rated P1 or A1 by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group respectively; and

          (v)  Investments  not  exceeding  365 days in duration in money market
     funds  that  invest   substantially  all  of  such  funds'  assets  in  the
     Investments described in the preceding clauses (i), (ii), (iii) or (iv).

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

          SECTION 6.08. SUBSIDIARIES; PERMITTED ACQUISITIONS. Such Borrower shall not create or acquire any Subsidiary or acquire all or any significant portion of the assets or Equity Interests of another Person; provided, however, that each Borrower may acquire all the Equity Interests of, or all or any significant portion of the assets of, another Person, if such acquisition meets the following requirements (each such acquisition constituting a "Permitted Acquisition"):

          (1) no Default or Event of Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Debt by any Borrower or KMC Holdings in connection therewith;

          (2) If such acquisition is being effectuated by means of the acquisition of Equity Interests of any Person (or the formation of a new Subsidiary in order to acquire assets of another
               Person), such acquired Person (unless merged with and into a Borrower) shall become a Borrower hereunder pursuant to an Accession Agreement and shall deliver such documentation as is reasonably required by the Agent to evidence the enforceability of such Accession Agreement;

          (3) The Collateral Agent shall, immediately upon the consummation of such acquisition, obtain a first priority Lien, for the benefit of the Lenders and as collateral for the payment of the Obligations, in the assets being purchased or acquired by virtue of an acquisition of Equity Interests and the Borrowers shall have complied in all respects with the provisions of SECTION 8.02 with respect to such assets;

          (4) The assets being acquired shall be substantially similar, related or incidental to the Businesses;

          (5) After giving effect to such acquisition, the representations and warranties set forth in ARTICLE III hereof shall be true and correct in all material respects on and as of the date of such acquisition with the same effect as though made on and as of such date and including with respect to any Person that becomes a new Borrower pursuant to paragraph (2) above;

          (6) The purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis;

          (7) The Borrowers shall have submitted a revised Milestone Plan demonstrating (i) PRO FORMA compliance with the applicable Financial Covenants set forth in Article VII after giving effect to such Acquisition, and (ii) that if such acquisition is made after the Required Contribution has been obtained or after August 31, 2000, that the Milestone Plan remains fully funded and that if such acquisition is made before the Required Contribution has been obtained, that the acquisition does not result in the Milestone Plan becoming less fully funded than it was prior to giving effect to such acquisition;

          (8) The Borrowers shall have delivered an appraisal to the Agent and the Collateral Agent reasonably satisfactory to the Collateral Agent, which appraisal establishes that in the aggregate the purchase price of the assets being acquired in such acquisition (measured by appropriate market multiples) does not exceed the fair market value of such assets; and

          (9) The aggregate cash consideration paid by the Borrowers for all such acquisitions shall not exceed $60,000,000.

          SECTION 6.09. PERMITTED ACTIVITIES. Such Borrower shall not engage in any business or activity other than the operation of its Business in accordance with the Milestone Plan without the prior written consent of the Requisite Lenders.

          SECTION 6.10. DISPOSITION OF LICENSES, ETC. Such Borrower shall not sell, assign, transfer or otherwise dispose or attempt to dispose of in any way any Governmental Approval or any other licenses, permits or approvals, the assignment, transfer or disposal of which would result in a Material Adverse Effect, without the prior written consent of the Requisite Lenders.

          SECTION 6.11. TRANSACTIONS WITH AFFILIATES. Except for the Management Agreement, the Tax Sharing Agreement, or as set forth on SCHEDULE 6.11, such Borrower shall not directly or indirectly, enter into any transaction, including, without limitation, leases or other agreements for the purchase or use of any goods or services, with any Affiliate, except in the ordinary course of and pursuant to reasonable requirements of such Borrower's business upon fair and reasonable terms no less favorable to such Borrower than it would obtain in a comparable arm's length transaction with an unaffiliated Person.

          SECTION 6.12. ERISA. Such Borrower shall not:

          (A) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the United States Department of Labor;

          (B) permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC), whether or not waived;

          (C) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

          (D) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan which would result in any material liability of such Borrower under Title IV of ERISA;

          (E) fail to make any contribution or payment to any Multiemployer
Plan which such Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

          (F) amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability for the plan year such that such Borrower is required to provide security to such Plan under Section 401(a)(29) of the IRC; or

          (G) fail, or permit any ERISA Affiliate to fail, to pay any required installment under Section 412 of the IRC on or before the due date for such installment or other payment.

          SECTION 6.13. INDEBTEDNESS. Such Borrower shall not create or suffer to exist any Debt or any other obligations for the deferred purchase price of property or services except:

          (i) the Obligations;

          (ii) the obligations arising under any Loan Document;

          (iii) obligations under leases contemplated in the Milestone Plan and the Schedules to this Agreement;

          (iv) obligations under Capitalized Leases, financing leases or loan agreements or similar debt documents with respect to the financing and contemplated purchase of office equipment, vehicles and non-essential telecommunications equipment, not to exceed an aggregate amount for the Borrowers of $5,000,000 at any time ("PURCHASE DEBT");

          (v) additional unsecured Debt subordinate to the payment of the Obligations on terms and conditions approved by the Agents but in no event to exceed an aggregate amount for the Borrowers of $1,000,000 in principal amount outstanding at any time;

          (vi) performance bonds and bid bonds executed solely in connection with the construction of Systems in the ordinary course of business;

          (vii) Qualified Intercompany Loans;

          (viii)Debt to the Agent consisting of reimbursement obligations for letters of credit in an aggregate outstanding amount not to exceed $250,000 at any one time for the account of the Borrower and not issued pursuant to
     SECTION 2.10 (the "EXCLUDED LETTERS OF CREDIT"); and

          (ix) Debt consisting of indebtedness, obligations or other liabilities in respect of any Interest Rate Agreement with the Agent, the Collateral Agent, any Lender or any other party acceptable to, and pursuant to documentation in form and substance acceptable to, the Agent.

          SECTION 6.14. PREPAYMENT AND DEBT DOCUMENTS. (a) Such Borrower shall not voluntarily prepay any Debt, except the Obligations in accordance with the terms hereof.

          (b) Such Borrower shall not amend any agreement relating to Debt other than the Obligations in any manner which would increase the amount of principal, interest or fees on such debt, or accelerate any payments of such Debt.

          SECTION 6.15. SALE AND LEASEBACK TRANSACTIONS. Such Borrower shall not, directly or indirectly, enter into any arrangement with any Person providing for such Borrower to lease or rent property that any Borrower or KMC Holdings has sold or will sell or otherwise transfer to such Person.

          SECTION 6.16. MARGIN REGULATION. Such Borrower shall not use or permit any other Person to use any portion of the proceeds of any credit extended under this Agreement in any manner which might cause the extension of credit made by any Lender or the application of such proceeds to violate the Securities Act of 1933 or Securities Exchange Act of 1934 (each as amended from time to time, and any successor statute) or to violate Regulation T, Regulation U, or Regulation X, or any other regulation of the Federal Reserve Board, in each case as in effect on the date or dates of such extension of credit and such use of proceeds.

          SECTION 6.17. MANAGEMENT AND TAX SHARING AGREEMENTS. Such Borrower shall not amend the Management Agreement or the Tax Sharing Agreement in any manner that would have a material adverse effect on the Lenders, the Borrowers or the transactions contemplated hereby.

                                  ARTICLE VII
                             FINANCIAL COVENANTS

          Each Borrower covenants and agrees with the Agent and the Lenders that as long as this Agreement shall remain in effect, any Commitment hereunder shall be outstanding or the Obligations hereunder or under any of the Loan Documents shall be unpaid, unless the Requisite Lenders shall have otherwise given prior written consent:

          SECTION 7.01. FINANCIAL COVENANTS PRIOR TO ACHIEVING POSITIVE EBITDA. Until the earlier to occur of (i) March 31, 2002 and (ii) the date on which the Borrowers shall have achieved positive EBITDA for all the Borrowers on a combined basis for two consecutive fiscal quarters and a Total Leverage Ratio equal to or less than 9:1 as determined by reference to the financial statements submitted pursuant to SECTION 5.06:

          (a) TOTAL DEBT TO CONTRIBUTED CAPITAL. The Borrowers shall not at any time permit the ratio of the Total Debt to Contributed Capital to exceed 1.00 to 1.00.

          (b) MINIMUM REVENUES. As of the last day of each fiscal quarter, the Borrowers shall on a combined basis have revenues at least equal to 85% of the amount projected for such date in the Milestone Plan, which amount is set forth in ITEM 1 on ANNEX B attached hereto.

          (c) EBITDA.

          (i) As of the last day of each fiscal quarter occurring on or after the Closing Date and on or prior to June 30, 2001, the Borrowers shall not permit the EBITDA losses for all the Borrowers on a combined basis for the two fiscal quarters then ending to exceed the greater of (A) 115% of such losses projected for each such date in the Milestone Plan, which amount is set forth in ITEM 2 on ANNEX B attached hereto and (B)an amount equal to $7,500,000 more than the aggregate amount of EBITDA losses projected for each such date in the Milestone Plan, which latter amount is set forth in
     ITEM 2 on ANNEX B attached hereto.

          (ii) As of the last day of each fiscal quarter thereafter, the Borrowers shall not permit EBITDA for all the Borrowers on a combined basis for the two fiscal quarters then ending to be less than the greater of (A) 85% of the amount of EBITDA projected for each such date in the Milestone Plan, which amount is set forth in ITEM 3 on ANNEX B attached hereto and
     (B) an amount equal to $7,500,000 less than the aggregate amount of EBITDA projected for each such date in the Milestone Plan, which latter amount is set forth as ITEM 3 on ANNEX B attached hereto.

          (d) CAPITAL EXPENDITURES. As of the last day of each fiscal quarter, the Borrowers shall not permit capital expenditures on a combined, cumulative basis beginning on the Closing Date to exceed the amount projected for each such date in the Milestone Plan by more than $25,000,000, which amount is set forth in ITEM 4 on ANNEX B attached hereto, unless any such excess is funded with cash capital contributions or Qualified Intercompany Loans from KMC Holdings that are not part of the Required Contribution.

          (e) MINIMUM ACCESS LINES. As of the last day of each fiscal quarter beginning March 31, 2000, the Borrowers shall have in place at least seventy-five percent (75%) of the Access Lines projected for each such date in the Milestone Plan, which amounts are set forth in ITEM 5 on Annex B attached hereto.

          SECTION 7.02. FINANCIAL COVENANTS AFTER ACHIEVING POSITIVE EBITDA. On and after the earlier of (i) March 31, 2002, and (ii) the date on which the Borrowers have achieved positive EBITDA on a combined basis for two consecutive fiscal quarters and a Total Leverage Ratio equal to or less than 9:1 as determined by reference to the financial statements submitted pursuant to
SECTION 5.06:

          (a) MAXIMUM TOTAL LEVERAGE RATIO. As of the last day of each fiscal quarter, the Borrowers shall not permit the Total Leverage Ratio to be greater than the following:

                                    MAXIMUM TOTAL
FISCAL QUARTER ENDING               LEVERAGE RATIO
On or prior to December 31, 2001    9.00 to 1.00
March 31, 2002                      8.00 to 1.00
June 30, 2002                       6.00 to 1.00
September 30, 2002                  4.00 to 1.00
December 31, 2002                   4.00 to 1.00


                                       78

March 31, 2003                      3.00 to 1.00
June 30, 2003                       3.00 to 1.00
September 30, 2003                  3.00 to 1.00
December 31, 2003                   3.00 to 1.00
Last Day of each                    2.00 to 1.00
  Fiscal Quarter Thereafter

          (b) MINIMUM DEBT SERVICE COVERAGE RATIO. As of the last day of each fiscal quarter, the Borrowers shall not permit the ratio of (1) EBITDA for the Borrowers on a combined basis for the most recently ended six month period, to
(2) Interest Expense for the most recently ended six month period plus Principal Payments required during the most recently ended six month period to be less than the following:

                                        MINIMUM DEBT SERVICE
FISCAL QUARTER ENDING                   COVERAGE RATIO
On or prior to December 31, 2001          1.15 to 1.00

March 31, 2002 - December 31, 2003        1.50 to 1.00
Last Day of each Fiscal                   2.00 to 1.00
  Quarter Thereafter

          (c) MINIMUM FIXED CHARGE COVERAGE RATIO. As of the last day of any fiscal quarter, the Borrowers shall not permit the ratio of (1) the product of two times the EBITDA for the Borrowers on a combined basis for the most recently ended six month period to (2) Fixed Charges for the Borrowers (such ratio being referred to as the "FIXED CHARGE COVERAGE RATIO") to be less than the following:

                                    MINIMUM FIXED CHARGE
FISCAL QUARTER ENDING               COVERAGE RATIO
January 1, 2002 - December 31, 2002          0.50 to 1.00
March 31, 2003 - June 30, 2004               0.75 to 1.00
September 30, 2004 - December 31, 2004       1.00 to 1.00
Last Day of each Fiscal                      1.10 to 1.00
  Quarter Thereafter

          (d) MAXIMUM CONSOLIDATED LEVERAGE RATIO. As of the last day of any fiscal quarter, the Borrowers shall not permit the ratio of (1) Consolidated Debt to (2) the product of two times the sum of EBITDA for KMC Holdings and its Subsidiaries (excluding its Excluded Subsidiaries) on a consolidated basis for the most recently ended six month period to be greater than the following:

                                    MAXIMUM TOTAL
FISCAL QUARTER ENDING               LEVERAGE RATIO
On or Prior to March 31, 2002       20.00 to 1.00
June 30, 2002                       15.00 to 1.00
September 30, 2002                  10.00 to 1.00
December 31, 2002                   10.00 to 1.00
March 31, 2003                      8.00 to 1.00
June 30, 2003                       8.00 to 1.00
September 30, 2003                  8.00 to 1.00
December 31, 2003                   8.00 to 1.00
Last Day of Each Fiscal             6.00 to 1.00
  Quarter Thereafter

                                  ARTICLE VIII
                             COLLATERAL SECURITY

          SECTION 8.01. COLLATERAL SECURITY. (a) To secure payment and performance of all of the Obligations, each of KMC III, Leasing III, Telecom.com and Services hereby grants, and each of the other Borrowers hereby reaffirms, grants and hereby regrants, to the Collateral Agent for the benefit of the Collateral Agent, the Agent and the Lenders, to the extent permitted by law, a right of setoff against and a continuing security interest in and to all of such Borrower's tangible and intangible personal property, fixtures and real property leasehold and easement interests, whether now owned or existing, or hereafter acquired or arising, wheresoever located, including, without limitation, all of the following property, or interests in property: (a) all machinery, equipment, Telecommunications Equipment and fixtures, including without limitation, fiber optic and other cables, transmission and switching equipment, transmission facilities, connection equipment, conduit, carrier pipes, junctions, regenerators, power sources, alarm systems, electronics, structures and shelters and cable laying equipment; (b) all Accounts, accounts receivable, other receivables, contract rights, leases, chattel paper, investment property, and general intangibles of such Borrower (including, without limitation, goodwill, going concern value, patents, trademarks, trade names, service marks, blueprints, designs, product lines and research and development), including, without limitation, all of such Borrower's rights under all present and future Governmental Approvals, permits, licenses and franchises heretofore or hereafter granted to such Borrower for the operation and ownership of its Systems (excluding licenses and permits issued by the FCC, any PUC or any other Governmental Authority to the extent, and only to the extent, it is unlawful to grant a security interest in such licenses and permits, but including, to the maximum extent permitted by law, all rights incident or appurtenant to such licenses and permits, including, without limitation, the right to receive all proceeds derived from or in connection with the sale, assignment or transfer of such licenses and permits), whether now owned or hereafter acquired by such Borrower, or in which such Borrower may now have or hereafter acquire an interest; (c) all instruments, letters of credit, documents of title, policies and certificates of insurance, securities, bank deposits, deposit accounts (including such Borrower's Collection Accounts), checking accounts and cash now or hereafter owned by such Borrower, or in which such Borrower may now have or hereafter acquire an interest; (d) all inventory, including all merchandise, raw materials, work in process, finished goods and supplies, now or hereafter owned by such Borrower or in which such Borrower may now have or hereafter acquire an interest; (e) all of such Borrower's leasehold interest in any real property, all of such Borrower's licenses, easements and rights of way with respect to real property; (f) all accessions, additions or improvements to, substitutions


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for and all proceeds and products of, all of the foregoing,  including  proceeds of insurance; and (g) all books, records, documents, computer tapes and discs relating to all of the foregoing.

          SECTION 8.02. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN. Such Borrower shall execute and deliver to the Collateral Agent for the benefit of the Collateral Agent, the Agent and the Lenders, prior to the Closing Date, and at any time or times thereafter at the request of the Collateral Agent, all financing statements or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Collateral Agent), as the Collateral Agent may request, in a form satisfactory to the Collateral Agent, to perfect and keep perfected the security interest in the Collateral granted by such Borrower to the Collateral Agent or to otherwise protect and preserve the Collateral and the Collateral Agent's security interest therein or to enforce the Collateral Agent's security interest in the Collateral. Should such Borrower fail to do so, the Collateral Agent is authorized to sign any such financing statements as such Borrower's agent. Such Borrower further agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

          SECTION 8.03. APPOINTMENT OF THE COLLATERAL AGENT AS THE BORROWERS' ATTORNEY-IN-FACT. Such Borrower hereby irrevocably designates, makes, constitutes and appoints the Collateral Agent (and all persons designated by the Collateral Agent) as such Borrower's true and lawful attorney-in-fact, and authorizes the Collateral Agent, in such Borrower's or the Collateral Agent's name, to, following the occurrence and during the continuance of an Event of
Default: (i) demand payment of such Borrower's Accounts; (ii) enforce payment of such Borrower's Accounts by legal proceedings or otherwise; (iii) exercise all of such Borrower's rights and remedies with respect to proceedings brought to collect an Account; (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Collateral Agent deems advisable; (v) settle, adjust, compromise, extend or renew an Account; (vi) discharge and release any Account; (vii) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor of such Borrower; (viii) notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by the Collateral Agent, and open and deal with all mail addressed to such Borrower;
(ix) do all acts and things which are necessary, in the Collateral Agent's sole discretion, to fulfill such Borrower's obligations under this Agreement; (x) take control in any manner of any item of payment or proceeds thereof; (xi) have access to any lockbox or postal box into which such Borrower's mail is deposited; (xii) endorse such Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Collateral Agent's account on account of the Obligations; (xiii) endorse such Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto; and (xiv) sign such Borrower's name on any verification of Accounts and notices thereof to account debtors.

          SECTION 8.04. COLLECTION OF ACCOUNTS AND RESTRICTED ACCOUNT Arrangements. Such Borrower hereby represents and warrants that each depository account ("COLLECTION ACCOUNT") now maintained by such Borrower at any bank ("COLLECTION AGENT") for the collection of checks and cash constituting proceeds


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of  Accounts  and  sales  of  other  personal  property  which  are  part of the
Collateral is identified on SCHEDULE 8.04 attached hereto and made a part hereof. With respect to each Collection Account, such Borrower shall, no later than the Closing Date, deliver (to the extent not previously delivered pursuant to the Existing Agreement) to the Collateral Agent, a "RESTRICTED ACCOUNT AGREEMENT" substantially in the form of EXHIBIT N attached hereto and made a part hereof, duly executed and delivered by such Borrower and the applicable Collection Agent, authorizing and directing such Collection Agent, upon receipt of written notice from the Collateral Agent that an Event of Default has occurred and is continuing, to deposit all checks and cash received into a restricted account (a "RESTRICTED ACCOUNT") and remit all amounts deposited in such Restricted Account to the Collateral Agent's account specified in such Restricted Account Agreement until such time as the Collection Agent receives written notice from the Collateral Agent rescinding such instruction. Such Borrower shall, following the occurrence and during the continuance of an Event of Default and any subsequent request by the Collateral Agent therefor, take such further action as the Collateral Agent may reasonably deem desirable to effect the transfer of exclusive ownership and control of the Restricted Accounts and all Collection Accounts to the Collateral Agent. Until all of the Obligations have been indefeasibly paid in full, such Borrower agrees not to enter into any agreement or execute and deliver any direction which would modify, impair or adversely affect the rights and benefits of the Collateral Agent under any Restricted Account Agreement. Such Borrower shall not open, establish or maintain any Collection Account (other than those identified on SCHEDULE 8.04 hereto) without first having delivered to the Collateral Agent a duly executed and delivered Restricted Account Agreement with respect to such Collection Account. Such Borrower shall notify the Collateral Agent in writing not less than five (5) days prior to the date it shall open or establish any Collection Account other than an account described on SCHEDULE 8.04 hereto.

          SECTION 8.05. CURE RIGHTS. Such Borrower expressly authorizes the Collateral Agent, and the Collateral Agent may, but shall not be required to, at any time and from time to time, to take any and all action that it reasonably determines to be necessary or desirable to cure any default or violation
(including a payment default) of such Borrower in connection with any real estate lease, license agreement, Governmental Approval or any other material lease, agreement or contract entered into with respect to the Systems.

                                   ARTICLE IX
                         EVENTS OF DEFAULT; REMEDIES

          SECTION 9.01. EVENTS OF DEFAULT. The following events shall each constitute an "EVENT OF DEFAULT":

          (a) Any Borrower shall fail to pay the principal of or interest on its Notes or any other amounts payable hereunder or under any of the other Loan Documents when due, whether as scheduled, at a date fixed for prepayment, by acceleration or otherwise, and five (5) Business Days shall have elapsed; or

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          (b) Any Borrower shall fail to observe or perform any other  covenant, condition or agreement to be observed or performed by such Borrower in any of the Loan Documents, and such Borrower fails to cure such breach within ten (10) Business Days after written notice thereof unless the breach relates to a covenant contained in SECTIONS 5.04, or ARTICLE VI (other than SECTION 6.05 or
SECTION 6.07) or VII, in which case no notice or grace period shall apply, or unless the breach relates to SECTION 5.06, in which case an Event of Default shall occur on the thirtieth day following the breach without any notice requirement, unless the breach shall have been cured before such date; or

          (c) Any representation or warranty made by any Borrower or KMC Holdings in connection with this Agreement or any other Loan Document, or the Loans or any statement or representation made in any report, certificate, financial statement or other instrument furnished by or on behalf of such Borrower or KMC Holdings pursuant to this Agreement or any other Loan Document, shall prove to have been false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms hereof or thereof; or

          (d) Any Borrower or KMC Holdings shall fail to make any payment due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) on any other obligation for borrowed money in excess of $250,000 with respect to any Borrower or in excess of $1,000,000 with respect to KMC Holdings, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default or event under any agreement or instrument relating to any indebtedness for borrowed money in excess of $250,000 with respect to any Borrower or in excess of $1,000,000 with respect to KMC Holdings, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness in excess of $250,000 with respect to any Borrower or in excess of $1,000,000 with respect to KMC Holdings; or any such indebtedness in excess of $250,000 with respect to any Borrower or in excess of $1,000,000 with respect to KMC Holdings shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (e) Any Borrower or KMC Holdings shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Borrower or KMC Holdings or for a substantial part of its property,
(ii) make a general assignment for the benefit of creditors, (iii) become unable, or admit in writing its inability, to pay its debts as they become due,
(iv) voluntarily or involuntarily dissolve, liquidate or wind up its affairs, or
(v) take action for the purpose of effecting any of the foregoing; or

          (f) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law is filed by or against any Borrower or KMC Holdings, or any Borrower or KMC Holdings takes any action to authorize any of the foregoing matters, and in the case of any such proceeding instituted against any Borrower or KMC Holdings (but not instituted by any Borrower or KMC Holdings), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee or other similar official for any Borrower or KMC


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Holdings  or any  substantial  part of its  property)  shall be granted or shall occur; or

          (g) a Termination Event occurs which the Requisite Lenders in good faith believe would subject any Borrower to a material liability; or

          (h) the plan administrator of any Plan applies under Section 412(d) of the IRC for a waiver of the minimum funding standards of Section 412(a) of the IRC and the Requisite Lenders in good faith believe that the approval of such waiver could subject any Borrower or any ERISA Affiliate to material liability; or

          (i) any of the Governmental Approvals or any other license, Governmental Approval or other governmental consent or approval necessary for the continuing operation of any Borrower or any System or any other material Governmental Approval or approval of or material filing with the FCC, any PUC or any other Governmental Authority with respect to the conduct by any Borrower of its business and operations, including its Business, shall not be obtained or shall cease to be in full force and effect, which in respect of any of the Governmental Approvals shall, in the case of an order of the FCC, any PUC or other Governmental Authority having jurisdiction with respect thereto, revoking, or deciding not to renew, any such Governmental Approval, occur upon the issuance of such order, and, in the case of any other order revoking or terminating any of the Governmental Approvals or deciding not to renew such Governmental Approvals prior to the termination thereof, occur when such order becomes final, and in each case, such event is also reasonably likely to result in a Material Adverse Effect; or

          (j) the FCC, any PUC or any other Governmental Authority, by final order, determines that the existence or performance of this Agreement or any other Loan Document will result in a revocation, suspension or material adverse modification of any of the Governmental Approvals for any System, and such determination is reasonably likely to result in a Material Adverse Effect; or

          (k) for any reason any Loan Document shall not be in full force and effect or shall not be enforceable in accordance with its terms, or any security interest or lien granted pursuant thereto with respect to Collateral having an aggregate value of $500,000 or greater shall fail to be perfected or to have its intended priority, or any Borrower or any Affiliate thereof shall contest the validity of any Lien granted under, or shall disaffirm its obligations under any Loan Document; or

          (l) any Borrower shall default under any Lucent Purchase Agreement or Additional Purchase Agreement, which default shall not have been cured or waived within the applicable grace period thereunder unless such Borrower is contesting such default in good faith by appropriate protest or proceedings and shall have set aside adequate reserves in accordance with GAAP; or

          (m) for any reason, any Borrower ceases to operate any System or ceases to own any of its Governmental Approvals necessary for the continuing operation of any System, and such cessation is reasonably likely to result in a Material Adverse Effect; or

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          (n) a  judgment  or  judgments  for the  payment of money in excess of
$250,000 individually or $500,000 in the aggregate at any one time shall have been rendered against any Borrower and the same shall have remained unsatisfied and in effect for any period of sixty (60) days during which no stay of execution shall have been obtained; or

          (o) any Borrower is enjoined, restrained or in any way prevented by the order of any court or administrative or regulatory agency from conducting its business in any material respect with respect to any one or more of its Systems and such event is reasonably likely to result in a Material Adverse Effect; or

          (p) any Borrower becomes subject to any liabilities, costs, expenses, damages, fines or penalties which could reasonably be expected to have a Material Adverse Effect arising out of or related to (i) any Remedial Action in response to a Release or threatened Release at any location of any Contaminant into the indoor or outdoor environment or (ii) any material violation of any Environmental Law; or

          (q) a Change of Control shall occur; or

          (r) KMC Holdings shall fail to observe or perform any covenant, condition or agreement to be observed or performed by KMC Holdings in the KMC Holdings Guaranty or in the Pledge Agreement executed and delivered by it in favor of the Collateral Agent; or

          (s) any Borrower shall fail to observe or perform any covenant, condition or agreement to be observed or performed by such Borrower in any material agreement (other than a Loan Document or an agreement referred to in SECTION 9.01(d)), such Borrower fails to cure such breach within ten (10) Business Days after written notice thereof, and such failure is reasonably likely to result in a Material Adverse Effect, unless such Borrower is contesting such covenant, condition or agreement by appropriate protest or proceedings and shall have set aside adequate reserves in accordance with GAAP.

          SECTION 9.02. TERMINATION OF COMMITMENT; ACCELERATION. Upon the occurrence and at any time during the continuance of any Event of Default, the Agent shall upon direction from the Requisite Lenders:

          (a) by notice to the Borrowers, terminate Lenders' Commitment to make Loans hereunder; or

          (b) by notice to the Borrowers, declare the Obligations to be immediately due and payable, whereupon all the Obligations shall be immediately due and payable without further notice of any kind, PROVIDED, HOWEVER, that if an Event of Default described in SECTION 9.01(f) shall exist or occur, all of the Obligations shall automatically, without declaration or notice of any kind, be immediately due and payable and the Commitment shall be automatically terminated.

          SECTION 9.03. WAIVERS. Demand, presentment, protest and notices of nonpayment, protest, dishonor and acceptance are hereby waived by each Borrower. Each Borrower also waives the benefit of all valuation, appraisal and exemption


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laws and the posting of any bond required of the Collateral  Agent, the Agent or any Lender in connection with any judicial process to realize on the Collateral, to enforce any judgment or other court order entered in favor of the Collateral Agent, the Agent or any Lender or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other Loan Documents. Each Borrower waives the right, if any, to the benefit of,
or  to  direct  the  application  of,  any  Collateral.   Each  Borrower  hereby
acknowledges that none of the Collateral Agent, the Agent or any Lender has any obligation to resort to any Collateral or make claim against any other Person before seeking payment or performance from any Borrower.

          SECTION 9.04. RIGHTS AND REMEDIES GENERALLY. If an Event of Default occurs and is continuing, the Agent and the Collateral Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Loan Documents, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by the Collateral Agent or the Agent after the occurrence of an Event of Default may be for cash, credit or any combination thereof, and the Collateral Agent or the Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Obligations then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Agent or the Collateral Agent, may, in its sole discretion, cause the Collateral to remain on the premises of any Borrower, at the expense of the Borrowers, pending sale or other disposition of the Collateral. The Agent or the Collateral Agent shall have the right to conduct such sales on the premises of any Borrower, at the expense of the Borrowers, or elsewhere, on such occasion or occasions as it may see fit.

          SECTION 9.05. ENTRY UPON PREMISES AND ACCESS TO INFORMATION. If an Event of Default occurs and is continuing, the Agent and the Collateral Agent shall have the right to enter upon the premises of any Borrower where any Collateral is located (or is believed to be located) without any obligation to pay rent to such Borrower, or any other place or places where the Collateral is believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom to the premises of the Agent or the Collateral Agent or any agent of the Agent or the Collateral Agent, for such time as the Agent or the Collateral Agent may desire, in order effectively to collect or liquidate the Collateral, and/or the Agent or the Collateral Agent may require any Borrower to assemble the Collateral and make it available to the Agent or the Collateral Agent at a place or places to be designated by the Agent or the Collateral Agent. If an Event of Default occurs and is continuing, the Agent or the Collateral Agent shall have the right to obtain access to any Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Agent or the Collateral Agent deems appropriate.

          SECTION 9.06. SALE OR OTHER DISPOSITION OF COLLATERAL BY THE AGENT. Any notice required to be given by the Agent or the Collateral Agent of a sale, lease or other disposition or other intended action by the Agent or the Collateral Agent with respect to any of the Collateral which is deposited in the United States mails, registered or certified, postage prepaid and duly addressed to the Borrowers at the address specified in SECTION 11.01 below, at least ten


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days prior to such proposed action shall  constitute fair and reasonable  notice to the Borrowers of any such action. The net proceeds realized by the Agent or the Collateral Agent upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by the Agent or the Collateral Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Obligations. The Agent or the Collateral Agent, as applicable, shall account to the Borrowers for any surplus realized upon such sale or other disposition, and the Borrowers shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Collateral Agent's security interest in the Collateral. The Borrowers agree that the Collateral Agent has no obligation to preserve rights to the Collateral against any other parties. The Agent and the Collateral Agent are hereby granted a license or other right to use, without charge, the Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, and the Borrowers' rights under all licenses and all franchise agreements shall inure to the Agent's and the Collateral Agent's benefit until the Obligations are paid in full.

          SECTION 9.07. GOVERNMENTAL APPROVALS. In connection with the enforcement by the Agent or the Collateral Agent of any remedies available to it as a result of any Event of Default, each Borrower agrees that it shall join and cooperate fully with, at the request of the Agent or the Collateral Agent, any receiver referred to below and/or the successful bidder or bidders at any foreclosure sale in a filing of an application (and furnishing any additional information that may be required in connection with such application or which the Agent or the Collateral Agent may believe relevant to such application) with the FCC, any PUC and all other applicable Governmental Authorities, requesting their prior approval of (i) the operation or abandonment of all or the portion of any System and/or (ii) the transfer of control of such Borrower or assignment of all licenses, certificates, Governmental Approvals, approvals and permits, issued to such Borrower by the FCC, any PUC or any such Governmental Authorities with respect to any System and the operation thereof, to the Agent or the Collateral Agent, the receiver or to the successful bidder or bidders. In connection with the foregoing, each Borrower shall take such further actions, and execute all such instruments, as the Agent or the Collateral Agent reasonably deems necessary or desirable. Each Borrower agrees that the Agent or the Collateral Agent may enforce any obligation of such Borrower as set forth in this section by an action for specific performance. In addition, each Borrower hereby irrevocably constitutes and appoints the Agent and the Collateral Agent and any agent or officer thereof (which appointment is coupled with an interest) as its true and lawful attorney-in-fact with full irrevocable power and authority and in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in its discretion after the occurrence and during the continuance of an Event of Default and in connection with the foregoing, for the purpose of executing on behalf and in the name of such Borrower any and all of the above-referenced instruments and to take any and all appropriate action in furtherance of the foregoing. THE EXERCISE OF ANY RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT BY ANY LENDER, THE AGENT OR THE COLLATERAL AGENT THAT MAY REQUIRE FCC, ANY PUC OR ANY OTHER


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GOVERNMENTAL  AUTHORITY  APPROVAL  SHALL BE SUBJECT TO OBTAINING  SUCH APPROVAL.
PENDING THE RECEIPT OF ANY FCC, ANY PUC OR ANY OTHER GOVERNMENTAL AUTHORITY APPROVAL, NO BORROWER SHALL DO ANYTHING TO DELAY, HINDER, INTERFERE OR OBSTRUCT THE EXERCISE OF THE AGENT'S OR THE COLLATERAL AGENT'S RIGHTS OR REMEDIES HEREUNDER IN OBTAINING SUCH APPROVALS.

          SECTION 9.08. APPOINTMENT OF RECEIVER OR TRUSTEE. In connection with the exercise of its remedies under this Agreement, the Agent or the Collateral Agent may, upon the occurrence of an Event of Default, obtain the appointment of a receiver or trustee to assume, upon receipt of all necessary judicial, FCC, any PUC or other Governmental Authority consents or approvals, control of or ownership of any of the Governmental Approvals. Such receiver or trustee shall have all rights and powers provided to it by law or by court order or provided to the Agent or the Collateral Agent under this Agreement. Upon the appointment of such trustee or receiver, the Borrowers agree to cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution and filing of an application to the FCC, any PUC or any other Governmental Authority or for consent to the transfer of control or assignment of any Borrower's Governmental Approvals to the receiver or trustee.

          SECTION 9.09. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of any Borrower (regardless of whether such balances are then due to such Borrower) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of any Borrower against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participation in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Each Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest. Each Borrower hereby agrees that the foregoing provisions are intended to be construed so as to satisfy the requirements of Section 553 of the Federal Bankruptcy Code or amendments thereto (including any requirement of mutuality of obligations therein).

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                                   ARTICLE X
                      THE AGENT AND THE COLLATERAL AGENT

          SECTION 10.01. APPOINTMENT OF AGENT. (a) First Union National Bank is hereby appointed to act as contractual representative on behalf of all Lenders under this Agreement and the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this
ARTICLE X. The provisions of this SECTION 10.01 are solely for the benefit of the Agent and the Lenders and no Borrower or any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Person. The Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. Notwithstanding the use of the defined term "Agent", it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the UCC and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives. Neither the Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

          (b) If the Agent shall request instructions from all Lenders, Requisite Lenders, Requisite Revolving Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from all Lenders, Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as the case may be, and the Agent shall not incur liability to any Person by reason of so refraining. The Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of the Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of the Agent, expose the Agent to liabilities beyond the limits of this Agreement or (c) if the Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of all Lenders, Requisite Lenders, Requisite Revolving Lenders or all affected Lenders, as applicable.



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

          SECTION 10.02. AGENT'S RELIANCE, ETC. Neither the Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Borrower or to inspect the Collateral (including the books and records); (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 10.03. FUNB AND AFFILIATES. With respect to its Commitments hereunder, FUNB shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include FUNB in its individual capacity. FUNB and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Borrower, any of its Affiliates and any Person who may do business with or own securities of any Borrower or any such Affiliate, all as if FUNB were not the Agent and without any duty to account therefor to Lenders. FUNB and its Affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to Lenders. FUNB may also purchase or hold Equity Interests or warrants in KMC Holdings or any Borrower and make subordinated loans to any Borrower. Each Lender acknowledges the potential conflict of interest between FUNB as a Lender holding disproportionate interests in the Loans, FUNB as a member or subordinated debt holder, of the Borrower and FUNB as Agent.

          SECTION 10.04. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial information given it by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Borrowers and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a


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result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

          SECTION 10.05. INDEMNIFICATION. Each of the Lenders agrees to indemnify the Agent (to the extent not reimbursed by the Borrowers and without limiting the obligations of Borrowers hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Agent in connection therewith; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that the Agent is not reimbursed for such expenses by the Borrowers.

          SECTION 10.06. SUCCESSOR AGENT. The Agent may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and the Borrowers. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by the Requisite Lenders hereunder shall be subject to the approval of Borrowers, such approval not to be unreasonably withheld or delayed; PROVIDED that such approval shall not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this SECTION 10.06 shall inure to its


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benefit as to any actions  taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          SECTION 10.07. PAYMENTS; NON-FUNDING LENDERS; INFORMATION; ACTIONS IN CONCERT.

          (a) LOANS; PAYMENTS. Whenever the Agent receives a payment of principal, interest, fee or premium (if any) or other payment, or whenever the Agent makes an application of funds, in connection with the Loans or the Notes (including, without limitation, any payment or application from any Collateral), the Agent will on the date such payment is received or applied, if on or prior to 11:00 a.m. (Eastern time) on such date, or otherwise on the next Business Day, pay over to each Lender as instructed by such Lender in writing, an amount equal to such Lender's Pro Rata Share of such payment provided that such Lender has funded all Loans required to be made by it and has purchased all participation required to be purchased by it under this Agreement and the other Loan Documents as of such date. To the extent that any Lender (a "NON-FUNDING LENDER") has failed to fund all such payments and Loans or failed to fund the purchase of all such participation, the Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from the Borrowers. All payments by Agent shall be made by wire transfer to such Lender's account (as specified by such Lender) not later than 2:00 p.m. (Eastern time) on the applicable Business Day.

          (b) RETURN OF PAYMENTS. (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Agent from the Borrowers and such related payment is not received by Agent, then the Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

          (ii) If the Agent determines at any time that any amount received by the Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that the Agent has distributed to such Lender, together with interest at such rate, if any, as the Agent is required to pay to any Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

          (c) NON-FUNDING LENDERS. The failure of any Non-Funding Lender to make any portion of its Loans or any payment required by it hereunder on the date specified therefor shall not relieve any other Lender (each such other Lender, an "OTHER LENDER") of its obligations to make any such Loan on such date, but neither any Other Lender nor the Agent nor the Collateral Agent shall be responsible for the failure of any Non-Funding Lender to make any Loan. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" or "Requisite Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

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

          (d) DISSEMINATION OF INFORMATION. The Agent will use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by the Agent from, or delivered by the Agent to, the Borrowers, with notice of any Event of Default of which the Agent has actually become aware and with notice of any action taken by the Agent following any Event of Default; PROVIDED, however, that the Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct. Lenders acknowledge that the Borrowers are required to provide financial statements and other documents to Lenders pursuant to this Agreement and agree that the Agent shall have no duty to provide the same to Lenders.

          (e) ACTIONS IN CONCERT. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of the Agent, the Collateral Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent and the Collateral Agent.

          SECTION 10.08. COLLATERAL MATTERS.

          (a) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its reasonable business judgment, to release any Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction of all Loans and all other Obligations and which the Collateral Agent has been notified in writing are then due and payable; (ii) constituting property being sold or disposed of if the applicable Borrower certifies to the Collateral Agent that the sale or disposition is made in compliance with SECTION
6.03 (and the Collateral Agent may rely conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to the applicable Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or which will expire imminently and which has not been, and is not intended by such Borrower to be, renewed or extended and with respect to which such Borrower has not exercised any purchase option. Except as provided above, the Collateral Agent will not release any of the Liens without the prior written authorization of the Requisite Lenders; PROVIDED that the Collateral Agent may not release the Liens on Collateral valued in the aggregate in excess of $500,000 without the prior written authorization of the Requisite Lenders and may not release all or substantially all of the Collateral without the consent of the Lenders. Upon request by the Collateral Agent or the Borrowers at any time, the Lenders will confirm in writing the Collateral Agent's authority to release any Liens upon particular types or items of Collateral pursuant to this SECTION 10.08(a).

          (b) Upon receipt by the Collateral Agent of any authorization required pursuant to SECTION 10.08(a) from the Requisite Lenders or Lenders, as applicable, of the Collateral Agent's authority to release any Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by the applicable Borrower, and provided that no Event of Default has occurred and is then continuing, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Collateral Agent shall not be required to


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execute any such document on terms which,  in the  Collateral  Agent's  opinion, would expose the Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the applicable Borrower in respect of) all interests retained by the applicable Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (c) The Collateral Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or, other than a duty to act without recklessness, willful misconduct or gross (but not mere) negligence, that the Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the pursuant to this SECTION
10.08 or pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its reasonable business judgment, given the Collateral Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Collateral Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

          SECTION 10.09. AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Collateral Agent) obtain possession of any such Collateral, such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver such Collateral to the Collateral Agent.

          SECTION 10.10. CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS AND THE COLLATERAL AGENT. (a) Each Lender authorizes and directs the Collateral Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Lenders. Each Lender agrees that any action taken by the Collateral Agent or Requisite Lenders in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Collateral Agent or the Requisite Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

          (b) The Collateral Agent with respect to the administration of the Collateral shall have the same rights, obligations and status as the Agent as are set forth in SECTION 10.01, 10.02, 10.03, 10.04, 10.05, and 10.06 above.

                                   ARTICLE XI
                                  MISCELLANEOUS



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          SECTION 11.01. NOTICES;  ACTION ON NOTICES, ETC. (a) Notices and other communications provided for herein shall be in writing and shall be delivered by a courier service of recognized standing (specifying one (1) day delivery), or by registered or certified mail, postage prepaid, return receipt requested (or, if by telecopy communications equipment of the sending party, delivered by such equipment) addressed, if to the Borrowers, at KMC Telecom Inc., 1545 Route 206, Suite 300, Bedminster, NJ 07921; Attention: President; (telecopy no. (908) 719-8775, confirmation no. (908) 470-2200) with a copy to Alan M. Epstein Esq., Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178; (telecopy no.
(212) 808-7897, confirmation no. (212) 808-7800), if to the Agent, at First Union National Bank, Communications/Media Finance-PA4829, 1339 Chestnut Street,
Philadelphia,  PA  19107,  Attention:   Elizabeth  Elmore  (telecopy  no.  (215)
786-7721, confirmation no. (215) 786-4321), and if to the Collateral Agent, at Newcourt Commercial Finance Corporation, c/o The CIT Group, Inc. - Structured Finance Group, Two Gatehall Drive, First Floor, Parsippany, NJ 07054, Attention:
Media and Communications, Vice President-Credit (telecopy no. (973) 355-7643, confirmation no. (973) 355-7630), with copies to Newcourt Commercial Finance Corporation, c/o The CIT Group, Inc. - Structured Finance Group, Two Gatehall Drive, First Floor, Parsippany, NJ 07054, Attention: Vice President - Credit (telecopy no. (973) 355-7641, confirmation no. (973) 355-7630) and Attention:
Vice President - Legal (telecopy no. (973) 355-7645, confirmation no. (973) 355-7609). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (a) five Business Days after mailing when sent by registered or certified mail, postage prepaid, return receipt requested, or (b) upon receipt, if by courier service or any telecopy communications equipment of the sender, in each case addressed to such party as provided in this Section or in accordance with the latest unrevoked direction from such party.

          (b) Each Borrower agrees that the Agent or the Collateral Agent may act upon any notice, consent, certificate, cable, telex or other instrument or writing believed by the Agent or the Collateral Agent to be genuine, that the Agent or the Collateral Agent may consult with legal counsel, selected by the Agent or the Collateral Agent and shall not be liable to any Borrower for any action taken or omitted to be taken in good faith by Lender in accordance with the advice of such counsel.

          SECTION 11.02. NO WAIVERS; AMENDMENTS. (a) No failure or delay of the Agent, the Collateral Agent or any Lender to exercise any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, preclude any other or further exercise thereof or the exercise of any other right. No waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Requisite Lenders (or, if applicable, all Lenders), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

          (b) Subject to the provisions of this SECTION 11.02(b), the Requisite Lenders (or the Agent with the consent in writing of the Requisite Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of


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

adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Event of Default or Default hereunder; PROVIDED, any Interest Rate Agreement which constitutes a Loan Document may be amended or modified solely with the consent of the parties thereto; PROVIDED, FURTHER, HOWEVER, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

          (i) Postpone or extend the Revolving Credit Commitment Termination Date, the maturity date for the Loans or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to such Lender except with respect to (A) any modifications of the provisions relating to prepayments of Loans and other Obligations and (B) a waiver of the application of the default rate of interest pursuant to SECTION 2.05(b) hereof.

          (ii) Reduce the principal amount of any Loans, or reduce the rate or extend the time of payment of interest or fees thereon.

          (iii) Reduce the percentage specified in the definition of Requisite Lenders or Requisite Revolving Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definition of "Pro Rata Share".

          (iv) Increase the amount of any Commitment of any Lender hereunder or increase or decrease any Lender's Pro Rata Share.

          (v) Permit any Borrower to assign its rights under this Agreement.

          (vi) Release all or substantially all of the Collateral.

          (vii) Amend this SECTION 11.02(b).

No amendment of any provision of this Agreement relating to the Agent or the Collateral Agent shall be effective without the written consent of the Agent or the Collateral Agent, as applicable.

          SECTION 11.03. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES. THE BORROWERS, THE AGENT, THE COLLATERAL AGENT AND THE LENDERS CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE CITY AND STATE OF NEW YORK AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BY SUCH COURT.

          SECTION 11.04. EXPENSES. The Borrowers will pay, and have joint and several liability for, all documented out-of-pocket third-party expenses
(including in each case all reasonable attorneys' and paralegals' fees and related expenses and costs), (i) incurred by the Agent, the Collateral Agent and the Documentation Agent in connection with the negotiation, preparation and execution of the Loan Documents (whether or not the transactions contemplated hereby shall be consummated), subject, however, to the limitations set in those certain letters dated September 25, 1998 between KMC Holdings and the Agent, and KMC Holdings and the Documentation Agent, with respect to the fees and expenses of counsel for the Agent and the Documentation Agent, (ii) incurred by the Agents, in connection with the administration of the Loan Documents, and the creation, perfection, priority and protection of the Liens in the Collateral, and (iii) incurred by any Agent or any Lender in connection with the enforcement of the rights of any Agent or any Lender in connection with this Agreement, any other Loan Documents or the Collateral, or any restructuring or workout of this Agreement or the other Loan Documents.

          SECTION 11.05. EQUITABLE RELIEF. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or any other Loan Document, any remedy at law may prove to be inadequate relief to the Agent, the Collateral Agent and the Lenders; therefore, such Borrower agrees that the Agent or the Collateral Agent, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          SECTION 11.06. INDEMNIFICATION; LIMITATION OF LIABILITY; LUCENT RELATIONSHIPS. (a) The Borrowers jointly and severally agree to protect, indemnify and hold harmless the Agent, the Collateral Agent each Lender and each of their respective officers, affiliates, directors, employees, attorneys, accountants, consultants, representatives and agents (collectively called the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including, without limitation, payment by the Agent, the Collateral Agent or any Lender of any obligations due or past due under any contract or agreement to which any Borrower is or becomes a party) of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities, environmental and commercial laws and regulations, under common law or at equitable cause or in contract or otherwise) in any manner relating to or arising out of this Agreement or any of the other Loan Documents, or any act, event or transaction related or attendant thereto, the agreements of the Agent, the Collateral Agent or the Lenders contained herein, the making of Loans, the management of such Loans or the Collateral (including any liability under Environmental Laws) or the use or intended use of the proceeds of such Loans hereunder (collectively, the "INDEMNIFIED MATTERS"); PROVIDED that the Borrowers shall not have any obligation to any Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee; PROVIDED, FURTHER that no Borrower shall have any obligation to any Indemnitee hereunder with respect to taxes that are imposed on the net income of any Indemnitee or any franchise or doing business taxes imposed on any Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable


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law, to the payment and satisfaction of all Indemnified  Matters incurred by the
Indemnitees.

          (b) To the extent permitted by applicable law, no claim may be made by the Borrowers or any other Person against the Agent, the Collateral Agent, any Lender or any of their respective affiliates, directors, officers, employees, agents, attorneys, accountants, representatives or consultants for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by any of the Loan Documents or any act, omission or event occurring in connection therewith; and the Borrowers hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          (c) The Borrowers agree not to, and hereby irrevocably waive any right to, (i) assert in any action or proceeding relating to any of the Loan Documents or the transactions contemplated thereby, any claim, counterclaim, cross claim or defense arising from any act or omission of Lucent other than in Lucent's capacity as a Lender under the Loan Documents, and (ii) assert any right of setoff in lieu of making payment under the Loan Documents arising from any act or omission of Lucent other than in Lucent's capacity as a Lender under the Loan Documents.

          SECTION 11.07. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All warranties and representations made by any Borrower in any Loan Document shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Obligations. The confidentiality obligations of each Borrower in SECTION 11.16, the indemnification obligations of each Borrower in SECTION 11.06, and to the extent the second sentence of
SECTION 11.13 is applicable, all covenants of each Borrower, survive the repayment of the Obligations.

          SECTION 11.08. SUCCESSORS AND ASSIGNS; ASSIGNMENTS; PARTICIPATIONS.

          (a) GENERAL. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Collateral Agent and the Lenders and their respective successors and assigns, except that (i) no Borrower shall have any right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with SUBSECTION (c) below. With respect to any Borrower, successors and assigns shall include, without limitation, any receiver, trustee or debtor-in-possession of or for such Borrower. Notwithstanding the foregoing, any Lender may at any time, without the consent of the Borrowers or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank or to an affiliate of such Lender or as collateral security for any loan or financing or in connection with any securitization or other similar transaction; PROVIDED, HOWEVER, that no such assignment shall release the transferor Lender from its obligations hereunder. The Agent shall be entitled to utilize its Register to determine the payee of any Note for all purposes hereof. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of


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

any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          (b) Participations.

          (i) Subject to the terms set forth in this Section 11.08(b), any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents on a pro rata or non-pro rata basis in an aggregate principal amount of at least $5,000,000. Notice of such participation to the Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements in connection therewith relating to such Participant, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Section 2.13 hereof, the Participants shall be entitled to the same rights as if they were Lenders, provided that no Participant shall be entitled to receive any greater amount pursuant to
     Section 2.13 than such Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no transfer occurred.

          (ii) Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable pursuant to the terms of this Agreement with respect to any such Loan or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, or releases all or substantially all of the Collateral, if any, securing any such Loan.

          (iii) The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in SECTION 9.09 hereof in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, PROVIDED that each Lender shall retain the right of setoff provided in SECTION 9.09 hereof with respect to the amount of participating interests sold to each Participant except to the extent such Participant exercises its right of setoff. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in SECTION 9.09


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

     hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with SECTION 9.09 as if each Participant were a Lender.

          (c) Assignments.

          (i) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement (including, without limitation, its Commitment and the Loans owing to it hereunder) in accordance with the provisions of this SECTION 11.08(c). Each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations under this Agreement. Such assignment shall be evidenced by an Assignment Agreement substantially in the form of EXHIBIT O attached hereto and shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or, for Loans and Commitments in an aggregate principal amount equal to the lesser of $5,000,000 (which minimum amount may be waived by the Requisite Lenders after the occurrence of a Default) and such Lender's Commitment Amount.

          (ii) Upon (i) delivery to the Agent of a notice of assignment (a "NOTICE OF ASSIGNMENT"), together with any consent required hereunder, and
     (ii) payment of a $3,500 processing fee to the Agent for processing such assignment if such assignment is to a Person which is not an affiliate of the assigning Lender, such assignment shall become effective on the effective date specified in such Notice of Assignment. The assigning Lender shall be obligated to reimburse the Agent for all other costs and expenses associated with the preparation and execution of such assignment (including reasonable attorneys' fees arising out of such preparation and execution of such assignment). The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrowers, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this SECTION 11.08(C)(ii), the transferor Lender, the Agent and the Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment and their Loans, as adjusted pursuant to such assignment.

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

          (iii) The Agent shall  maintain at its address  referred to in SECTION
     11.01 a copy of each assignment delivered to and accepted by it pursuant to this SECTION 11.08 and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this SECTION 11.08. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          SECTION 11.09. SEVERABILITY. In case any one or more of the provisions contained in this Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

          SECTION 11.10. COVER PAGE, TABLE OF CONTENTS AND SECTION HEADINGS. The cover page, Table of Contents and section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          SECTION  11.11.   COUNTERPARTS.   This  Agreement  may  be  signed  in
counterparts with the same effect as if the signatures thereof and hereto were upon the same instrument.

          SECTION 11.12. APPLICATION OF PAYMENTS. Notwithstanding any contrary provision contained in this Agreement or in any of the other Loan Documents, upon the occurrence and during the continuance of any Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Agent or any Lender from such Borrower or with respect to any of the Collateral, and such Borrower does hereby irrevocably agree that the Agent or any Lender shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Obligations in such manner as the Agent or any Lender may deem advisable, notwithstanding any entry by the Agent or any Lender upon any of its books and records, subject, however, to the provisions of SECTION 2.08(c).

          SECTION 11.13. MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor the Collateral Agent shall be under any obligation to marshall any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to any Agent or any Lender or the Agent, the Collateral Agent or any Lender enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect


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as if such  payment  had not been made or such  enforcement  or  setoff  had not occurred.

          SECTION 11.14. SERVICE OF PROCESS. EACH BORROWER WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND, CONSENTS THAT ALL SERVICE OF PROCESS SHALL BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH BORROWER AT THE ADDRESS INDICATED IN SECTION 11.01 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SAME SHALL HAVE BEEN POSTED AS AFORESAID.

          SECTION 11.15. WAIVER OF JURY TRIAL, ETC. EACH OF THE BORROWERS, THE AGENT, THE COLLATERAL AGENT AND THE LENDERS WAIVES ANY RIGHT TO HAVE A JURY
PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT, THE COLLATERAL AGENT OR ANY LENDER AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. EACH OF THE BORROWERS, THE AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          SECTION 11.16. CONFIDENTIALITY. No Borrower shall at any time before or after payment in full and satisfaction of all of the Obligations, reveal, divulge or make known, or knowingly permit to be so revealed, divulged or made known, to any Person (including Persons within its own organization who do not have a definite need to know for the purpose of performance of this Agreement), the terms or conditions of the Fee Letters; PROVIDED that the foregoing shall not apply to information required to be disclosed by order of a court of competent jurisdiction or in connection with any governmental investigation (in each case to the extent disclosure is required, but no further) so long as such Borrower notifies the Agent in writing of any circumstances of which such Borrower is aware that may lead to such a requirement or order, so as to allow the Agent to take steps to contest such order or investigation; PROVIDED, FURTHER, that the foregoing shall not apply to information which is required to be disclosed by such Borrower or information which in the reasonable determination of such Borrower is desirable for such Borrower to disclose, pursuant to federal or state securities laws, pursuant to the rules or regulations of the FCC, any PUC or other applicable Governmental Authority, or to Persons who are consultants, advisors (including but not limited to attorneys and auditors), officers, directors or employees of such Borrower, provided that each such Person is required by such Borrower to keep such information confidential.



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          SECTION 11.17.  ENTIRE AGREEMENT,  ETC. This Agreement  (including all schedules and exhibits referred to herein), the Notes, the Fee Letters and all other Loan Documents constitute the entire contract among the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instrument purporting to be an agreement of the parties hereto relating to such subject matter.

          SECTION 11.18. NO STRICT CONSTRUCTION. The parties hereto have participated, jointly in the negotiation and drafting of this Agreement. In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.




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


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.



                              KMC TELECOM INC., as a Borrower


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM II, INC., as a Borrower


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM III, INC., as a Borrower


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM OF VIRGINIA, INC., as a Borrower


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer

                              KMC TELECOM LEASING I LLC, as a Borrower
                                    BY:  KMC TELECOM INC., as Sole Member


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM LEASING II LLC, as a Borrower
                                    BY:  KMC TELECOM II, INC., as Sole Member


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM LEASING III LLC, as a Borrower
                                    BY:  KMC TELECOM III, INC., as Sole Member


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC TELECOM.COM, INC., as a Borrower


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer


                              KMC III SERVICES LLC, as a Borrower
                                    BY: KMC Telecom III, Inc., as Sole Member


                              By: /s/
                                  ----------------------------------------------
                                  Name: James D. Grenfell
                                  Title: Chief Financial Officer

                              NEWCOURT   COMMERCIAL  FINANCE   CORPORATION,   an
                              affiliate of The CIT Group, Inc., as a Lender and as Collateral Agent


                              By: /s/
                                  ----------------------------------------------
                                  Name: Michael V. Monahan
                                  Title: Vice President


                              FIRST UNION NATIONAL BANK, as a Lender and as Administrative Agent


                              By: /s/
                                  ----------------------------------------------
                                  Name: Elizabeth Elmore
                                  Title: Senior Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION, as a
                              Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Mark F. Mylon
                                  Title: Manager-Operations


                              CANADIAN IMPERIAL BANK OF COMMERCE, as
                              a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Ellen Marshall
                                  Title: Managing Director
                                         CIBC World Markets Corp., as Agent


                              LUCENT TECHNOLOGIES INC., as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Dina Fede
                                  Title: Director-Customer Finance

                              BANKBOSTON, N.A., as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Michael A. Ashton
                                  Title: Vice President


                              CREDIT SUISSE FIRST BOSTON, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Jeffrey B. Ulmer
                                  Title: Vice President


                              By: /s/
                                  ----------------------------------------------
                                  Name: Douglas E. Maher
                                  Title: Vice President


                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: John P. Flesler
                                  Title: Senior Vice President


                              By: /s/
                                  ----------------------------------------------
                                  Name: Constance Loosemore
                                  Title: Assistant Vice President


                              MORGAN STANLEY SENIOR FUNDING, INC.,
                                   as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: T. Morgan Edwards II
                                  Title: Vice President


                              By: /s/
                                  ----------------------------------------------
                                  Name:
                                  Title:

                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Shelia Finnely
                                  Title: Senior Vice President




                              UNION BANK OF CALIFORNIA, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Keith M. Wilson
                                  Title: Vice President


                              KEYPORT LIFE INSURANCE COMPANY, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Brian W. Good
                                  Title: Vice President & Portfolio Manager


                              STEIN ROE FLOATING RATE LIMITED
                              LIABILITY COMPANY, as a Lender


                              By: /s/
                                  ----------------------------------------------
                                  Name: Brian W. Good
                                  Title: Vice President,
                                         Stein Roe & Farnham Incorporated
                                         as Advisor to the Stein Roe Floating
                                         Rate Limited Liability Company

                                   ANNEX A


                              COMMITMENT AMOUNTS


                               REVOLVING LOANS


Lender                                          Revolving Loan Commitment Amount

Newcourt Commercial Finance Corporation                $ 22,500,000
Canadian Imperial Bank of Commerce                     $ 22,500,000
First Union National Bank                              $ 37,500,000
General Electric Capital Corporation                   $ 22,500,000
BankBoston, N.A.                                       $ 14,000,000
Credit Suisse First Boston                             $ 17,500,000
Dresdner Bank AG New York & Grand                      $ 14,000,000
Cayman Branches
Morgan Stanley Senior Funding, Inc.                    $ 17,500,000
Union Bank of California, N.A.                         $  7,000,000
TOTAL                                                  $175,000,000

                                 TERM A LOANS

Lender                                          Term A Loan Commitment Amount
Newcourt Commercial Finance Corporation                   $ 3,250,000
Canadian Imperial Bank of Commerce                        $ 3,250,000
First Union National Bank                                 $ 3,250,000
General Electric Capital Corporation                      $ 3,250,000
BankBoston, N.A.                                          $ 6,000,000
Credit Suisse First Boston                                $ 7,500,000
Dresdner Bank AG New York & Grand                         $ 6,000,000
Cayman Branches
Keyport Life Insurance Company                            $ 5,000,000
Morgan Stanley Dean Witter Prime                          $25,000,000
Income Trust
Morgan Stanley Senior Funding, Inc.                       $ 7,500,000
Stein Roe Floating Rate Limited                           $ 2,000,000
Liability Compan
Union Bank of California, N.A.                            $ 3,000,000
TOTAL                                                     $75,000,000


                                 TERM B LOANS

Lender                           Term B Loan Commitment Amount
Lucent Technologies Inc.                $450,000,000

TOTAL COMMITMENTS                       $700,000,000

                                   ANNEX B


                        FINANCIAL COVENANT INFORMATION


                 ITEM 2
         FISCAL QUARTER ENDING                      MINIMUM REVENUES

March 31, 2000                                        $ 24,935,000
June 30, 2000                                         $ 33,833,000
September 30, 2000                                    $ 43,122,000
December 31, 2000                                     $ 52,827,000
March 31, 2001                                        $ 65,937,000
June 30, 2001                                         $ 80,205,000
September 30, 2001                                    $ 92,926,000
December 31, 2001                                     $103,370,000



        ITEM 2


                          115% OF EBITDA         EBITDA LOSSES
FISCAL QUARTER ENDING         LOSSES            LESS $7,500,000
March 31, 2000             ($72,368,000)         ($70,429,000)
June 30, 2000              ($78,372,000)         ($75,649,000)
September 30, 2000         ($64,507,000)         ($63,593,000)
December 31, 2000          ($49,948,000)         ($50,933,000)
March 31, 2001             ($25,563,000)         ($29,729,000)
June 30, 2001              $  1,082,000(1)       ($ 6,227,000)


        ITEM 3

FISCAL QUARTER ENDING         85% OF                EBITDA
                              EBITDA           LESS $7,500,000
September 30, 2001           $20,668,000          $16,815,000
December 31, 2001            $37,435,000          $36,541,000

---------------------
(1)  This is a positive number.

ITEM 4                             CUMULATIVE CAPITAL EXPENDITURES
------                                      PLUS $25,000,000
FISCAL QUARTER ENDING              -------------------------------
---------------------
March 31, 2000                               742,645,000
June 30, 2000                                825,986,000
September 30, 2000                           895,254,000
December 31, 2000                            935,558,000
March 31, 2001                               963,623,000
June 30, 2001                                992,069,000
September 30, 2001                         1,031,824,000
December 31, 2001                          1,060,558,000




ITEM 5                            75% OF MINIMUM ACCESS LINES
------                            ---------------------------
FISCAL QUARTER ENDING
March 31, 2000                                106,672
June 30, 2000                                 137,394
September 30, 2000                            168,485
December 31, 2000                             203,380
March 31, 2001                                246,606
June 30, 2001                                 296,940
September 30, 2001                            349,859
December 31, 2001                             403,132

                                   ANNEX C

                     REVOLVING LOAN COMMITMENT REDUCTIONS

                     PAYMENT DATE            COMMITMENT REDUCTION

April 1, 2003                                       5.00%
July 1, 2003                                        3.75%
October 1, 2003                                     3.75%
January 1, 2004                                     3.75%
April 1, 2004                                       3.75%
July 1, 2004                                        6.25%
October 1, 2004                                     6.25%
January 1, 2005                                     6.25%
April 1, 2005                                       6.25%
July 1, 2005                                        6.25%
October 1, 2005                                     6.25%
January 1, 2006                                     6.25%
April 1, 2006                                       6.25%
July 1, 2006                                        7.50%
October 1, 2006                                     7.50%
January 1, 2007                                     7.50%
April 1, 2007                                       7.50%


                            TERM A LOAN REDUCTIONS

                                             Percentage of Outstanding Principal
PAYMENT DATE                                       Balance of Term A Loans
                                                         TO BE REPAID

April 1, 2002                                               0.25%
July 1, 2002                                                0.25%
October 1, 2002                                             0.25%
January 1, 2003                                             0.25%
April 1, 2003                                               0.25%
July 1, 2003                                                0.25%
October 1, 2003                                             0.25%
January 1, 2004                                             0.25%
April 1, 2004                                               0.25%
July 1, 2004                                                0.25%
October 1, 2004                                             0.25%
January 1, 2005                                             0.25%
April 1, 2005                                               0.25%
July 1, 2005                                                0.25%
October 1, 2005                                             0.25%
January 1, 2006                                             0.25%
April 1, 2006                                               0.25%
July 1, 2006                                                0.25%
October 1, 2006                                             0.25%
January 1, 2007                                             0.25%
April 1, 2007                                               47.50%
July 1, 2007                                                47.50%


                            TERM B LOAN REDUCTIONS

                                             Percentage of Outstanding Principal
PAYMENT DATE                                       Balance of Term B Loans
                                                         TO BE REPAID

July 1, 2003                                                5.00%
October 1, 2003                                             3.75%
January 1, 2004                                             3.75%
April 1, 2004                                               3.75%
July 1, 2004                                                3.75%
October 1, 2004                                             6.25%
January 1, 2005                                             6.25%
April 1, 2005                                               6.25%
July 1, 2005                                                6.25%
October 1, 2005                                             6.25%
January 1, 2006                                             6.25%
April 1, 2006                                               6.25%
July 1, 2006                                                6.25%
October 1, 2006                                             7.50%
January 1, 2007                                             7.50%
April 1, 2007                                               7.50%
July 1, 2007                                                7.50%


                               SCHEDULE 1.01(A)

                    APPLICABLE MARGIN FOR REVOLVING LOANS





-------------------------------------------------------------------------------
                                                     Applicable   Applicable
                                                     Margin for   Margin for
                                                     Base Rate       LIBOR
                                                       Loans         Loans
-------------------------------------------------------------------------------
Total Leverage Ratio > 12.0x or EBITDA negative        3.00%         4.00%
                     -
The Total Leverage Ratio > = 10.0x and < 12.0x         2.75%         3.75%
The Total Leverage Ratio > = 8.0x and < 10.0x          2.50%         3.50%
The Total Leverage Ratio > = 6.0x and < 8.0x           2.25%         3.25%
The Total Leverage Ratio < 6.0x                        2.00%         3.00%

-------------------------------------------------------------------------------


                      APPLICABLE MARGIN FOR TERM A LOANS


-------------------------------------------------------------------------------
                                                     Applicable   Applicable
                                                     Margin for   Margin for
                                                     Base Rate       LIBOR
                                                       Loans         Loans
-------------------------------------------------------------------------------
The Total Leverage Ratio > = 12.0x or EBITDA           3.25%         4.25%
negative                                               3.00%         4.00%
The Total Leverage Ratio > = 10.0x and < 12.0x         2.75%         3.75%
The Total Leverage Ratio > = 8.0x and < 10.0x          2.50%         3.50%
The Total Leverage Ratio > = 6.0x and < 8.0x           2.25%         3.25%
The Total Leverage Ratio < 6.0x
-------------------------------------------------------------------------------


                      APPLICABLE MARGIN FOR TERM B LOANS



-------------------------------------------------------------------------------
                                                     Applicable   Applicable
                                                     Base Rate       LIBOR
                                                       Margin       Margin
-------------------------------------------------------------------------------
The Consolidated Leverage Ratio > 12.0x or EBITDA      3.25%         4.25%
                                -
negative
The Consolidated Leverage Ratio > 10.0x and < 12.0x    3.00%         4.00%
                                -
The Consolidated Leverage Ratio > 8.0x and  < 10.0x    2.75%         3.75%
                                -
The Consolidated Leverage Ratio > 6.0x and  <  8.0x    2.50%         3.50%
                                -
The Consolidated Leverage Ratio < 6.0x                 2.25%         3.25%

-------------------------------------------------------------------------------
